As filed with the Securities and Exchange Commission on September 27, 2021

File Nos.
333-189667
811-22641

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.

Post-Effective Amendment No.	29 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	38 [X]

Franklin Alternative Strategies Funds
(Exact Name of Registrant as Specified in Charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective on (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 1, 2021 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND Franklin Alternative Strategies Funds
October 1, 2021

Class A	Class C	Class R	Class R6	Advisor Class
FAAAX	FASCX	FSKKX	FASRX	FABZX

The U.S. Securities and Exchange Commission (SEC)  and the U.S. Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

068 P 09/21

Contents

Fund Summary

Information about the Fund you should know before investing

Fund Details

More information on investment policies, practices and risks/financial highlights

Investment Goal	15
Principal Investment Policies and Practices	15
Principal Risks	21
Management	40
Distributions and Taxes	44
Financial Highlights	49

Your Account

Information about sales charges, qualified investors, account transactions and services

Choosing a Share Class	55
Buying Shares	68
Investor Services	71
Selling Shares	74
Exchanging Shares	77
Account Policies	81
Questions	93

For More Information

Where to learn more about the Fund

Back Cover

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

Fund Summary

Investment Goal

Capital appreciation with lower volatility relative to the broad equity markets.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 55 in the Fund's Prospectus and under “Buying and Selling Shares” on page 92 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	1.89%	1.89%	1.89%	1.89%	1.89%
Distribution and/or service (12b-1) fees[1]	0.25%	1.00%	0.50%	None	None
Other expenses
Other expenses of the Fund	0.24%	0.24%	0.24%	0.17%	0.24%
Other expenses of the Subsidiary[2]	0.03%	0.03%	0.03%	0.03%	0.03%
Dividend expense and security borrowing fees for securities sold short	0.44%	0.44%	0.44%	0.44%	0.44%
Acquired fund fees and expenses[3]	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1,2,3]	2.87%	3.62%	3.12%	2.55%	2.62%
Fee waiver and/or expense reimbursement[2,4]	-0.21%	-0.21%	-0.21%	-0.21%	-0.21%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3,4]	2.66%	3.41%	2.91%	2.34%	2.41%

1. Class C and Class R distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees for the current fiscal year. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) for the Fund do not exceed 1.95% until September 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until September 30, 2022. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other  mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

	1 Year	3 Years	5 Years	10 Years
Class A	$804	$1,371	$1,963	$3,555
Class C	$444	$1,089	$1,856	$3,867
Class R	$294	$944	$1,618	$3,416
Class R6	$237	$773	$1,336	$2,869
Advisor Class	$244	$794	$1,371	$2,938
If you do not sell your shares:
Class C	$344	$1,089	$1,856	$3,867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 236.64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro, each of which is described below. The Fund is structured as a multi-manager fund (meaning the Fund's assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (doing business as K2 Advisors; "K2 Advisors" or the “Investment Manager”), has overall responsibility for the Fund’s investments. The Investment Manager principally allocates the Fund’s assets among multiple sub-advisors who are implementing one or more non-traditional or alternative investment strategies (“Sub-Advisors”). The Sub-Advisors, from time to time, may include sub-advisors that are unaffiliated and affiliated with K2 Advisors.

The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities (which may include common stocks, preferred stocks and convertible securities) and debt securities (which may include bonds, notes, debentures, banker’s acceptances and commercial paper).

The Fund may invest in securities of U.S. and foreign companies of any capitalization size. Up to 15% of the Fund’s net assets may be invested in illiquid investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities

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FUND SUMMARY

(securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures based on equity or fixed income securities and indices, interest rate/bond futures, currency futures, currency index futures, and options thereon; (ii) swaps, including equity, currency, interest rate, total return and credit default swaps and options thereon; (iii) options, including call options and put options on indices, individual securities, currencies and exchange-traded funds; and (iv) currency forward contracts. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Investment Manager may from time to time use derivatives to adjust the Fund's exposure to certain asset classes in a manner consistent with its conditional risk overlay strategy (CRO Strategy).

Investment Management

The Investment Manager is responsible for allocating and re-allocating the Fund’s assets among the Sub-Advisors and/or any investment funds in which the Fund may invest and for cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors and/or investment funds that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager allocates among various alternative investment strategies utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-

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FUND SUMMARY

Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund's portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

The Investment Manager intends to primarily allocate the Fund’s assets to Sub-Advisors that implement some or all of the following strategies:

• Long Short Equity Strategies – Long Short Equity Strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an exchange-traded fund (ETF)). These strategies are generally focused on risk-adjusted returns and capitalize on the Sub-Advisor’s views and outlooks for specific equity markets, regions, sectors and securities. Examples of Long Short Equity Strategies include (i) growth focused strategies, (ii) value focused strategies, (iii) market-neutral strategies (e.g., maintaining net exposures between 20% short and 20% long), (iv) sector-focused strategies (e.g., technology, healthcare, financials) and (v) regionally or country focused strategies (e.g., U.S., Europe, Asia).

• Relative Value Strategies – Relative Value Strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. These strategies generally involve taking a position in one financial instrument and taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. Examples of Relative Value Strategies are: (a) credit long short strategies; (b) credit arbitrage; (c) convertible arbitrage; and (d) volatility arbitrage.

• Event Driven Strategies – Event Driven Strategies generally invest in securities of companies undergoing corporate events. These strategies are generally focused on analyzing the impact of the company-specific or transaction-specific event on security valuations. Examples of such company-specific or transaction-specific events include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings and reorganizations.

• Global Macro Strategies – Global Macro Strategies generally focus on macro-economic (economy-wide developments such as changes in unemployment, national income, rate of growth, gross domestic product, inflation and price levels) opportunities across numerous markets and investments. Investments may be long or short and are based on the relative value or direction of a market, a currency, an interest rate, a commodity or any macroeconomic variable. Examples of Global Macro Strategies include discretionary (seeking

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FUND SUMMARY

to profit by tactically investing across different asset classes, markets, and investment opportunities through a combination of fundamental market analysis and quantitative modeling) and systematic (seeking to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments) macro strategies.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Multi-Manager Approach The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Management and Asset Allocation   The Fund is actively managed and could experience losses if the Investment Manager's and Sub-Advisors' judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager's allocation of Fund assets among different asset classes, Sub-Advisors and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager's and Sub-Advisors' investment decisions will produce the desired results.

The Investment Manager and Sub-Advisors may use modeling systems to implement their investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and

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FUND SUMMARY

policies (e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency).

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager’s and Sub-Advisors' ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or a Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

LIBOR Transition The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It is currently anticipated that LIBOR will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund's portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Short Sales Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/agreed to sell at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Event Driven Investments A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund makes an event driven

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

investment may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Investing in Underlying Funds Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Portfolio Turnover The Investment Manager and/or the Sub-Advisors will sell a security or enter into or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the instrument. These activities increase the Fund’s portfolio turnover and may increase the Fund’s transaction costs.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

The secondary index in the table below shows how the Fund’s performance compares to the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2020, Q4	5.56%
Worst Quarter:	2020, Q1	-6.96%

As of June 30, 2021, the Fund’s year-to-date return was 3.11%.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
FUND SUMMARY

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2020

	1 Year	5 Years	Since Inception
Franklin K2 Alternative Strategies Fund - Class A
Return before taxes	1.14%	2.78%	3.16%	[1]
Return after taxes on distributions	0.94%	2.45%	2.80%	[1]
Return after taxes on distributions and sale of Fund shares	0.81%	2.06%	2.35%	[1]
Franklin K2 Alternative Strategies Fund - Class C	5.27%	3.19%	3.24%	[1]
Franklin K2 Alternative Strategies Fund - Class R	6.76%	3.68%	3.66%	[1]
Franklin K2 Alternative Strategies Fund - Class R6	7.43%	4.30%	4.32%	[1]
Franklin K2 Alternative Strategies Fund - Advisor Class	7.36%	4.20%	4.24%	[1]
HFRX Global Hedge Fund Index (index reflects no deduction for fees, expenses or taxes)	6.81%	3.29%	1.92%
ICE BofA U.S. 3-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	0.67%	1.20%	0.71%

1.	Since inception October 11, 2013.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

K2/D&S Management Co., L.L.C. (doing business as K2 Advisors)

Portfolio Managers

Brooks Ritchey

Senior Managing Director, Co-Chief Investment Officer of K2 Advisors and portfolio manager of the Fund since 2014.

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FUND SUMMARY

Robert Christian
Senior Managing Director, Co-Chief Investment Officer of K2 Advisors and portfolio manager of the Fund since 2014.

Anthony Zanolla, CFA
Senior Vice President/Portfolio Construction of K2 Advisors and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Fund Details

Investment Goal

The Fund's investment goal is to seek capital appreciation with lower volatility relative to the broad equity markets. The Fund’s investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Principal Investment Policies and Practices

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro, each of which is described below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the Investment Manager having overall responsibility for the Fund’s investments.

The Investment Manager allocates the Fund’s assets among multiple Sub-Advisors and investment funds, including private and registered investment vehicles and exchange-traded funds ("ETFs"). Fund assets which are not allocated to Sub-Advisors may be managed by the Investment Manager although the Investment Manager does not expect to manage a material portion of the Fund’s assets directly other than through investment in various investment funds and for cash management. Each Sub-Advisor is responsible for the day-to-day investment decisions for the portion of the Fund allocated to it, although the Investment Manager may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisors. The allocations to the Sub-Advisors are determined by the Investment Manager in its sole discretion and assets managed by a Sub-Advisor may be reallocated by the Investment Manager, in its sole discretion, to any other Sub-Advisor or to itself.

The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and ETFs; debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or asset-backed securities, including collateralized debt obligations.

The Fund may invest in securities of U.S. and foreign companies, including those located in emerging markets, of any capitalization size. Up to 15% of the Fund’s net assets may be invested in illiquid investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any

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maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Fund may invest in commodity-linked and other derivative instruments either directly or through a wholly-owned subsidiary (Subsidiary) established in the Cayman Islands. The purpose of investing in commodity-linked and other derivative instruments through the Subsidiary is to cause all income or gains from such commodity-related investments to qualify as "good income" for the Fund under the Internal Revenue Code of 1986 (the Code). The Fund may invest up to 25% of its total assets in the Subsidiary. For a more complete discussion of the tax consequences of the Fund’s investment in the Subsidiary, see “Distributions and Taxes” in the “Fund Details” section. The Fund may also gain exposure to commodity-linked derivatives through investments in other investment companies or ETFs.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures based on equity or fixed income securities and indices, interest rate/bond futures, currency futures, currency index futures, and options thereon; (ii) swaps, including equity, currency, interest rate, total return and credit default swaps and options thereon; (iii) options, including call options and put options on indices, individual securities, currencies and exchange-traded funds; and (iv) currency forward contracts. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the

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contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, such as interest rate, total return and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller

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that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks). A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies. A total return swap is an agreement between two parties pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principle prepayment or credit losses) of an undelying reference asset (e.g., a note, bond or securities index) in exchange for a reqular payment at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

Investment Management

The Investment Manager is responsible for (i) the hiring and termination of Sub-Advisors, subject to the Board’s oversight and approval; (ii) monitoring the overall investment performance of the Sub-Advisors; (iii) allocating and re-allocating the Fund’s assets among the Sub-Advisors and/or any investment funds in which the Fund may invest; and (iv) cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors and/or investment funds that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager allocates among various alternative investment strategies utilizing a top-down approach, generating the Fund's strategy weightings by taking

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into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund's portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

With regard to its allocations to Sub-Advisors, the Investment Manager identifies, evaluates and selects appropriate Sub-Advisors based on its investment due diligence process, which includes, but is not limited to, evaluation of a prospective Sub-Advisor’s strategy and people, investment process, risk-return profiles, and operational and compliance processes. From time to time, the Fund may have little or no assets allocated to any one particular strategy in light of economic or other conditions (including the availability of Sub-Advisors), as determined by the Investment Manager in its sole discretion.

From time to time, the Investment Manager may implement its CRO Strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO Strategy involves investing in derivatives or other instruments in an effort to provide a hedge against negative market events. When implemented, the CRO Strategy will reduce the Fund's ability to benefit from positive market movements.

The Investment Manager intends to primarily allocate the Fund’s assets to Sub-Advisors and investment funds that implement some or all of the strategies discussed below. The descriptions of such investment strategies are subjective, are not complete descriptions of any strategy and may differ from classifications made by other investment firms that implement similar investment strategies. In the future, the Investment Manager may also determine to allocate the Fund’s assets to Sub-Advisors and investment funds employing other strategies not described herein.

Long Short Equity Strategies – Long Short Equity Strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an ETF). These strategies are generally focused on capitalizing on the Sub-Advisor’s views and outlooks for specific equity markets, regions, sectors and securities. Typically, a Sub-Advisor uses fundamental research to identify undervalued companies in which it invests long and overvalued companies that it sells short. This strategy generally does not rely solely on the direction of the markets for performance because the Sub-Advisors typically believe the Fund can profit from both upward and downward market and securities movements. At times, Long Short Equity Strategies may underperform in strong bull markets because

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their short exposure can be a detractor in a rising market. However, they can outperform in bear markets and more normal market environments where stock selection and exposure management can both contribute to returns. Examples of Long Short Equity Strategies include (i) growth focused strategies, (ii) value focused strategies, (iii) market-neutral strategies (e.g., maintaining net exposures between 20% short and 20% long), (iv) sector-focused strategies (e.g., technology, healthcare, financials) and (v) regionally focused strategies (e.g., U.S., Europe, Asia).

Relative Value Strategies – Relative Value Strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. These strategies generally involve taking a position in one financial instrument and taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. Relative Value Strategies employ a variety of fundamental and quantitative techniques and are implemented in a manner intended to limit the impact of market direction on performance. The Sub-Advisors may invest in a broad range of asset classes and securities in order to implement a relative value strategy including equity securities, debt securities, convertible securities, derivatives instruments or other securities types. Examples of Relative Value Strategies are: (a) credit long short strategies (long and short investments in credit-related securities); (b) credit arbitrage (long investments in an issuer’s security that is senior or junior to securities elsewhere in the issuer’s capital structure where the Fund has a short position, with the expectation that the relative prices of the issuer’s two securities will converge); (c) convertible arbitrage (long investments in a convertible bond and short investments in related equity or debt securities in an attempt to profit from the mispricing between the two securities); and (d) volatility arbitrage (long and short investments in volatility positions, typically through options).

Event Driven Strategies – Event Driven Strategies generally invest in securities of companies undergoing corporate events. These strategies are generally focused on analyzing the impact of the company-specific or transaction-specific event on security valuations. Examples of such company-specific or transaction-specific events include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings and reorganizations. Sub-Advisors may pursue any of these types of situations by making investments that are directional (both long and short), relative value, or trading-oriented. The Sub-Advisors may invest in securities including equities, bonds or corporate loans, along with derivatives and broad market indices. Success in the strategy depends on correctly estimating the value of relevant securities leading up to and after the event takes place, along with assigning the correct probability to the timing and outcome of the event in question.

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Global Macro Strategies – Global Macro Strategies generally focus on macro-economic opportunities across numerous markets and investments. Macro-economic opportunities result from economy-wide developments such as changes in unemployment, national income, rate of growth, gross domestic product, inflation and price levels. Investments may be long or short and are based on the relative value or direction of a market, a currency, an interest rate, a commodity or any other macroeconomic variable. Security types range from cash securities, futures contracts and derivatives instruments, and may include asset classes such as equities, fixed income, currencies or commodities. Macroeconomic data and knowledge of the geopolitical landscape are central to the investment process. Examples of Global Macro Strategies include discretionary and systematic macro strategies. Discretionary macro strategies typically seek to profit by tactically investing across different asset classes, markets, and investment opportunities through a combination of fundamental market analysis and quantitative modeling. While the markets they invest in may be diverse, Sub-Advisors in these strategies may hold more concentrated positions in a limited number of markets and/or asset classes at any one time. Systematic macro strategies generally seek to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments.

The identity and number of Sub-Advisors employed by the Investment Manager, and the amount of Fund assets allocated among them, will change over time.

When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers’ acceptances and money market fund shares (including shares of an affiliated money market fund), or derivative instruments. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths,

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such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of the COVID-19 pandemic have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Multi-Manager Approach

The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that a Sub-Advisor may purchase a security for the Fund at the same time that another Sub-Advisor sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Sub-Advisors purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

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Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. In addition, the Sub-Advisors may manage other investment accounts with performance-based fees, which could create a conflict of interest for the portfolio managers in managing the Fund and such other accounts. Subject to the overall supervision of the Fund’s investment program by the Investment Manager, each Sub-Advisor is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law and for the prevention of conflicts of interest.

Management and Asset Allocation

The Fund is actively managed and could experience losses if the Investment Manager’s and Sub-Advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager’s allocation of Fund assets among different strategies, Sub-Advisors, and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager’s and Sub-Advisors’ investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Manager and Sub-Advisors in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

The Investment Manager and Sub-Advisors may use modeling systems to implement their investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. The results generated by these models may perform differently than in the past, or as expected. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons. For example, human judgment plays a role in building, using, testing, and modifying the financial algorithms and formulas used in these models. Additionally, there is a possibility that the historical data may be imprecise or become stale due to new events or changing circumstances which the models may not promptly detect. Market performance can be affected by non-quantitative factors (for example, market or trading system dysfunctions, investor fear or over-reaction or other emotional considerations) that are not easily integrated into the Investment Manager’s or Sub-Advisors’ risk models. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).

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Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Investment Manager, the Sub-Advisors, or the rating agencies than such securities actually do.

Foreign Securities (non-U.S.)

Investing in foreign securities including sovereign debt securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or a Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager's or a Sub-Advisor's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more

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volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain issuers in a country could result in an (i) immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities or (ii) other limitations on the Fund’s ability to invest or hold such securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities.   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal

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advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting principal or interest payments on sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

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Regional.   Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Emerging market countries.   The Fund's investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

• less social, political and economic stability;

• a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;

• smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;

• more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

• less transparent and established taxation policies;

• less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;

• less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

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• less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

• less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

• greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

• higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

• greater sensitivity to interest rate changes (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt);

• increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

• greater debt burdens relative to the size of the economy;

• more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and

• less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager's or Sub-Advisors' ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated

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benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate , index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements , and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Investment Manager or Sub-Advisor elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading

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Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the Investment Manager or Sub-Advisor to use derivatives when it wishes to do so.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments generally pose greater illiquidity and valuation risks.

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Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Short Sales

There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Fund will sell a security it does not own or is obligated to sell in the future at the then-current market price and then borrow/purchase the security to deliver to the buyer. The Fund is then obligated to

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buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/purchased at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. It is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Event Driven Investments

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund makes an event driven investment may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible

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debt security, and generally has less potential for gain or loss than the underlying stock.

Small and Mid-Capitalization Companies

While small and mid-capitalization companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, small and mid-capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid-capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid-capitalization companies to changing economic conditions.

In addition, small and mid-capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Investment Funds

The Fund’s performance is directly impacted by the performance of any investment funds held by it. The ability of the Fund to achieve its investment goal is directly related to, in part, the ability of the investment funds to meet their investment goal.

Investing in other investment funds may be more costly to the Fund than if the Fund had invested in the underlying securities directly. Shareholders of the Fund will indirectly bear the fees and expenses (including management and advisory fees and other expenses) of the underlying investment funds. As the Fund’s allocations among the investment funds change from time to time, or to the extent that the expense ratios of the underlying funds change, the expenses borne by the Fund may increase or decrease.

The Fund’s investments in investment funds may subject the Fund to additional risks than if the Fund would have invested directly in the investment funds’ underlying securities. These risks include the possibility that an unregistered fund or an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities. In addition, an ETF may trade at a premium or discount to its net asset value, as shares of an ETF are bought and sold on exchanges based on market values and not at the ETF’s net asset value.

Another risk of investing in investment funds is the possibility that one investment fund may buy the same securities that another investment fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these

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transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by the investment fund, as well as taxable gains from transactions in shares of the investment fund by the Fund. The Fund or the investment funds may hold common portfolio securities, thereby reducing the diversification benefits to the Fund.

Also, some of the investment funds in which the Fund may invest are not registered under the Investment Company Act of 1940 (1940 Act). Therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments.

Commodities

The Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Tax

The tax treatment of the Fund’s use of commodity-linked derivative instruments (including commodity-linked notes) may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income for purposes of the Fund’s qualification as a regulated investment company, the Fund might fail to qualify as such and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The Internal Revenue Service (IRS) has issued a number of private letter rulings to other mutual funds, upon which the Fund cannot rely, which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign

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subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, in September 2016 the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the Investment Company Act of 1940. A financial instrument or position that constitutes a security under section 2(a)(36) of the Investment Company Act of 1940 generates qualifying income for a corporation taxed as a regulated investment company. The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the Internal Revenue Service. Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly only to the extent that such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940 or (b) indirectly through the Subsidiary. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income, provided that, in general, such income is derived with respect to the Fund’s business of investing in stocks and securities. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. It is possible that the IRS may issue further guidance, or Congress may enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked derivative instruments or the Subsidiary (which guidance might be applied retroactively to the Fund), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political,

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economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Portfolio Turnover

The Investment Manager and/or the Sub-Advisors will sell a security or enter or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the security. The Fund's turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the Investment Manager in making decisions on when to buy or sell securities. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity,

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prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Unrated Debt Securities

Unrated debt securities determined by the Investment Manager to be of comparable credit quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information and independent credit analysis are typically available about unrated securities or issuers, and therefore they may be subject to greater risk of default.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and

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Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Although mortgage-backed securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

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Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Impairment of Collateral

The terms of the senior secured corporate loans and corporate debt securities in which the Fund typically invests require that collateral and/or cash flow generating capacity be maintained to support payment of the obligation. Generally, the collateral for a secured corporate loan or corporate debt security has a fair market value at least equal to 100% of the amount of such corporate loan or corporate debt security when initially syndicated. However, the value of the collateral and/or the cash flow generating capacity may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or more senior claims under applicable credit agreements, or may be difficult to sell.

In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund might not receive timely payments or may not ultimately receive payments to which it is entitled.

LIBOR Transition

The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It is currently anticipated that LIBOR will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund's portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

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More detailed information about the Fund and its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

K2/D&S Management Co., L.L.C. (K2 Advisors), 300 Atlantic Street, 12th Floor, Stamford, CT 06901, is the Fund's investment manager. K2 Advisors is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, K2 Advisors and its affiliates manage, as of August 31, 2021, over $1.57 trillion in assets, and have been in the investment management business since 1947.

Under a separate agreement with K2 Advisors, each of the following Sub-Advisors serves as a sub-advisor to the Fund and is authorized to manage a portion of the Fund's portfolio, as allocated by K2 Advisors:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Chilton Investment Company, LLC	Long Short Equity	1290 East Main Street, 1st Floor Stamford, Connecticut 06902
Electron Capital Partners, LLC	Long Short Equity	10 East 3rd Street, 19th Floor New York, New York 10022
Jennison Associates, LLC	Long Short Equity	466 Lexington Avenue New York, New York 10017
Portland Hill Asset Management Limited	Long Short Equity	21 Knightsbridge London, SW1X 7LY United Kingdom
Wellington Management Company, LLP	Long Short Equity	280 Congress Street Boston, Massachusetts 02210
Apollo Credit Management LLC	Relative Value	9 West 57th Street, 43rd Floor New York, New York 10019
Benefit Street Partners, L.L.C.	Relative Value	9 West 57th Street, Suite 4920 New York, New York 10019
Brigade Capital Management, LP	Relative Value	399 Park Avenue, 16th Floor New York, New York 10022
Elementum Advisors, LLC	Relative Value	155 North Wacker Drive, Suite 1750 Chicago, Illinois 60606
Ellington Global Asset Management, LLC	Relative Value	53 Forest Avenue, Suite 301

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Old Greenwich, Connecticut 06870
Lazard Asset Management, LLC	Relative Value	30 Rockefeller Plaza, 56th Floor New York, New York 10112
One River Asset Management, LLC	Relative Value	3 River Road, 2nd Floor Greenwich, CT 06807
Loomis Sayles & Company, L.P.	Relative Value	One Financial Center Boston, Massachusetts 02111
Bardin Hill Arbitrage IC Management LP	Event Driven	299 Park Avenue, 24th Floor New York, New York 10171
P. Schoenfeld Asset Management L.P.	Event Driven	1350 Avenue of the Americas, 21st Floor New York, New York 10019
BlueBay Asset Management LLP	Global Macro	77 Grosvenor Street London, W1K 3JR United Kingdom
Emso Asset Management Limited	Global Macro	Iron Trades House21 Grosvenor Place London, SW1X 7HN United Kingdom
Graham Capital Management, L.P.	Global Macro	40 Highland Avenue Rowayton, Connecticut 06853
RV Capital Management Private Ltd	Global Macro	3 Church Street, #15-03 Samsung Hub Singapore 049483

The Fund is managed by a team of dedicated professionals focused on investments in non-traditional and alternative investment strategies. The portfolio managers of the team are as follows:

Brooks Ritchey Senior Managing Director, Co-Chief Investment Officer of K2 Advisors

Mr. Ritchey has been a portfolio manager of the Fund since 2014. He joined K2 Advisors in 2005.

Robert Christian Senior Managing Director, Co-Chief Investment Officer of K2 Advisors

Mr. Christian has been a portfolio manager of the Fund since 2014. He joined K2 Advisors in 2010.

Anthony Zanolla, CFA Senior Vice President/Portfolio Construction of K2 Advisors

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Mr. Zanolla has been a portfolio manager of the Fund since 2018, providing research and advice on the evaluation of and portfolio allocations to the Sub-Advisors, and portfolio risk assessment. He joined K2 Advisors in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Messrs. Ritchey and Christian are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the selection and monitoring of the Fund's subadvisors, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays the Investment Manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

• 1.90% of the value of net assets up to and including $1 billion;

• 1.85% of the value of net assets over $1 billion up to and including $1.5 billion;

• 1.80% of the value of net assets over $1.5 billion up to and including $3 billion; and

• 1.75% of the value of net assets over $3 billion.

The Investment Manager has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding Rule 12b-1 fees; acquired fund fees; expenses related to securities sold short; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class of the Fund do not exceed 1.95% until September 30, 2022. In addition, the transfer agent has contractually agreed to cap the transfer agent fee for Class R6 shares so that transfer agent fees for the class do not exceed 0.03% until September 30, 2022. During their term, these fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation. For the fiscal year ended May 31, 2021, the management fees before and after such waivers were 1.89% and 1.71%, respectively.

The Investment Manager has also contractually agreed to waive an amount of investment management fees that it receives from the Fund in an amount equal to the investment management fees it receives from the Subsidiary. This waiver relating to the Subsidiary may not be terminated by the Investment Manager and

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will remain in effect for as long as the investment management agreement between the Fund and the Investment Manager is in place.

K2 Advisors compensates each Sub-Advisor for providing investment advice and analysis and for managing its respective portion of the Fund’s assets allocated to it from time to time by K2 Advisors.

A discussion regarding the basis for the board of trustees approving the investment management contract and sub-advisory contracts is available in the Fund's annual report to shareholders for the fiscal year ended May 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund's board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund's board of trustees: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund's investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Regulation under the Commodity Exchange Act

The investment manager is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the investment manager’s registration as a commodity pool operator. Generally, these

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rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the investment manager as the Fund’s CPO, the investment manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the investment manager’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The investment manager is also registered as a “commodity trading advisor” (CTA), but relies on an exemption with respect to the Fund from the CTA regulations available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies or this prospectus.

Distributions and Taxes

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements. After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend." At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

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Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income. Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed below.

Sales of Fund shares. When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting. If you acquire shares in the Fund, generally referred to as “covered shares," and sell or exchange them, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are

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required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

State, local and foreign taxes. Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. . If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Investment in commodities.   The Fund must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, relating to sources of its income and diversification of its assets. One of the requirements for favorable tax treatment as a regulated investment company is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (IRS) has issued a number of private letter rulings to other mutual funds, upon which the Fund cannot rely, which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, in September 2016 the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the Investment Company Act of 1940. A financial instrument or position that constitutes a security under section 2(a)(36) of the Investment Company Act of 1940 generates qualifying income for a corporation taxed as a regulated investment company. The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in

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commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the Internal Revenue Service. Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly only to the extent that such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940 or (b) indirectly through the Subsidiary. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income, provided that, in general, such income is derived with respect to the Fund’s business of investing in stocks and securities. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. It is possible that the IRS may issue further guidance, or Congress may enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked derivative instruments or the Subsidiary (which guidance might be applied retroactively to the Fund), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the board may authorize a change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The Fund also intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company.

Investments in foreign currency contracts. The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The Treasury Department is authorized to issue regulations that exclude from the definition of qualifying income such foreign currency gains which may cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate income tax rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to shareholders as ordinary income (possibly as qualified dividend income) to the extent of the Fund’s current or accumulated earnings and profits. As of the date of this document, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on

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how to apply the asset diversification test applicable to regulated investment companies to such foreign currency positions. Thus, the IRS’s determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not to willful neglect.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

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Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

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Franklin K2 Alternative Strategies Fund - Class A

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.19	$11.28	$11.38	$11.14	$10.55
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.03)	0.04	0.01	0.03
Net realized and unrealized gains (losses)	1.45	0.02	0.11	0.38	0.61
Total from investment operations	1.37	(0.01)	0.15	0.39	0.64
Less distributions from:
Net investment income	—	(0.07)	—	(0.15)	(0.05)
Net realized gains	(0.10)	(0.01)	(0.25)	—	—
Total distributions	(0.10)	(0.08)	(0.25)	(0.15)	(0.05)
Net asset value, end of year	$12.46	$11.19	$11.28	$11.38	$11.14
Total return[c]	12.25%	(0.15)%	1.35%	3.57%	6.07%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[d]	2.82%	2.58%	2.73%	2.81%	3.07%
Expenses net of waiver, payments by affiliates and expense reduction[d]	2.64%	2.40%	2.56%	2.59%	2.73%
Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%
Net investment income (loss)	(0.67)%	(0.25)%	0.36%	0.06%	0.10%
Supplemental data
Net assets, end of year (000’s)	$102,138	$90,205	$104,452	$119,214	$119,385
Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

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Franklin K2 Alternative Strategies Fund - Class C

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.95	$11.05	$11.25	$11.00	$10.45
Income from investment operations[a]:
Net investment income (loss)[b]	(0.15)	(0.11)	(0.05)	(0.08)	(0.04)
Net realized and unrealized gains (losses)	1.41	0.02	0.10	0.39	0.59
Total from investment operations	1.26	(0.09)	0.05	0.31	0.55
Less distributions from:
Net investment income	—	—	—	(0.06)	—
Net realized gains	(0.10)	(0.01)	(0.25)	—	—
Total distributions	(0.10)	(0.01)	(0.25)	(0.06)	—
Net asset value, end of year	$12.11	$10.95	$11.05	$11.25	$11.00
Total return[c]	11.51%	(0.85)%	0.56%	2.82%	5.26%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[d]	3.54%	3.33%	3.48%	3.56%	3.79%
Expenses net of waiver, payments by affiliates and expense reduction[d]	3.36%	3.15%	3.31%	3.34%	3.45%
Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%
Net investment income (loss)	(1.39)%	(1.00)%	(0.39)%	(0.69)%	(0.62)%
Supplemental data
Net assets, end of year (000’s)	$31,541	$36,043	$44,897	$53,196	$55,496
Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

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Franklin K2 Alternative Strategies Fund - Class R

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.20	$11.28	$11.42	$11.17	$10.61
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.06)	0.02	(0.02)	(0.25)
Net realized and unrealized gains (losses)	1.45	0.02	0.09	0.39	0.86
Total from investment operations	1.34	(0.04)	0.11	0.37	0.61
Less distributions from:
Net investment income	—	(0.03)	—	(0.12)	(0.05)
Net realized gains	(0.10)	(0.01)	(0.25)	—	—
Total distributions	(0.10)	(0.04)	(0.25)	(0.12)	(0.05)
Net asset value, end of year	$12.44	$11.20	$11.28	$11.42	$11.17
Total return	11.97%	(0.39)%	1.08%	3.28%	5.79%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[c]	3.06%	2.83%	2.98%	3.06%	3.32%
Expenses net of waiver, payments by affiliates and expense reduction[c]	2.88%	2.65%	2.81%	2.84%	2.98%
Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%
Net investment income (loss)	(0.91)%	(0.50)%	0.11%	(0.19)%	(0.15)%
Supplemental data
Net assets, end of year (000’s)	$840	$884	$844	$648	$597
Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

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Franklin K2 Alternative Strategies Fund - Class R6

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.25	$11.34	$11.41	$11.17	$10.59
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	0.01	0.08	0.03	0.02
Net realized and unrealized gains (losses)	1.47	0.02	0.10	0.40	0.65
Total from investment operations	1.43	0.03	0.18	0.43	0.67
Less distributions from:
Net investment income	—	(0.11)	—	(0.19)	(0.09)
Net realized gains	(0.10)	(0.01)	(0.25)	—	—
Total distributions	(0.10)	(0.12)	(0.25)	(0.19)	(0.09)
Net asset value, end of year	$12.58	$11.25	$11.34	$11.41	$11.17
Total return	12.61%	0.27%	1.70%	3.83%	6.40%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[c]	2.50%	2.26%	2.41%	2.46%	2.73%
Expenses net of waiver, payments by affiliates and expense reduction[c]	2.32%	2.07%	2.23%	2.24%	2.39%
Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%
Net investment income (loss)	(0.35)%	0.08%	0.69%	0.41%	0.44%
Supplemental data
Net assets, end of year (000’s)	$27,471	$15,537	$42,842	$31,805	$265,247
Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

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Franklin K2 Alternative Strategies Fund - Advisor Class

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.23	$11.33	$11.40	$11.16	$10.58
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	— [c]	0.07	0.04	0.04
Net realized and unrealized gains (losses)	1.47	0.01	0.11	0.38	0.62
Total from investment operations	1.42	0.01	0.18	0.42	0.66
Less distributions from:
Net investment income	—	(0.10)	—	(0.18)	(0.08)
Net realized gains	(0.10)	(0.01)	(0.25)	—	—
Total distributions	(0.10)	(0.11)	(0.25)	(0.18)	(0.08)
Net asset value, end of year	$12.55	$11.23	$11.33	$11.40	$11.16
Total return	12.55%	0.19%	1.61%	3.75%	6.29%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[d]	2.57%	2.33%	2.48%	2.56%	2.82%
Expenses net of waiver, payments by affiliates and expense reduction[d]	2.39%	2.15%	2.31%	2.34%	2.48%
Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%
Net investment income (loss)	(0.42)%	— [e]	0.61%	0.31%	0.35%
Supplemental data
Net assets, end of year (000’s)	$1,152,105	$977,094	$1,046,252	$896,278	$674,828
Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Amount rounds to less than 0.01%.

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Your Account

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Some share classes may not be offered by certain financial intermediaries. Your financial intermediary or investment representative (financial advisor) can help you decide which class is best for you. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

Class A	Class C	Class R	Class R6	Advisor Class
Initial sales charge of 5.50% or less	No initial sales charge	No initial sales charge	See “Qualified Investors - Class R6” below	See “Qualified Investors - Advisor Class” below
Deferred sales charge of 1% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months	Deferred sales charge is not applicable
Lower annual expenses than Class C or R due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees. Automatic conversion to Class A shares after approximately eight years, reducing future annual expenses.	Higher annual expenses than Class A due to higher distribution fees (lower than Class C). No conversion to Class A shares so annual expenses do not decrease.

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Class A, C & R

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

As noted above, the availability of certain share classes and/or shareholder privileges or services described in this prospectus will depend on the policies, procedures and trading platforms of your financial intermediary. Accordingly, you may be invested through your financial intermediary in a share class that has higher annual fees and expenses than other share classes offered in this prospectus, which will have an adverse impact on your investment return. The Fund is not responsible for any additional share class eligibility requirements, investment minimums, exchange privileges, or other policies imposed by financial intermediaries or for notifying shareholders of any changes to them. It is the responsibility of the financial intermediary (and not the Fund) to ensure that you obtain proper financial intermediary-specific waivers, discounts, investment minimums, minimum account balances and other special arrangements and that you are placed in the proper share class for which you are eligible through your financial intermediary. Please consult your financial adviser to consider your options, including your eligibility to qualify for the share classes and/or shareholder privileges or services described in this prospectus.

Sales Charges - Class A

when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $50,000	5.50	5.82
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63

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$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04
$1 million or more	0.00	0.00

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/quantity-discounts. This web page can also be reached at franklintempleton.com by clicking the "Investments Resources” under “Investments & Solutions" tab and then choosing "Quantity Discounts for Class A Shares."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

• You, individually;

• Your "family member," defined as your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21;

• You jointly with one or more family members;

• You jointly with another person(s) who is (are) not family members if that other person has not included the value of the jointly-owned shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;

• A Coverdell Education Savings account for which you or a family member is the identified responsible person;

• A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;

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• A 529 college savings plan over which you or a family member has investment discretion and control;

• Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);

• A trust established by you or a family member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the current or cost value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price on the day of your current purchase. The cost value of shares is determined by aggregating the amount you invested in cumulative quantity discount eligible shares (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the

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date prior to your current purchase. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of “cumulative quantity discount eligible shares” (as defined in the “Cumulative quantity discount” section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time; however, purchases made under a right of reinvestment and appreciation of your holdings do not count as purchases made during the LOI period. During that 13-month period, additional purchases as well as reinvested dividends and capital gains are counted toward the fulfillment of your LOI. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. The value of your cumulative quantity discount eligible shares (as calculated in the “Cumulative quantity discount” section above) as of the day prior to your LOI start date may be counted toward fulfillment of your LOI. The cost value of cumulative quantity discount eligible shares, however, may only be aggregated for share purchases that took place within 18 months of the LOI start date.

If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales Charge Waivers

Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information

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about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for certain investors. The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

• Current employees of securities dealers that have executed a selling agreement with Franklin Distributors, LLC (Distributors) and their affiliates and their family members, as allowed by the internal policies of their employer.

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Group annuity separate accounts offered to retirement plans.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers.

• Shareholders who purchase directly from the Funds and not through any financial intermediary (i.e., Distributors is the broker of record).

• Class C shareholders whose shares are converted to Class A shares after eight (8) years under the Class C shares’ conversion feature.

Retirement plans. Provided that Franklin Templeton Investor Services, LLC is notified, Class A shares at NAV are available for:

• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper platform or third party retirement platform; or

• Any investors who purchases shares with proceeds from an IRA for which Fiduciary Trust International of the South (FTIOS) is custodian.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without

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an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) -Class A & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.30% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As set by the board of trustees (until further notice), the Fund currently may pay up to 0.25% under the Class A plan, notwithstanding the higher limit provided in such plan.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

Sales Charges - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) – Class A & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective August 2, 2021, the Class C conversion feature provides that Class C shares that have been held for eight (8) years or more will automatically convert into Class A shares and will no longer be subject to Class C shares’ Rule 12b-1 fees (but will be subject to Class A share's Rule 12b-1 fee, if any) (the “Conversion Feature”). Prior to August 2, 2021, the Class C Conversion Feature had a 10-year holding period. The first 8-year conversion will occur on August 16, 2021. Thereafter, Class C shares of the Fund will convert automatically to Class A shares

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of the Fund on a monthly basis in the month of, or the month following, the 8-year anniversary of the Class C shares’ purchase date. The monthly conversion date typically occurs around the middle of every month and generally falls on a Friday.

Terms of the Conversion Feature.

Class C shares that automatically convert to Class A shares of the Fund convert on the basis of the relative net asset values of the two classes. Shareholders do not pay a sales charge, including a CDSC, upon the conversion of their Class C shares to Class A shares pursuant to the Conversion Feature. The automatic conversion of the Fund’s Class C shares into Class A shares after the 8-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

If you previously owned Class C shares of any Franklin Templeton Fund that were later merged or exchanged into the Fund, the time you held such shares counts towards the 8-year period for automatic conversion to Class A shares. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Class C shares held through a financial intermediary in an omnibus account automatically convert into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund cannot automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

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New accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before October 5, 2018, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Sales Charges - Class R
With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

• Employer Sponsored Retirement Plans

• Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

• IRAs on financial intermediary platforms approved by Distributors

• Non-ERISA 403(b) plans when purchasing direct from the Fund or platforms approved by Distributors

• Certain other retirement accounts held through financial intermediaries that have been approved by Distributors.

Distribution and Service (12b-1) Fees

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase

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the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell any class of shares of a Franklin Templeton fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class (or share class equivalent if the share class you redeemed from is closed to new investors) without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record. Proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares.

This reinstatement privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this reinstatement privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

Generally, if you paid a CDSC when you sold your Class A or Class C shares, Distributors will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. For Class A shares reinvested with a CDSC credit, a new CDSC will apply and the CDSC holding period will begin again. For Class C shares reinvested with a CDSC credit in Class A shares, you will not receive a CDSC credit in the

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new Class A shares and your reinvestment will not be subject to any otherwise applicable CDSC.

Qualified Investors - Class R6

Class R6 shares are available to the following investors:

• Employer Sponsored Retirement Plans where plan level or omnibus accounts are held on the books of Franklin Templeton Investor Services.

• Endowments; foundations; local, city and state governmental institutions; corporations; non-profit organizations that are organized as corporations; and insurance companies, (collectively “institutional investors”) when purchasing directly from a Fund. The minimum initial investment for institutional investors is $1,000,000 per Fund.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or subadvisory services.

• Intermediaries that execute an addendum to their selling agreement acknowledging that they are acting exclusively as agents of their clients in transacting in Class R6 shares.

• Advisory Fee Programs. A registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as a “Sponsor”) that has an agreement with Distributors authorizing the sale of Fund shares and that acquires shares of the Fund for its clients in connection with a comprehensive fee or other advisory fee arrangement for which the client pays the Sponsor a fee for investment advisory services. No minimum initial investment.

• Health Savings Accounts (HSAs) within plan level or omnibus accounts that are held on the books of Franklin Templeton Investor Services.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

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• Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.

• Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.

• Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then-current policies. Minimum initial investment: $1,000 ($25 for accounts with an automatic investment plan).

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper or third party retirement platform.

• Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton funds.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code.

• An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account

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that may charge a transaction or other fee to customers. Minimum initial investment $100,000, unless otherwise waived by Distributors.

Waivers for Exchanges between Classes of the Same Fund

Financial Intermediary Exchanges between Classes of the Same Fund. Exchanges between Classes of the same Fund as described below generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares. These exchange privileges are subject to termination and may be amended from time to time.

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Advisor Class shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Advisor Class shares of the Fund. If a shareholder that holds Advisor Class shares of a Fund no longer participates in an Advisory Program, the Advisor Class shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Rule 12b-1 fees to which it was not previously subject. All such exchanges are initiated by the financial intermediary and not the Fund and the Fund does not have information or oversight with respect to such exchanges. Such exchanges will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge. Unless otherwise permitted, any CDSC owed must be paid on Class A and C shares that you wish to exchange.

Financial Intermediary Exchanges from Class C Shares to Class A Shares. Class C shares purchased through financial intermediaries may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

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Buying Shares

Minimum Investments - Class A, C & R

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 1,000
Automatic investment plans	$ 25
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts	no minimum
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs	$250
Broker-dealer sponsored wrap account programs	no minimum

A financial intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain intermediary-specific investment minimums. Please consult with your financial intermediary if you have any questions regarding its policies.

Please note that you may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

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Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, pre-paid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Franklin Templeton Investor Services P.O. Box 997151 Sacramento, CA 95899-7151 Call toll-free: (800) 632-2301 or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Buying Shares

Through your investment representative
By Phone/Online (800) 632‑2301 franklintempleton.com Note: certain account types are not available for online account access.
By Mail
By Wire (800) 632‑2301 or (650) 312‑2000 collect
By Exchange franklintempleton.com

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Opening an account	Adding to an account
Contact your investment representative	Contact your investment representative

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. To make a same day investment, your phone order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. You may open certain new accounts online at franklintempleton.com.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

To make a same day investment, your phone or online order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement . If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

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Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Retirement Plans

Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

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Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, proxy statements and other documents, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can choose not to register for online privileges. Additionally, if you don’t want telephone privileges, or want to discontinue telephone/online privileges at any time please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g. email, chat, text messaging, fax), you are accepting the associated risks related to potential lack of security, such as the possibility that your

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confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or contact us for instructions.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton funds based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

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Selling Shares

You can sell your shares at any time. To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. Please keep in mind that a contingent deferred sales charge (CDSC) may apply

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

• you are selling more than $100,000 worth of shares

• you want your proceeds paid to someone who is not a registered owner

• you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

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Retirement Plans

You may need to complete additional forms to sell shares in a FTIOS retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

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Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online
(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services

P.O. Box 997151

Sacramento, CA 95899-7151

Call toll-free: (800) 632-2301

or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

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Exchanging Shares

Exchange Privilege

Class A, C and R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Exchange Effects on Class C Conversion Feature

If you exchange your Class C shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in the initial Fund will count towards the 8-year period for automatic conversion to Class A shares.

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton funds. You also may exchange your Class R6 shares for Advisor Class shares of a fund that does not currently offer Class R6 shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

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Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Exchange of shares into shares of the same Fund. The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the

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reflection of those changes in the Fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Account Policies - Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Account Policies - Security Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Account Policies - Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase

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request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the Fund and the affiliated underlying funds in which the Fund invests.

Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades. While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

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Account Policies

Calculating Share Price

Class A & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 [10.25/0.945] equals 10.846561, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE. The Fund’s NAV per share for each class is readily available online at www.franklintempleton.com/performance.

The Fund has an agreement with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent. If you place an order through an account at an intermediary, please

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consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions

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on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Corporate Debt Securities

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund’s pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation – Senior Secured Corporate Loans

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

Security Valuation – Options

The Fund values traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the

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value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements by using a fair value pricing service offered through an independent pricing vendor.

The fair value pricing service is used to estimate the price of a security in a liquid market at the time of the NAV calculation (1 p.m. Pacific Time). If certain criteria are met, the foreign securities may be valued using the price from the fair value pricing service. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund’s business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Funds, and on which the Fund’s NAV is not calculated (in which case, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the

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Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur , the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees (as described above).

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and proceeds will be sent by Electronic Fund Transfer (ACH) to your bank information on file. If we do not have this information, proceeds will be mailed to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A or A1 accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion, with a low balance due to the conversion; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) accounts in an Advisory Fee Program; (6) accounts held through a 529 college savings program; (7) Coverdell Education Savings Plan accounts; and (8) accounts currently maintained via robo advice driven services where account investments and reallocations are done through an automated, algorithm-driven platform.

A financial intermediary may impose different minimum account balances on your account than those described above. The Fund is not responsible for any minimum account balances imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain intermediary-specific minimum account balances. Please consult with your financial intermediary if you have any questions regarding their policies.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make

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payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Redemptions by Large Shareholders

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund's expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

You also will receive, or receive notice of the availability of, the Fund's financial reports every six months. In addition, you will receive an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

You may elect to receive your statements, prospectuses and other documents through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

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Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

• Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;

• Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and

• Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit

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these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

• The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

• Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.

• The Fund may modify, suspend, or terminate telephone/online privileges at any time.

• The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

• The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

• In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

• For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

• You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

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• To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

• For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

Dealer Compensation

Class A, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class C	Class R
Commission (%)	--	1.00[1]	--
Investment under $50,000	5.00%	--	--
$50,000 but under $100,000	4.00	--	--
$100,000 but under $250,000	3.00	--	--
$250,000 but under $500,000	2.25	--	--
$500,000 but under $1 million	1.75	--	--
$1 million or more	up to 1.00	--	--
12b-1 fee to dealer	0.25[2,3]	1.00[4]	0.50

1. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

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2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Under the Distribution Plan for Class A, the Fund may pay up to 0.30% to Distributors or others, out of which 0.05% generally will be retained by Distributors for its distribution expenses. As set by the board of trustees (until further notice), the Fund currently may pay up to 0.25% under the Plan.

4.. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. After approximately 8 years, Class C shares convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class) There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Other financial intermediary compensation Except with respect to Class R6 shares, Distributors may make marketing support payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers and other financial intermediaries, such as banks, insurance companies, or plan administrators, in connection with their efforts to educate financial advisors or provide other services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. In the case of any one intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that intermediary, on an annual basis. For an intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provide for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Marketing support payments made to

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organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, also may exceed this limitation. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph. You should contact your financial intermediary to determine the amount of any compensation it may receive from Distributors or its affiliates.

Except with respect to Class R6 shares, Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may, in addition to marketing support payments, pay or allow other promotional incentives or payments to financial intermediaries, such as payments related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Sales of Fund shares, as well as shares of other mutual funds in Franklin Templeton, is not considered a factor in the selection of financial intermediaries to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by financial intermediaries that sell Fund shares is not considered marketing support payments to such financial intermediaries.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any

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payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

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Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number

Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN
(800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

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For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

Appendix A to the Prospectus -- Intermediary Sales Charge Discounts and Waivers

Contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is a separate document and is incorporated herein by reference (is legally a part of this prospectus).

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

	One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-22641 © 2021 Franklin Templeton. All rights reserved.

APPENDIX A
INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures than the Fund regarding the availability of front-end sales load (charge) waivers or CDSC waivers; exchanges or conversions between classes or exchanges between Funds; account investment minimums; and minimum account balances, all of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled "Fund Details – Your Account – Choosing a Share Class – Class A, & C" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date. Effective January 15, 2021, the anniversary year of the purchase date will change to 7-years.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date (effective January 15, 2021, the anniversary year of the purchase date will change to 7-years). To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

BAIRD

Intermediary-Defined Sales Charge Waiver Policies

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Franklin Templeton fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Franklin Templeton assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13-month period of time

D.A. DAVIDSON & CO.

Effective June 1, 2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. ("D.A. Davidson") platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("EDWARD JONES")

Policies Regarding Transactions Through Edward Jones

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money markets funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder

• Systematic withdrawals with up to 10% per year of the account value

• Return of excess contributions from an Individual Retirement Account (IRA)

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

• Shares exchanged in an Edward Jones fee-based program

• Shares acquired through NAV reinstatement

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

***************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the fund’s Prospectus.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”),which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-

specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

CLASS A PURCHASES THROUGH MORGAN STANLEY

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

OPPENHEIMER & CO., INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS Investments Inc. (“PFSI”)

Policies Regarding Fund Purchases Through PFSI

Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

Share Classes

Shareholders purchasing Fund shares through PFSI are eligible only for the following share classes:

• Class A and Class A1 shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.

• Class R shares: only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).

• Class C shares: only in accounts with existing Class C share holdings.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

• Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Letter of Intent ("LOI")

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.

• Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

• Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.

RAYMOND JAMES®

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following front-end sales charge (load) waiver, in addition to those listed in the prospectus:

Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies

• and procedures at net asset value (without a front-end sales charge).

•

PROSPECTUS

FRANKLIN K2 LONG SHORT CREDIT FUND Franklin Alternative Strategies Funds
October 1, 2021

Class A	Class C	Class R	Class R6	Advisor Class
FKLSX	FKLCX	FKLRX	FKLQX	FKLZX

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

948 P 10/21

Contents

Fund Summary

Information about the Fund you should know before investing

Fund Details

More information on investment policies, practices and risks/financial highlights

Investment Goal	18
Principal Investment Policies and Practices	18
Principal Risks	25
Management	40
Distributions and Taxes	43
Financial Highlights	47

Your Account

Information about sales charges, qualified investors, account transactions and services

Choosing a Share Class	53
Buying Shares	66
Investor Services	69
Selling Shares	72
Exchanging Shares	75
Account Policies	79
Questions	91

For More Information

Where to learn more about the Fund

Back Cover

FRANKLIN K2 LONG SHORT CREDIT FUND
FUND SUMMARY

Fund Summary

Investment Goal

Total return through a combination of current income, capital preservation and capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 53 in the Fund's Prospectus and under “Buying and Selling Shares” on page 88 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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FRANKLIN K2 LONG SHORT CREDIT FUND
FUND SUMMARY

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	1.60%	1.60%	1.60%	1.60%	1.60%
Distribution and/or service (12b-1) fees[1]	0.25%	1.00%	0.50%	None	None
Other expenses
Other expenses of the Fund	0.64%	0.64%	0.64%	0.56%	0.64%
Dividend expense and security borrowing fees for securities sold short[2]	0.41%	0.41%	0.41%	0.41%	0.41%
Acquired fund fees and expenses[3]	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1,2,3]	2.92%	3.67%	3.17%	2.59%	2.67%
Fee waiver and/or expense reimbursement[4,5]	-0.59%	-0.59%	-0.59%	-0.59%	-0.59%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3,4,5]	2.33%	3.08%	2.58%	2.00%	2.08%

1. Class A and Class C distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees for the current fiscal year. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Class R6 dividend expense and security borrowing fees for securities sold short have been restated to reflect current fiscal year fees and expenses. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain nonroutine expenses) for each class of the Fund do not exceed 1.65% until September 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

5. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until September 30, 2022. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other  mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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FRANKLIN K2 LONG SHORT CREDIT FUND
FUND SUMMARY

	1 Year	3 Years	5 Years	10 Years
Class A	$773	$1,351	$1,953	$3,574
Class C	$411	$1,070	$1,849	$3,888
Class R	$261	$923	$1,609	$3,436
Class R6	$203	$749	$1,322	$2,880
Advisor Class	$211	$773	$1,362	$2,959
If you do not sell your shares:
Class C	$311	$1,070	$1,849	$3,888

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 194.81% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by allocating its assets across multiple “alternative” strategies in the fixed-income and credit areas, including, but not limited to, some or all of the following: Credit Long Short, Structured Credit and Emerging Market Fixed Income, each of which is described below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (doing business as K2 Advisors; "K2 Advisors" or the "Investment Manager"), has overall responsibility for the Fund’s investments. The Investment Manager allocates the Fund’s assets among multiple sub-advisors which, from time to time, may include sub-advisors that are unaffiliated and affiliated with K2 Advisors (Sub-Advisors).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit-related investments. For purposes of this 80% policy, “credit-related investments” include, but are not limited to: U.S. or foreign debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; and derivatives, such as swap agreements, futures contracts and options, and other transactions and instruments that provide exposure to credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds; mortgage-backed securities and asset-backed securities; U.S. Government and

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FRANKLIN K2 LONG SHORT CREDIT FUND
FUND SUMMARY

agency securities; collateralized debt and loan obligations; foreign government and supranational debt securities; loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

The Fund may invest in securities and other investments that are traded in the United States or in markets outside of the United States, including those located in emerging markets. Up to 15% of the Fund’s net assets may be invested in illiquid investments. The Fund may invest in debt securities of any credit quality or rating, including high yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

In pursuing its investment goal, the Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. In a short sale, the Fund borrows or purchases the instrument from a counterparty, such as a bank, broker or other institution. After selling a borrowed or purchased instrument, the Fund “covers” the short sale by buying the instrument and returning it to the counterparty at a later date. If the instrument has appreciated in value, the Fund will realize a loss. If the instrument has depreciated in value, the Fund will realize a gain.

Utilizing short sales, repurchase agreements or certain derivative instruments may involve costs and create leverage in the Fund’s portfolio. The Fund may also engage in reverse repurchase agreements with brokers, dealers, banks or other financial institutions, which would also create leverage in the Fund’s portfolio. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds of the reverse repurchase agreement in other instruments to generate profits. The use of leverage exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) forward currency contracts; (ii) futures contracts (including interest rate/bond futures, credit index and currency futures) and options thereon; (iii) put and call options on currencies, securities, indices and exchange-traded funds; and

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FRANKLIN K2 LONG SHORT CREDIT FUND
FUND SUMMARY

(iv) swaps (including total return, credit default, currency and interest rate swaps) and options thereon. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select instruments, currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Investment Manager may from time to time use derivatives to adjust the Fund's exposure to certain asset classes in a manner consistent with its conditional risk overlay strategy (CRO Strategy).

Investment Management

The Investment Manager is responsible for allocating and re-allocating the Fund’s assets among the Sub-Advisors, for managing any portion of the Fund’s assets not otherwise allocated to a Sub-Advisor and for cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager allocates among various investment alternative strategies utilizing a top-down approach, generating the Fund’s strategy and sub-advisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

The Investment Manager intends to primarily allocate the Fund’s assets to Sub-Advisors that implement some or all of the following strategies:

Credit Long Short. Credit Long Short strategies are designed to profit from pricing inefficiencies in corporate fixed income and related securities. The strategies focus on total return through current income, capital preservation, and capital appreciation. Sub-Advisors take long and/or short positions in debt securities and

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FUND SUMMARY

other related instruments based on a fundamental analysis of the creditworthiness of a specific issuer or sector. By utilizing both long and short investments, Sub-Advisors seek to isolate issuer-specific exposure while limiting general market risks. A Sub-Advisor that employs this strategy may attempt to profit from investing in all aspects of a company’s capital structure or by investing in securities of companies undergoing corporate events through both long and short positions.

Structured Credit. Structured Credit strategies are designed to profit from trading in structured credit and other related securities. Investments include interest-rate sensitive securities such as residential and commercial mortgage-backed securities including agency residential mortgage-backed securities, REITS, credit default swaps on various indices, including tranches thereof, collateralized loan obligations and asset-backed securities (including those backed by student loans and aircraft operating leases).

Sub-Advisors attempt to take advantage of pricing inefficiencies in specific securities through both primary and secondary markets. Sub-Advisors employ both fundamental and technical analysis in identifying mispricings. These strategies typically feature long positions in individual securities and short positions in index products, which are intended to hedge out some portion of the broad market risk.

Emerging Market Fixed Income. Emerging Market Fixed Income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income. Investments may also include foreign exchange and interest-rate sensitive securities, such as interest rate futures, swaps and swaptions. Sub-Advisors combine top-down country analysis with security-specific financial and legal analysis to identify mispriced assets. These strategies aim to manage and exploit the increased volatility characteristic of emerging markets.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Multi-Manager Approach The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may

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FUND SUMMARY

underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Management and Asset Allocation   The Fund is actively managed and could experience losses if the Investment Manager's and Sub-Advisors' judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager allocation of Fund assets among different asset classes, Sub-Advisors and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager's and Sub-Advisors' investment decisions will produce the desired results.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are

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FUND SUMMARY

more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Floating Rate Corporate Investments   Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Variable Rate Securities   Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset

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FUND SUMMARY

downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager’s and Sub-Advisors' ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or a Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Borrowing and Leverage Borrowing for investment purposes and leverage exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio and may increase the volatility of the Fund. Increased operating costs, including the financing cost associated with any leverage, may

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FUND SUMMARY

reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. The use of leverage increases the risk of loss in the Fund and, in some cases, may be theoretically unlimited.

Short Sales Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/agreed to sell at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Reverse Repurchase Agreements Entering into reverse repurchase agreements creates leverage and may be viewed as the borrowing of money by the Fund. If the Fund reinvests the proceeds of a reverse repurchase agreement in securities that are at a rate lower than the cost of the reverse repurchase agreement, the Fund will experience a loss. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. In addition, reverse repurchase agreements involve the risk that a buyer of securities will become subject to bankruptcy or other insolvency proceedings.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies (e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency).

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FRANKLIN K2 LONG SHORT CREDIT FUND
FUND SUMMARY

Emerging Market Countries The Fund’s investments in emerging market issuers are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Distressed Companies Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Portfolio Turnover The Investment Manager and/or the Sub-Advisors will sell a security or enter into or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the instrument. These activities increase the Fund’s portfolio turnover and may increase the Fund’s transaction costs.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Mortgage Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

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Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

REITs Mortgage REITs typically invest in residential and commercial mortgages and mortgage-backed securities and therefore are subject to the same risks as mortgage- and asset-backed securities including interest rate, credit and prepayment risk. In addition, a REIT’s performance depends on the types, values and locations of the properties for which it holds the mortgages. A REIT may be more susceptible to adverse developments affecting a market segment than more broadly diversified investments.

Collateralized Debt Obligations (CDOs)   The risks of an investment in a CDO, a type of asset backed security, and which includes CLOs, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Illiquid Securities Certain securities may be considered illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or to the extent they otherwise cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that are illiquid involve greater risk than securities with more liquid markets, including increased volatility. Illiquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Extension The market value of some debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. When that occurs, the effective maturity date of the Fund’s investment is extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument.

LIBOR Transition The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on

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FUND SUMMARY

the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It is currently anticipated that LIBOR will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund's portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Impairment of Collateral The value of collateral securing a loan or other corporate debt security may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund, or the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund’s performance compares to the ICE BofA US 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

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FUND SUMMARY

Class A Annual Total Returns

Best Quarter:	2020, Q2	9.00%
Worst Quarter:	2020, Q1	-9.14%

As of June 30, 2021, the Fund’s year-to-date return was 2.73%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2020

	1 Year	5 Years	Since Inception
Franklin K2 Long Short Credit Fund - Class A
Return before taxes	-0.74%	3.72%	3.58%	[1]
Return after taxes on distributions	-1.74%	2.34%	2.16%	[1]
Return after taxes on distributions and sale of Fund shares	-0.44%	2.26%	2.12%	[1]
Franklin K2 Long Short Credit Fund - Class C	3.17%	3.99%	3.77%	[1]
Franklin K2 Long Short Credit Fund - Class R	4.76%	4.56%	4.32%	[1]
Franklin K2 Long Short Credit Fund - Class R6	5.30%	5.08%	4.85%	[1]
Franklin K2 Long Short Credit Fund - Advisor Class	5.21%	5.04%	4.83%	[1]
HFRX Fixed Income - Credit Index (index reflects no deduction for fees, expenses or taxes)	11.31%	4.66%	3.59%
ICE BofA U.S. 3-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	0.67%	1.20%	0.71%

1.	Since inception September 8, 2015.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the

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prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

K2/D&S Management Co., L.L.C. (doing business as K2 Advisors)

Portfolio Managers

Robert Christian
Senior Managing Director, Co-Chief Investment Officer of K2 Advisors and portfolio manager of the Fund since inception (2015).

Brooks Ritchey

Senior Managing Director, Co-Chief Investment Officer of K2 Advisors and portfolio manager of the Fund since 2019.

Art Vinokur
Managing Director and Head of Credit, Relative Value, and Event strategies of K2 Advisors and portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

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Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Fund Details

Investment Goal

The Fund's investment goal is to seek total return over a complete market cycle through a combination of current income, capital preservation and capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Principal Investment Policies and Practices

The Fund seeks to achieve its investment goal by allocating its assets across multiple “alternative” strategies in the fixed-income and credit areas, including, but not limited to, some or all of the following: Credit Long Short, Structured Credit and Emerging Market Fixed Income, each of which is described below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (K2 Advisors or the Investment Manager), has overall responsibility for the Fund’s investments.

The Investment Manager allocates the Fund’s assets among multiple sub-advisors. The sub-advisors may, from time to time, include sub-advisors that are unaffiliated and affiliated with K2 Advisors (Sub-Advisors). The Sub-Advisors will invest the portion of the Fund’s assets for which they are responsible directly in securities and other investments. Fund assets which are not allocated to Sub-Advisors may be managed by the Investment Manager although the Investment Manager does not expect to manage a material portion of the Fund’s assets directly other than for cash management purposes. Each Sub-Advisor is responsible for the day-to-day investment decisions for the portion of the Fund allocated to it, although the Investment Manager may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisors. The allocations to the Sub-Advisors are determined by the Investment Manager in its sole discretion and assets managed by a Sub-Advisor may be reallocated by the Investment Manager, in its sole discretion, to any other Sub-Advisor or to itself.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit-related investments. For purposes of this 80% policy, “credit-related investments” include, but are not limited to: U.S. or foreign debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; and derivatives, such as swap agreements, futures contracts and options, and other transactions and instruments that provide

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exposure to credit-related investments. Shareholders will be given at least 60 days’ advance written notice of any change to the 80% policy. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds; mortgage-backed securities and asset-backed securities; U.S. Government and agency securities; collateralized debt and loan obligations; foreign government and supranational debt securities; loans and loan participations, and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage REITs and other similar transactions.

The Fund may invest in securities and other investments that are traded in the United States or in markets outside of the United States, including those located in emerging markets, of any capitalization size. Up to 15% of the Fund’s net assets may be invested in illiquid investments. The Fund may invest in debt securities of any credit quality or rating, including sovereign debt, high yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

In pursuing its investment goal, the Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, equities and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. In a short sale, the Fund borrows or purchases the instrument from a counterparty, such as a bank, broker or other institution. After selling a borrowed or purchased instrument, the Fund “covers” the short sale by buying the instrument and returning it to the counterparty at a later date. If the instrument has appreciated in value, the Fund will realize a loss. If the instrument has depreciated in value, the Fund will realize a gain.

Utilizing short sales, repurchase agreements or certain derivative instruments may involve costs and create leverage in the Fund’s portfolio. The Fund may also engage in reverse repurchase agreements with brokers, dealers, banks or other financial institutions, which would also create leverage in the Fund’s portfolio. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds of the reverse repurchase agreement in other instruments to generate profits. The use of leverage exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio.

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The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) forward currency contracts; (ii) futures contracts (including equity, interest rate/bond futures, credit index and currency futures) and options thereon; (iii) put and call options on currencies, securities, indices and exchange-traded funds; and (iv) swaps (including total return, credit default, currency and interest rate swaps) and options thereon. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select instruments, currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although

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most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as total return, credit default and interest rate swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset (e.g., a security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively

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at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

Credit index futures are exchange-traded contracts whereby the Fund agrees to buy or sell a specified quantity of an underlying credit default swap on an index at a specified price at a specified later date. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying reference asset, credit index futures require cash settlement at maturity. The purchase or sale of credit index futures can therefore allow the Fund to obtain long or short exposure to credit default swaps on indices without having to enter into the underlying swap agreements. Credit index futures generally have the same uses and are subject to the same risks as futures contracts and credit default swaps, described above.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. A currency option is a contract, typically negotiated bilaterally and traded OTC between two parties, that grants the holder the right, but not the obligation, to buy or sell a specific currency at a specified exchange rate, called the “strike price,” during a specified period of time. Generally, upon exercise, a currency option triggers a spot foreign exchange transaction at the strike price, meaning the parties actually exchange currencies. However, some currency options are U.S. dollar-settled, in which case no delivery or receipt of foreign currency occurs.

The Investment Manager or Sub-Advisor considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

Investment Management

The Investment Manager is responsible for: (i) the hiring and termination of Sub-Advisors, subject to the Board’s oversight and approval; (ii) monitoring the overall investment performance of the Sub-Advisors; (iii) allocating and re-allocating the

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Fund’s assets among the Sub-Advisors; (iv) managing any portion of the Fund’s assets not otherwise allocated to a Sub-Advisor; and (v) cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager allocates among various alternative investment strategies utilizing a top-down approach, generating the Fund’s strategy and sub-advisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

With regard to its allocations to Sub-Advisors, the Investment Manager identifies, evaluates and selects appropriate Sub-Advisors based on its investment due diligence process, which includes, but is not limited to, evaluation of a prospective Sub-Advisor’s strategy and people, investment process, risk-return profiles, and operational and compliance processes. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions (including the availability of Sub-Advisors), as determined by the Investment Manager in its sole discretion.

From time to time, the Investment Manager may implement its CRO Strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO Strategy involves investing in derivatives or other instruments in an effort to provide a hedge against negative market events. When implemented, the CRO Strategy will reduce the Fund's ability to benefit from positive market movements.

The Investment Manager intends to primarily allocate the Fund’s assets to Sub-Advisors that implement some or all of the strategies discussed below. The descriptions of such investment strategies are subjective, are not complete descriptions of any strategy and may differ from classifications made by other investment firms that implement similar investment strategies. The Investment Manager may also determine to allocate the Fund’s assets to one or more Sub-Advisors that employ a wide variety of other fixed income and credit strategies not described herein.

Credit Long Short. Credit Long Short strategies are designed to profit from pricing inefficiencies in corporate fixed income and related securities. The strategies focus on total return through current income, capital preservation, and capital appreciation. Sub-Advisors take long and/or short positions in debt securities and

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other related instruments based on a fundamental analysis of the creditworthiness of a specific issuer or sector. By utilizing both long and short investments, Sub-Advisors seek to isolate issuer-specific exposure while limiting general market risks. A Sub-Advisor that employs this strategy may attempt to profit from investing in all aspects of a company’s capital structure or by investing in securities of companies undergoing corporate events through both long and short positions.

Structured Credit. Structured Credit strategies are designed to profit from trading in structured credit and other related securities. Investments include residential and commercial mortgage mortgage-backed securities, REITS, credit default swaps on various indices, including tranches thereof, collateralized loan obligations, asset-backed securities (including those backed by student loans and aircraft operating leases), and interest-rate sensitive securities, such as agency residential mortgage-backed securities. Sub-Advisors attempt to take advantage of pricing inefficiencies in specific securities through both primary and secondary markets. Sub-Advisors employ both fundamental and technical analysis in identifying mispricings. These strategies typically feature long positions in individual securities and short positions in index products, which are intended to hedge out some portion of the broad market risk.

Emerging Market Fixed Income. Emerging Market Fixed Income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income. Investments may also include foreign exchange and interest-rate sensitive securities, such as interest rate futures, swaps and swaptions. Sub-Advisors combine top-down country analysis with security-specific financial and legal analysis to identify mispriced assets. These strategies aim to manage and exploit the increased volatility characteristic of emerging markets.

The identity and number of Sub-Advisors employed by the Investment Manager, and the amount of Fund assets allocated among them, will change over time.

When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers’ acceptances and money market fund shares (including shares of an affiliated money market fund), or derivative instruments. In these circumstances, the Fund may be unable to achieve its investment goal.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the

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Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term investment-grade debt securities, U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market securities. The investment manager may also invest in these types of securities or hold cash (which positions may be significant) while looking for suitable investment opportunities, or to maintain liquidity or to segregate or provide as collateral in connection with its derivative strategies, such as forward currency or currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Multi-Manager Approach

The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that a Sub-Advisor may purchase a security for the Fund at the same time that another Sub-Advisor sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Sub-Advisors purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. In addition, the Sub-Advisors may manage other investment accounts with performance-based fees, which could create a conflict of interest for the portfolio managers in managing the Fund and such other accounts. Subject to the overall supervision of the Fund’s investment program by the Investment Manager, each Sub-Advisor is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law and for the prevention of conflicts of interest.

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Management and Asset Allocation

The Fund is actively managed and could experience losses if the Investment Manager’s and Sub-Advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager’s allocation of Fund assets among different strategies, Sub-Advisors, and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager’s and Sub-Advisors’ investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Manager and Sub-Advisors in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of the COVID-19 pandemic have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable, may

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result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Investment Manager, the Sub-Advisors, or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these

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securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments generally pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in

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response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage

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in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager's or Sub-Advisors' ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate , index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements , and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Investment Manager or Sub-Advisor elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss

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by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the Investment Manager or Sub-Advisor to use derivatives when it wishes to do so.

Borrowing and Leverage

Borrowing for investment purposes and leverage exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio and may increase the volatility of the Fund. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. The use of leverage increases the risk of loss in the Fund and, in some cases, the risk of loss may be theoretically unlimited.

Short Sales

There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Fund will sell a security it does not own or is obligated to sell in the future at the then-current market price and then borrow/purchase the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/purchased at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold

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short. Moreover, short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. It is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Reverse Repurchase Agreements

Entering into reverse repurchase agreements creates leverage and may be viewed as the borrowing of money by the Fund. If the Fund reinvests the proceeds of a reverse repurchase agreement in securities that are at a rate lower than the cost of the reverse repurchase agreement, the Fund will experience a loss. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. In addition, reverse repurchase agreements involve the risk that a buyer of securities will become subject to bankruptcy or other insolvency proceedings.

Foreign Securities (non-U.S.)

Investing in foreign securities including sovereign debt securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Sovereign debt securities.   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and

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principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting principal or interest payments on sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or a Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager's or a Sub-Advisor's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for

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purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain issuers in a country could result in an (i) immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities or (ii) other limitations on the Fund’s ability to invest or hold such securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government

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supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.   Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

Emerging market countries.   The Fund's investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

• less social, political and economic stability;

• a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;

• smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;

• more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

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• less transparent and established taxation policies;

• less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;

• less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

• less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

• less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

• greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

• higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

• greater sensitivity to interest rate changes (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt);

• increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

• greater debt burdens relative to the size of the economy;

• more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and

• less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Distressed Companies

Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When

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the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Portfolio Turnover

The Investment Manager and/or the Sub-Advisors will sell a security or enter or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the security. The Fund's turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the Investment Manager in making decisions on when to buy or sell securities. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and

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extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Although mortgage-backed securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

REITs

Mortgage REITs typically invest in residential and commercial mortgages and mortgage-backed securities and therefore are subject to the same risks as mortgage- and asset-backed securities including interest rate, credit and prepayment risk. In addition, a REIT’s performance depends on the types, values and locations of the properties for which it holds the mortgages. A REIT may be more susceptible to adverse developments affecting a market segment than more broadly diversified investments.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g.,

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interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Extension

The market value of some fixed rate debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of the Fund’s investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Impairment of Collateral

The terms of the senior secured corporate loans and corporate debt securities in which the Fund typically invests require that collateral and/or cash flow generating capacity be maintained to support payment of the obligation. Generally, the collateral for a secured corporate loan or corporate debt security has a fair market value at least equal to 100% of the amount of such corporate loan or corporate debt security when initially syndicated. However, the value of the collateral and/or the cash flow generating capacity may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or more senior claims under applicable credit agreements, or may be difficult to sell.

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In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund might not receive timely payments or may not ultimately receive payments to which it is entitled.

More detailed information about the Fund and its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

K2/D&S Management Co., L.L.C. (K2 Advisors), 300 Atlantic Street, 12th Floor, Stamford, CT 06901, is the Fund's investment manager. K2 Advisors is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, K2 Advisors and its affiliates manage, as of August 31, 2021, over $1.57 trillion in assets, and have been in the investment management business since 1947.

Under a separate agreement with K2 Advisors, each of the following Sub-Advisors serves as a sub-advisor to the Fund and is authorized to manage a portion of the Fund's portfolio, as allocated by K2 Advisors:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Apollo Credit Management LLC	Credit Long Short	9 West 57th Street, 43rd Floor New York, NY 10019
Benefit Street Partners, L.L.C.	Credit Long Short	9 West 57th Street, Suite 4920 New York, NY 10019
Ellington Global Asset Management, LLC	Structured Credit	53 Forest Avenue, Suite 301 Old Greenwich, CT 06870
Medalist Partners, LP	Structured Credit	777 Third Avenue, Suite 1402 New York, NY 10017
Emso Asset Management Limited	Emerging Markets Fixed Income	Iron Trades House 21 Grosvenor Place London, SW1X 7HN United Kingdom

The Fund is managed by a team of dedicated professionals focused on investments in non-traditional and alternative investment strategies. The portfolio managers of the team are as follows:

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Robert Christian Senior Managing Director, Co-Chief Investment Officer of K2 Advisors

Mr. Christian has been a portfolio manager of the Fund since inception (2015). He joined K2 Advisors in 2010.

Brooks Ritchey Senior Managing Director, Co-Chief Investment Officer of K2 Advisors

Mr. Ritchey has been a portfolio manager of the Fund since 2019. He joined K2 Advisors in 2005.

Art Vinokur Managing Director and Head of Credit, Relative Value, and Event Strategies of K2 Advisors
Mr. Vinokur has been a portfolio manager of the Fund since 2019, providing research and advice on the evaluation of and portfolio allocations to the Sub-Advisors, and portfolio risk assessment. He joined K2 Advisors in 2004.

As co-lead portfolio managers, Messrs. Christian and Ritchey are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the selection and monitoring of the Fund's subadvisors, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays the investment manager a fee for managing the Fund’s assets equal to an annual rate of 1.60% of the average daily net assets of the Fund. The investment manager has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding Rule 12b-1 fees; acquired fund fees; expenses related to securities sold short; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class of the Fund do not exceed 1.65% until September 30, 2022. In addition, the transfer agent has contractually agreed to cap the transfer agent fee for Class R6 shares so that transfer agent fees for the class do not exceed 0.03% until September 30, 2022. During their term, these fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation. For the fiscal year ended May 31, 2021, the management fees before and after such waivers were 1.60% and 1.01%, respectively.

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K2 Advisors compensates each Sub-Advisor for providing investment advice and analysis and for managing its respective portion of the Fund’s assets allocated to it from time to time by K2 Advisors.

A discussion regarding the basis for the board of trustees approving the investment management contract and sub-advisory contracts of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund's board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund's board of trustees: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund's investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

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The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Distributions and Taxes

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements. After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend." At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

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Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income. Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. Because the Fund invests primarily in debt securities, it is expected that either none or only a small portion of the Fund’s income dividends may be qualified dividends. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed below.

Sales of Fund shares. When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting. If you acquire shares in the Fund, generally referred to as “covered shares," and sell or exchange them, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

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Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

State, local and foreign taxes. Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. . If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Investments in foreign currency contracts. The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The Treasury Department is authorized to issue regulations that exclude from the definition of qualifying income such foreign currency gains which may cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate income tax rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to shareholders as ordinary income (possibly as qualified dividend income) to the extent of the Fund’s current or accumulated earnings and profits. As of the date of this document, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test applicable to regulated investment

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companies to such foreign currency positions. Thus, the IRS’s determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not to willful neglect.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

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Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

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Franklin K2 Long Short Credit Fund - Class A

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.86	$10.45	$10.50	$10.49	$10.15
Income from investment operations[a]:
Net investment income[b]	0.28	0.23	0.37	0.29	0.23
Net realized and unrealized gains (losses)	1.03	(0.53)	(0.02)	0.08	0.53
Total from investment operations	1.31	(0.30)	0.35	0.37	0.76
Less distributions from:
Net investment income	(0.26)	(0.25)	(0.31)	(0.19)	(0.32)
Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)
Total distributions	(0.27)	(0.29)	(0.40)	(0.36)	(0.42)
Net asset value, end of year	$10.90	$ 9.86	$10.45	$10.50	$10.49
Total return[c]	13.33%	(2.92)%	3.42%	3.63%	7.58%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[d]	2.85%	3.24%	3.15%	3.51%	3.50%
Expenses net of waiver, payments by affiliates and expense reduction[d]	2.27% [e]	2.74%	2.69%	2.98% [e]	2.75%
Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%
Net investment income	2.61%	2.24%	3.49%	2.71%	2.24%
Supplemental data
Net assets, end of year (000’s)	$26,581	$20,212	$27,870	$45,088	$41,001
Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of expense reduction rounds to less than 0.01%.

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Franklin K2 Long Short Credit Fund - Class C

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$9.69	$10.26	$10.34	$10.35	$10.07
Income from investment operations[a]:
Net investment income[b]	0.19	0.15	0.27	0.19	0.14
Net realized and unrealized gains (losses)	1.01	(0.52)	(0.01)	0.07	0.52
Total from investment operations	1.20	(0.37)	0.26	0.26	0.66
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.25)	(0.10)	(0.28)
Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)
Total distributions	(0.19)	(0.20)	(0.34)	(0.27)	(0.38)
Net asset value, end of year	$10.70	$ 9.69	$10.26	$10.34	$10.35
Total return[c]	12.40%	(3.66)%	2.61%	2.70%	6.56%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[d]	3.64%	3.96%	4.03%	4.37%	4.44%
Expenses net of waiver, payments by affiliates and expense reduction[d]	3.05% [e]	3.46%	3.57%	3.84% [e]	3.69%
Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%
Net investment income	1.82%	1.52%	2.61%	1.85%	1.30%
Supplemental data
Net assets, end of year (000’s)	$2,945	$2,882	$2,893	$2,503	$1,507
Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of expense reduction rounds to less than 0.01%.

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Franklin K2 Long Short Credit Fund - Class R

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$9.77	$10.36	$10.41	$10.41	$10.10
Income from investment operations[a]:
Net investment income[b]	0.25	0.21	0.33	0.25	0.20
Net realized and unrealized gains (losses)	1.01	(0.53)	(0.01)	0.09	0.53
Total from investment operations	1.26	(0.32)	0.32	0.34	0.73
Less distributions from:
Net investment income	(0.23)	(0.23)	(0.28)	(0.17)	(0.32)
Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)
Total distributions	(0.24)	(0.27)	(0.37)	(0.34)	(0.42)
Net asset value, end of year	$10.79	$ 9.77	$10.36	$10.41	$10.41
Total return	12.95%	(3.13)%	3.12%	3.29%	7.29%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[c]	3.15%	3.46%	3.50%	3.82%	3.83%
Expenses net of waiver, payments by affiliates and expense reduction[c]	2.55% [d]	2.96%	3.04%	3.29% [d]	3.08%
Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%
Net investment income	2.31%	2.02%	3.14%	2.40%	1.91%
Supplemental data
Net assets, end of year (000’s)	$196	$169	$166	$162	$127
Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

d. Benefit of expense reduction rounds to less than 0.01%.

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Franklin K2 Long Short Credit Fund - Class R6

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.87	$10.45	$10.51	$10.50	$10.15
Income from investment operations[a]:
Net investment income[b]	0.31	0.26	0.36	0.31	0.24
Net realized and unrealized gains (losses)	1.02	(0.53)	— [c]	0.08	0.53
Total from investment operations	1.33	(0.27)	0.36	0.39	0.77
Less distributions from:
Net investment income	(0.25)	(0.27)	(0.33)	(0.21)	(0.32)
Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)
Total distributions	(0.26)	(0.31)	(0.42)	(0.38)	(0.42)
Net asset value, end of year	$10.94	$ 9.87	$10.45	$10.51	$10.50
Total return	13.54%	(2.58)%	3.53%	3.76%	7.71%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[d]	2.58%	2.95%	3.10%	3.35%	3.43%
Expenses net of waiver, payments by affiliates and expense reduction[d]	1.99% [e]	2.41%	2.55%	2.83% [e]	2.68%
Expenses incurred in connection with securities sold short	0.42%	0.58%	0.62%	0.89%	0.76%
Net investment income	2.88%	2.57%	3.63%	2.86%	2.31%
Supplemental data
Net assets, end of year (000’s)	$6	$5	$233	$13	$13,052
Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of expense reduction rounds to less than 0.01%.

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Franklin K2 Long Short Credit Fund - Advisor Class

Year Ended May 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.88	$10.46	$10.51	$10.50	$10.15
Income from investment operations[a]:
Net investment income[b]	0.30	0.26	0.38	0.30	0.24
Net realized and unrealized gains (losses)	1.02	(0.53)	(0.01)	0.09	0.53
Total from investment operations	1.32	(0.27)	0.37	0.39	0.77
Less distributions from:
Net investment income	(0.28)	(0.27)	(0.33)	(0.21)	(0.32)
Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)
Total distributions	(0.29)	(0.31)	(0.42)	(0.38)	(0.42)
Net asset value, end of year	$10.91	$ 9.88	$10.46	$10.51	$10.50
Total return	13.45%	(2.61)%	3.60%	3.75%	7.70%
Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[c]	2.65%	2.96%	3.03%	3.37%	3.44%
Expenses net of waiver, payments by affiliates and expense reduction[c]	2.06% [d]	2.46%	2.57%	2.84% [d]	2.69%
Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%
Net investment income	2.81%	2.52%	3.61%	2.85%	2.30%
Supplemental data
Net assets, end of year (000’s)	$76,637	$73,047	$86,868	$45,514	$25,125
Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

d. Benefit of expense reduction rounds to less than 0.01%.

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Your Account

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Some share classes may not be offered by certain financial intermediaries. Your financial intermediary or investment representative (financial advisor) can help you decide which class is best for you. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

Class A	Class C	Class R	Class R6	Advisor Class
Initial sales charge of 5.50% or less	No initial sales charge	No initial sales charge	See “Qualified Investors - Class R6” below	See “Qualified Investors - Advisor Class” below
Deferred sales charge of 1% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months	Deferred sales charge is not applicable
Lower annual expenses than Class C or R due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees. Automatic conversion to Class A shares after approximately eight years, reducing future annual expenses.	Higher annual expenses than Class A due to higher distribution fees (lower than Class C). No conversion to Class A shares so annual expenses do not decrease.

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Class A, C & R

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

As noted above, the availability of certain share classes and/or shareholder privileges or services described in this prospectus will depend on the policies, procedures and trading platforms of your financial intermediary. Accordingly, you may be invested through your financial intermediary in a share class that has higher annual fees and expenses than other share classes offered in this prospectus, which will have an adverse impact on your investment return. The Fund is not responsible for any additional share class eligibility requirements, investment minimums, exchange privileges, or other policies imposed by financial intermediaries or for notifying shareholders of any changes to them. It is the responsibility of the financial intermediary (and not the Fund) to ensure that you obtain proper financial intermediary-specific waivers, discounts, investment minimums, minimum account balances and other special arrangements and that you are placed in the proper share class for which you are eligible through your financial intermediary. Please consult your financial adviser to consider your options, including your eligibility to qualify for the share classes and/or shareholder privileges or services described in this prospectus.

Sales Charges - Class A

when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $50,000	5.50	5.82
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63

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$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04
$1 million or more	0.00	0.00

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/quantity-discounts. This web page can also be reached at franklintempleton.com by clicking the "Investments Resources” under “Investments & Solutions" tab and then choosing "Quantity Discounts for Class A Shares."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

• You, individually;

• Your "family member," defined as your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21;

• You jointly with one or more family members;

• You jointly with another person(s) who is (are) not family members if that other person has not included the value of the jointly-owned shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;

• A Coverdell Education Savings account for which you or a family member is the identified responsible person;

• A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;

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• A 529 college savings plan over which you or a family member has investment discretion and control;

• Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);

• A trust established by you or a family member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the current or cost value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price on the day of your current purchase. The cost value of shares is determined by aggregating the amount you invested in cumulative quantity discount eligible shares (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the

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date prior to your current purchase. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of “cumulative quantity discount eligible shares” (as defined in the “Cumulative quantity discount” section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time; however, purchases made under a right of reinvestment and appreciation of your holdings do not count as purchases made during the LOI period. During that 13-month period, additional purchases as well as reinvested dividends and capital gains are counted toward the fulfillment of your LOI. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. The value of your cumulative quantity discount eligible shares (as calculated in the “Cumulative quantity discount” section above) as of the day prior to your LOI start date may be counted toward fulfillment of your LOI. The cost value of cumulative quantity discount eligible shares, however, may only be aggregated for share purchases that took place within 18 months of the LOI start date.

If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales Charge Waivers

Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information

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about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for certain investors. The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

• Current employees of securities dealers that have executed a selling agreement with Franklin Distributors, LLC (Distributors) and their affiliates and their family members, as allowed by the internal policies of their employer.

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Group annuity separate accounts offered to retirement plans.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers.

• Shareholders who purchase directly from the Funds and not through any financial intermediary (i.e., Distributors is the broker of record).

• Class C shareholders whose shares are converted to Class A shares after eight (8) years under the Class C shares’ conversion feature.

Retirement plans. Provided that Franklin Templeton Investor Services, LLC is notified, Class A shares at NAV are available for:

• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper platform or third party retirement platform; or

• Any investors who purchases shares with proceeds from an IRA for which Fiduciary Trust International of the South (FTIOS) is custodian.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without

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an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) -Class A & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

Sales Charges - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) – Class A & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective August 2, 2021, the Class C conversion feature provides that Class C shares that have been held for eight (8) years or more will automatically convert into Class A shares and will no longer be subject to Class C shares’ Rule 12b-1 fees (but will be subject to Class A share's Rule 12b-1 fee, if any) (the “Conversion Feature”). Prior to August 2, 2021, the Class C Conversion Feature had a 10-year holding period. The first 8-year conversion will occur on August 16, 2021. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 8-year

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anniversary of the Class C shares’ purchase date. The monthly conversion date typically occurs around the middle of every month and generally falls on a Friday.

Terms of the Conversion Feature.

Class C shares that automatically convert to Class A shares of the Fund convert on the basis of the relative net asset values of the two classes. Shareholders do not pay a sales charge, including a CDSC, upon the conversion of their Class C shares to Class A shares pursuant to the Conversion Feature. The automatic conversion of the Fund’s Class C shares into Class A shares after the 8-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

If you previously owned Class C shares of any Franklin Templeton Fund that were later merged or exchanged into the Fund, the time you held such shares counts towards the 8-year period for automatic conversion to Class A shares. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Class C shares held through a financial intermediary in an omnibus account automatically convert into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund cannot automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

New accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to

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determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before October 5, 2018, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Sales Charges - Class R
With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

• Employer Sponsored Retirement Plans

• Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

• IRAs on financial intermediary platforms approved by Distributors

• Non-ERISA 403(b) plans when purchasing direct from the Fund or platforms approved by Distributors

• Certain other retirement accounts held through financial intermediaries that have been approved by Distributors.

Distribution and Service (12b-1) Fees

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Contingent Deferred Sales Charge (CDSC) - Class A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell any class of shares of a Franklin Templeton fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class (or share class equivalent if the share class you redeemed from is closed to new investors) without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record. Proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares.

This reinstatement privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this reinstatement privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

Generally, if you paid a CDSC when you sold your Class A or Class C shares, Distributors will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. For Class A shares reinvested with a CDSC credit, a new CDSC will apply and the CDSC holding period will begin again. For Class C shares reinvested with a CDSC credit in Class A shares, you will not receive a CDSC credit in the new Class A shares and your reinvestment will not be subject to any otherwise applicable CDSC.

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Qualified Investors - Class R6

Class R6 shares are available to the following investors:

• Employer Sponsored Retirement Plans where plan level or omnibus accounts are held on the books of Franklin Templeton Investor Services.

• Endowments; foundations; local, city and state governmental institutions; corporations; non-profit organizations that are organized as corporations; and insurance companies, (collectively “institutional investors”) when purchasing directly from a Fund. The minimum initial investment for institutional investors is $1,000,000 per Fund.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or subadvisory services.

• Intermediaries that execute an addendum to their selling agreement acknowledging that they are acting exclusively as agents of their clients in transacting in Class R6 shares.

• Advisory Fee Programs. A registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as a “Sponsor”) that has an agreement with Distributors authorizing the sale of Fund shares and that acquires shares of the Fund for its clients in connection with a comprehensive fee or other advisory fee arrangement for which the client pays the Sponsor a fee for investment advisory services. No minimum initial investment.

• Health Savings Accounts (HSAs) within plan level or omnibus accounts that are held on the books of Franklin Templeton Investor Services.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

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• Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.

• Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.

• Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then-current policies. Minimum initial investment: $1,000 ($25 for accounts with an automatic investment plan).

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper or third party retirement platform.

• Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton funds.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code.

• An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account

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that may charge a transaction or other fee to customers. Minimum initial investment $100,000, unless otherwise waived by Distributors.

Waivers for Exchanges between Classes of the Same Fund

Financial Intermediary Exchanges between Classes of the Same Fund. Exchanges between Classes of the same Fund as described below generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares. These exchange privileges are subject to termination and may be amended from time to time.

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Advisor Class shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Advisor Class shares of the Fund. If a shareholder that holds Advisor Class shares of a Fund no longer participates in an Advisory Program, the Advisor Class shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Rule 12b-1 fees to which it was not previously subject. All such exchanges are initiated by the financial intermediary and not the Fund and the Fund does not have information or oversight with respect to such exchanges. Such exchanges will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge. Unless otherwise permitted, any CDSC owed must be paid on Class A and C shares that you wish to exchange.

Financial Intermediary Exchanges from Class C Shares to Class A Shares. Class C shares purchased through financial intermediaries may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

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Buying Shares

Minimum Investments - Class A, C & R

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 1,000
Automatic investment plans	$ 25
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts	no minimum
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs	$250
Broker-dealer sponsored wrap account programs	no minimum

A financial intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain intermediary-specific investment minimums. Please consult with your financial intermediary if you have any questions regarding its policies.

Please note that you may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

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Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, pre-paid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Franklin Templeton Investor Services P.O. Box 997151 Sacramento, CA 95899-7151 Call toll-free: (800) 632-2301 or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Buying Shares

Through your investment representative
By Phone/Online (800) 632‑2301 franklintempleton.com Note: certain account types are not available for online account access.
By Mail
By Wire (800) 632‑2301 or (650) 312‑2000 collect
By Exchange franklintempleton.com

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Opening an account	Adding to an account
Contact your investment representative	Contact your investment representative

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. To make a same day investment, your phone order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. You may open certain new accounts online at franklintempleton.com.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

To make a same day investment, your phone or online order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement . If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

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Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Retirement Plans

Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

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Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, proxy statements and other documents, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can choose not to register for online privileges. Additionally, if you don’t want telephone privileges, or want to discontinue telephone/online privileges at any time please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g. email, chat, text messaging, fax), you are accepting the associated risks related to potential lack of security, such as the possibility that your

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confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or contact us for instructions.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton funds based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

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Selling Shares

You can sell your shares at any time. To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. Please keep in mind that a contingent deferred sales charge (CDSC) may apply

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

• you are selling more than $100,000 worth of shares

• you want your proceeds paid to someone who is not a registered owner

• you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

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Retirement Plans

You may need to complete additional forms to sell shares in a FTIOS retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

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Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online
(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services

P.O. Box 997151

Sacramento, CA 95899-7151

Call toll-free: (800) 632-2301

or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

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Exchanging Shares

Exchange Privilege

Class A, C and R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Exchange Effects on Class C Conversion Feature

If you exchange your Class C shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in the initial Fund will count towards the 8-year period for automatic conversion to Class A shares.

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton funds. You also may exchange your Class R6 shares for Advisor Class shares of a fund that does not currently offer Class R6 shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an

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entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Exchange of shares into shares of the same Fund. The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.”

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Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the Fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Account Policies - Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Account Policies - Security Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Account Policies - Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see,

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for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the Fund and the affiliated underlying funds in which the Fund invests.

Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades. While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

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Account Policies

Calculating Share Price

Class A & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 [10.25/0.945] equals 10.846561, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE. The Fund’s NAV per share for each class is readily available online at www.franklintempleton.com/performance.

The Fund has an agreement with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent. If you place an order through an account at an intermediary, please

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consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions

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on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Pass-Through Securities, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS) generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

Security Valuation – Corporate Debt Securities

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund’s pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation – Senior Secured Corporate Loans

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

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Security Valuation – Options

The Fund values traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements by using a fair value pricing service offered through an independent pricing vendor.

The fair value pricing service is used to estimate the price of a security in a liquid market at the time of the NAV calculation (1 p.m. Pacific Time). If certain criteria are met, the foreign securities may be valued using the price from the fair value pricing

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service. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund’s business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Funds, and on which the Fund’s NAV is not calculated (in which case, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur , the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees (as described above).

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and proceeds will be sent by Electronic Fund Transfer (ACH) to your bank information on file. If we do not have this information, proceeds will be mailed to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A or A1 accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion, with a low balance due to the conversion; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) accounts in an Advisory Fee Program; (6) accounts held through a 529 college savings program; (7) Coverdell Education Savings Plan accounts; and (8) accounts currently maintained via robo advice driven services where account investments and reallocations are done through an automated, algorithm-driven platform.

A financial intermediary may impose different minimum account balances on your account than those described above. The Fund is not responsible for any minimum account balances imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain

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intermediary-specific minimum account balances. Please consult with your financial intermediary if you have any questions regarding their policies.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Redemptions by Large Shareholders

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund's expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

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You also will receive, or receive notice of the availability of, the Fund's financial reports every six months. In addition, you will receive an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

You may elect to receive your statements, prospectuses and other documents through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

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• Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;

• Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and

• Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

• The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

• Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.

• The Fund may modify, suspend, or terminate telephone/online privileges at any time.

• The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

• The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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• In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

• For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

• You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

• To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

• For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

Dealer Compensation

Class A, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to

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the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class C	Class R
Commission (%)	--	1.00[1]	--
Investment under $50,000	5.00%	--	--
$50,000 but under $100,000	4.00	--	--
$100,000 but under $250,000	3.00	--	--
$250,000 but under $500,000	2.25	--	--
$500,000 but under $1 million	1.75	--	--
$1 million or more	up to 1.00	--	--
12b-1 fee to dealer	0.25[2,3]	1.00[4]	0.50

1. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Under the Distribution Plan for Class A, the Fund may pay up to 0.30% to Distributors or others, out of which 0.05% generally will be retained by Distributors for its distribution expenses. As set by the board of trustees (until further notice), the Fund currently may pay up to 0.25% under the Plan.

4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. After approximately 8 years, Class C shares convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class) There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

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Other financial intermediary compensation Except with respect to Class R6 shares, Distributors may make marketing support payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers and other financial intermediaries, such as banks, insurance companies, or plan administrators, in connection with their efforts to educate financial advisors or provide other services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. In the case of any one intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that intermediary, on an annual basis. For an intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provide for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, also may exceed this limitation. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph. You should contact your financial intermediary to determine the amount of any compensation it may receive from Distributors or its affiliates.

Except with respect to Class R6 shares, Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may, in addition to

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marketing support payments, pay or allow other promotional incentives or payments to financial intermediaries, such as payments related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Sales of Fund shares, as well as shares of other mutual funds in Franklin Templeton, is not considered a factor in the selection of financial intermediaries to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by financial intermediaries that sell Fund shares is not considered marketing support payments to such financial intermediaries.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

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Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number

Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN
(800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

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For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

Appendix A to the Prospectus -- Intermediary Sales Charge Discounts and Waivers

Contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is a separate document and is incorporated herein by reference (is legally a part of this prospectus).

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

	One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-22641 © 2021 Franklin Templeton. All rights reserved.

APPENDIX A
INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures than the Fund regarding the availability of front-end sales load (charge) waivers or CDSC waivers; exchanges or conversions between classes or exchanges between Funds; account investment minimums; and minimum account balances, all of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled "Fund Details – Your Account – Choosing a Share Class – Class A, & C" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date. Effective January 15, 2021, the anniversary year of the purchase date will change to 7-years.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date (effective January 15, 2021, the anniversary year of the purchase date will change to 7-years). To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

BAIRD

Intermediary-Defined Sales Charge Waiver Policies

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Franklin Templeton fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Franklin Templeton assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13-month period of time

D.A. DAVIDSON & CO.

Effective June 1, 2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. ("D.A. Davidson") platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("EDWARD JONES")

Policies Regarding Transactions Through Edward Jones

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money markets funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder

• Systematic withdrawals with up to 10% per year of the account value

• Return of excess contributions from an Individual Retirement Account (IRA)

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

• Shares exchanged in an Edward Jones fee-based program

• Shares acquired through NAV reinstatement

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

***************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the fund’s Prospectus.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”),which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-

specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

CLASS A PURCHASES THROUGH MORGAN STANLEY

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

OPPENHEIMER & CO., INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS Investments Inc. (“PFSI”)

Policies Regarding Fund Purchases Through PFSI

Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

Share Classes

Shareholders purchasing Fund shares through PFSI are eligible only for the following share classes:

• Class A and Class A1 shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.

• Class R shares: only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).

• Class C shares: only in accounts with existing Class C share holdings.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

• Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Letter of Intent ("LOI")

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.
• Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

• Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.

RAYMOND JAMES®

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following front-end sales charge (load) waiver, in addition to those listed in the prospectus:

Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies

• and procedures at net asset value (without a front-end sales charge).

•

STATEMENT OF ADDITIONAL INFORMATION

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
Franklin Alternative Strategies Funds
October 1, 2021

Class A Class C Class R Class R6 Advisor Class

FAAAX  FASCX  FSKKX  FASRX  FABZX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, dated October 1, 2021, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended May 31, 2021, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

Mutual funds, annuities, and other investment products:

• are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

• are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

• are subject to investment risks, including the possible loss of principal.

P.O. Box 997151 Sacramento, CA 95899-7151 (800) DIAL BEN® /342-5236	1	068 SAI 10/21

Goal, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to(1) borrowing and senior securities, see " Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing"; and (2) lending, see " Glossary of Investments, Techniques, Strategies and Their Risks - Corporate Loans, Assignments and Participations" below.

Fundamental Investment Policies

The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements; commodity-linked notes; options on commodities, futures contracts and options on futures contracts with respect to indices or individual commodities or otherwise; and foreign currency transactions, including, without limitation, forward currency contracts and futures contracts or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Non-Fundamental Investment Policies

The Fund's investment goal is to seek capital appreciation with lower volatility relative to the broad equity markets. The Fund’s investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Additional Strategies

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, Long Short Equity, Relative Value, Event Driven and Global Macro, each of which is described in the Fund’s prospectus. The Fund is structured as a multi-manager fund and the Fund’s investment manager has overall responsibility for the Fund’s investments. The Fund's investment manager, K2/D&S Management Co., L.L.C. (K2 Advisors), allocates the Fund’s assets among multiple sub-advisors who, as of the date of this SAI, are unaffiliated with K2 Advisors with the exception of Benefit Street Partners L.L.C., and who will implement one or more non-traditional or alternative investment strategies (Sub-Advisors).

In trying to achieve its investment goal, the Fund may also invest, either directly or indirectly in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks,” which also describes the risks associated with these investment policies. The Fund may or may not use all of these techniques at any one time. Unless the context otherwise requires, references under "Glossary of Investments, Techniques, Strategies and Their Risks" in this SAI to the investment manager also apply to the Sub-Advisors.

The Fund may invest, buy or engage in equity-related derivatives and complex securities, such as buying and writing call and put options on securities and indices that trade on national securities exchanges and over-the-counter (OTC), and buying and selling futures on equity securities and indexes and options on equity index futures, including exchange-traded options on indexes that measure stock volatility, such as the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®).

In addition, the Fund may invest, buy, sell or exchange in:

• Options on complex alternative and fixed income exchange-traded funds (ETFs).

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and S&P® Global Ratings (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Asset-backed securities Asset-backed securities represent interests in a pool of loans, leases or other receivables. The assets underlying asset-backed securities may include receivables on home equity loans, credit card loans, and automobile, mobile home and recreational vehicle loans and leases and other assets. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and may have adjustable interest rates that reset at periodic intervals.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support (if any) provided to the securities. Credit support for asset-backed securities is intended to lessen the effect of failures by obligors (such as individual borrowers or leasers) on the underlying assets to make payments. Credit support generally falls into two categories: (i) liquidity protection; and (ii) protection against losses from the default by an obligor on the underlying assets.

Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, intended to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor can enhance the likelihood of payments of the obligations on at least some of the assets in the pool. Protection against losses from default may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties. Alternatively, this protection may be provided through various means of structuring the transaction, or through a combination of these approaches.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets should be borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees).

The degree of credit support provided is generally based on historical information about the level of credit risk associated with the underlying assets. Historical information may not adequately reflect present or future credit risk. Delinquencies or losses in excess of those anticipated could occur and could adversely affect the return on an investment in the securities. There is no guarantee that the type of credit support selected will be effective at reducing the illiquidity or losses to investors in the event of certain defaults. Where credit support is provided by a third party, the Fund will be exposed to the credit risk of that third party in addition to the credit risk of the issuer or sponsor of the asset-backed security and the underlying obligors.

Asset-backed securities also have risk due to a characteristic known as early amortization, or early payout, risk. Built into the structure of certain asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include, among other things: a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or the bankruptcy of the issuer or sponsor. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible. Prepayment risk also arises when the underlying obligations may be satisfied or "prepaid" before due. Certain asset-backed securities backed by automobile receivables may be affected by such early prepayment of principal on the underlying vehicle sales contract. When amortization or prepayment occurs, the Fund may have to reinvest the proceeds at a rate of interest that is lower than the rate on the existing asset-backed security. In addition, the Fund may suffer a loss if it paid a premium for the asset-backed security as cash flows from the early amortization reduce the value of the premium paid.

Alternatively, if prepayments occur at a slower rate than the investment manager expected, or if payment on the underlying assets is delayed or defaulted upon, the Fund will experience extension risk.

The income received by the Fund on an asset-backed security generally fluctuates more than the income on fixed income debt securities. This is because asset-backed securities are usually structured as pass-through or pay-through securities (similar to mortgage-backed securities and collateralized mortgage obligations). Cash flow generated by payments on the underlying obligations in these structures is shared with the investor as it is received. The rate of payment on asset-backed securities generally depends on the rate of principal and interest payments received on the underlying assets. Payments on underlying assets will be affected by various economic and other factors that shape the market for those underlying assets. Therefore, the income on asset-backed securities will be difficult to predict, and actual yield to maturity will be more or less than the anticipated yield to maturity.

Asset-backed securities have certain risks that stem from the characteristics of the underlying assets. For example, asset-backed securities do not have the benefit of the same type of security interests in the underlying collateral that mortgage-backed securities have, and there may be a limited ability to enforce any security interests that exist. Credit enhancements provided to support asset-backed securities, if any, may be inadequate to protect investors in the event of default. For example, credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance, which can negatively affect the yield and/or value of related asset-backed securities. Issuers of asset-backed securities for which automobile receivables are the underlying assets may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to sales of vehicles following their repossession and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of bankruptcy and insolvency laws, or other factors. The absence of, or difficulty enforcing, such security interests in the underlying assets may result in additional expenses, delays and losses to the Fund. The Fund's exposure to the credit risk of the credit support provider will also be greater if recourse is limited to the credit support provider in the event of widespread defaults on the underlying obligations.

Bank obligations Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets. Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Callable securities Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Collateralized debt obligations Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.

Common varieties of CDOs include the following:

Collateralized loan obligations. Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations. Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI, principally counterparty risk.

CDOs are similar in structure to collateralized mortgage obligations, described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during periods of market volatility. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk) described elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Commodity-linked instruments Commodity-linked instruments are designed to provide exposure to the price movements of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.

Obtaining exposure to the price movements of physical commodities through commodity-linked instruments presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets the fundamental restriction to permit the Fund (subject to the Fund's investment goal and general investment policies as stated in the Fund's prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund's prospectus and SAI.

Use of commodities and establishment of Cayman Islands-based subsidiary. In order to gain exposure to commodities, the Fund has established a Cayman Islands-based company (the Subsidiary) to invest in commodity-linked derivatives, including swaps, certain commodity-linked notes, options, futures and options on futures. Under Internal Revenue Service (IRS) guidance, no more than 25% of the Fund’s assets may be invested in the Subsidiary. It is possible that the IRS may issue further guidance, or Congress may enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary (which might be applied retroactively to the Fund), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the board may authorize a change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Commodity-linked notes. The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The notes in which the Fund invests are typically issued by a bank or other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs. A typical note may have the following characteristics:

• Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.

• Maturity: Commodity-Linked Notes (12-18 months)

• Purchase Price: The Fund purchases a note at a specified face value, for example $100 or $1,000.

• Payment Characteristics: The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index (e.g., the S&P GSCI). This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index. The investment manager currently anticipates that most notes purchased by the Fund will be leveraged at a 3 to 1 factor (i.e., the return of the index is multiplied 3x for purposes of the Fund’s returns).

"Put” and Automatic Redemption Features: The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, which ever the case may be, reached a level specified under the terms of the note. The Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, the Fund can negotiate to extend or shorten the maturity of a note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

Convertible securities A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Enhanced convertible securities. In addition to "plain vanilla" convertible securities, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include mandatory convertible securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Synthetic convertible securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income payments in the form of interest or dividends and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price (or to receive cash, in the case of stock index options). Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible instruments may also include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments.

In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its debt security component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Although the investment manager expects normally to create synthetic convertible securities whose two components provide exposure to the same issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a debt security with a call option on a stock index. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase the Fund's credit risk and valuation risk.

Corporate Loans, Assignments and Participations

Corporate loans. Corporate loans typically are structured and negotiated by a group of financial institutions and other investors, including in some cases, the Fund, that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan's principal. Such corporate loans often pay interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may invest in corporate loans directly at the time of the loan's closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit term loans, delayed draw term loans and receivables purchase facilities.

With LIBOR expected to be discontinued by the end of 2021 (or 2023 for certain reference rates), the loan market will undergo a significant change in the benchmark that forms a key component of loan returns. Concerted industry efforts are underway to identify and establish a replacement rate to LIBOR. At this point, it is unclear what form this replacement rate will take, and whether it will mirror the risk and return profile of LIBOR. While this work is ongoing, agent banks have included provisions in documents in the current market that allow them to replace the rate with less or no affirmative consent from lenders, which could potentially change the income that investors receive. For further information on the upcoming transition from LIBOR, see “LIBOR Transition” below.

The Fund limits the amount of total assets that it will invest in any one issuer. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In loan participations, a bank or other lending institution serves as financial intermediary between the Fund and the borrower, the participation may not shift to the Fund the direct debtor-creditor relationship with the borrower. In this case, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or intermediaries engaged in the same industry, even if the underlying borrowers represent different companies and industries.

Negotiation and administration of loans. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders and other investors. This means that the lenders and other investors, which may include other Franklin Templeton funds and accounts, participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders and other investors often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases other investors, including investment companies such as the Fund. Typically, the Fund will not act as the sole negotiator or sole investor for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders and other investors; this lender is referred to as the Agent Bank.

Three ways to invest in corporate loans. The Fund may invest in corporate loans in any of three ways. The Fund may: (i) make a direct investment by purchasing an assignment of part or all of a corporate loan; (ii) make an indirect investment by purchasing a participation interest in a corporate loan; or (iii) make a direct investment in a corporate loan by participating as one of the initial investors. Participation interests are interests sold by a lender or other holders of participation interests, which usually represent a fractional interest in a corporate loan. An assignment represents a direct interest in a corporate loan or portion of a corporate loan previously owned by a different investor. Unlike where the Fund purchases a participation interest, the Fund will generally become an investor for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. Assignments of corporate loans. If the Fund purchases an assignment of a corporate loan, the Fund will assume the position of the original investor. The Fund will have the right to receive payments directly from the corporate borrower and to enforce its contractual rights directly against the corporate borrower. The purchase may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan rather than a discounted rate.

2. Participation interests in corporate loans. In contrast to the purchase of an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund considers an investment in corporate loans through the purchase of participation interests, its investment manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants. Additionally, the Fund will consider that there may be limitations on the Fund's ability to vote on amendments to the borrower's underlying loan agreement.

3. Direct investments in corporate loans. When the Fund invests as an initial investor in a new corporate loan, the investment may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan, which incorporates the discount.

Because secondary purchases of loans may be made at par, at a premium from par or at a discount from par, the Fund's return on such an investment may be lower or higher than it would have been if the Fund had made a direct initial investment. While loan participations generally trade at a discount, the Fund may buy participations trading at par or at a premium. At certain times when reduced opportunities for direct initial investment in corporate loans may exist, however, the Fund may be able to invest in corporate loans only through participation interests or assignments.

Loan participations. Loan participations may enable the Fund to acquire an interest in a corporate loan from a borrower, which it could not do directly. Because the Fund establishes a direct contractual relationship with the lender or Participant, the Fund is subject to the credit risk of the lender or Participant in addition to the usual credit risk of the corporate borrower and any Agent Bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund might not benefit directly from the collateral supporting the underlying corporate loan. If the Intermediate Participant becomes insolvent, payments of principal and/or interest may be held up or not paid by such Participant or such Participant may not have the resources to assert its and the Fund's rights against the corporate borrower. Similar risks may arise with respect to the Agent Bank.

Obligations to make future advances. Certain revolving credit facility corporate loans (revolvers) and some types of delayed draw loans require that the lenders and other investors, including the Fund, and Intermediate Participants make future advances to the corporate borrower at the demand of the borrower. Other continuing obligations may also exist pursuant to the terms of these types of corporate loans. If the Fund's future obligations are not met for any reason, including the failure of an Intermediate Participant to fulfill its obligations, the Fund's interests may be harmed.

Delayed draw term loans. Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding. The borrower pays a fee during the commitment period. Because these loans involve forward obligations, they are subject to the Fund's asset segregation policies.

Prefunded L/C term loan. A prefunded L/C term loan (Pre L/C Loan) is sometimes referred to as a funded letter of credit facility. For these loans, the Agent Bank (or another bank) issues letters of credit (each letter, an L/C) to guarantee the repayment of the borrowings by the borrower, as the ultimate debtor under these loans. Each lender or other investor, such as the Fund, transfers to the Agent Bank the amount of money the lender or other investor, has committed under the Pre L/C Loan agreement. The Agent Bank holds the monies solely to satisfy the lenders' or other investors' obligations under the loan agreement.

Whenever the borrower needs funds, it draws against the Pre L/C Loan. Consequently, the lenders or other investors do not have to advance any additional monies at the time the borrower draws against the Pre L/C Loan. To the extent that the borrower does not draw down these monies as borrowings during the term of the Pre L/C Loan, the Agent Bank invests these monies as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR. This interest is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders or other investors interest at a rate equivalent to the fully drawn spread plus a benchmark rate, usually LIBOR. The borrower pays this interest during the term of the loan whether or not the borrower borrows monies from the amounts held and invested by the Agent Bank. The principal and any unpaid accrued interest will be returned to the lenders and other investors upon termination of the Pre L/C loan (and upon satisfaction of all obligations).

The risks of investing in corporate loans include all the general risks of investing in debt securities. For example, investments in corporate loans are exposed to the credit risk of the borrowing corporation and any Intermediate Participants, the valuation risk of pricing corporate loans and collateral, and the illiquidity risk associated with holding unregistered, non-exchange traded securities. There are also additional risks associated with an investment in corporate loans, including those described below.

Additional credit risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Insufficient collateral. The terms of most senior secured corporate loans and corporate debt securities in which the Fund invests generally provide that the collateral provided by the corporate borrower have a fair market value at least equal to 100% of the amount of such corporate loan at the time of the loan. The investment manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. The collateral may consist of various types of assets or interests including working capital assets, such as accounts receivable or inventory, tangible fixed assets, such as real property, buildings and equipment, tangible or intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners or other parties may provide additional security.

The Fund may encounter difficulty valuing the collateral, especially less tangible assets. The value of the collateral may decline following investment by the Fund in the corporate loan. Also, collateral may be difficult to sell or liquidate and insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans. This order could make repayment of the corporate loans in part or in full less likely. The court could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against a member of the lending syndicate as an underwriter or the borrower as an issuer.

Lack of publicly available information and ratings. Corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities; however, the investment manager will not invest in a loan if, in its judgment, it does not have enough information on the loan to satisfy its due diligence standards.

Non-public information and limitations on its use. From time to time, the investment manager, on behalf of the Fund, may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the investment manager, on behalf of the Fund, elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, the Fund might be unable to enter into a transaction in a security of that borrower, when it would otherwise be advantageous to do so.

Liquidity of corporate loans. The investment manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the investment manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The investment manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Risks based on Agent Banks and/or Intermediate Participants. The Agent Bank typically administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The Agent Bank then distributes these payments to all lenders and other investors that are parties to the corporate loan or own participation interests therein. The Fund will not act as an Agent Bank under normal circumstances. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services and this could create an incentive for the Agent Bank to exercise its discretion to the advantage of the corporate borrower to a greater extent than might otherwise be the case. Such compensation may include special fees paid at the start of corporate loans and fees paid on a continuing basis for ongoing services.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. Asserting the Fund's legal rights against the Agent Bank or Intermediate Participant could be expensive and result in the delay or loss to the Fund of principal and/or interest payments.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Covenants and covenant lite loans and debt securities. Some covenant lite loans may be in the market from time to time which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Bridge financings. The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing (Bridge Loans) to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a Bridge Loan facility. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be unsecured or under-secured. Bridge Loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, Bridge Loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge Loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the Bridge Loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, Bridge Loans may result in or lead to longer-term or permanent indebtedness.

Debtor-in-possession financings. The Fund may also invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that has been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code. A DIP financing can be secured by a senior lien on the debtor’s unencumbered assets, or encumbered assets which would allow the existing senior lien holders to maintain at least the same lien position as the pre-petition secured debt. DIP financings are often required to close in a rapid manner in order for the debtor to continue ongoing operations and satisfy existing creditors. Additionally, a DIP financing may be “rolled” into exit financing which enable the issuer to emerge from bankruptcy.

Credit-linked notes (CLNs) CLNs are typically set-up as a "pass-through" note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Debt securities - general description In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds. A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper. Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures. A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes. A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the Fund's portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted debt securities If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund may incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities is generally considered speculative and may expose the Fund to similar risks as an investment in high-yield debt.

The Fund may buy defaulted debt securities. The Fund is also not required to sell a debt security that has defaulted if the applicable sub-advisor believes it is advantageous to continue holding the security.

Depositary receipts Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivative instruments Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a "reference instrument") and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used for “hedging,” which means that they may be used when the investment manager seeks to protect the Fund's investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund's portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the investment manager's ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under "Borrowing" in this SAI.

Regulation under the Commodity Exchange Act. The investment manager is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the investment manager’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the investment manager as the Fund’s CPO, the investment manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the investment manager’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The investment manager is also registered as a "commodity trading adviser" (CTA), but relies on an exemption with respect to the Fund from CTA regulations available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, its prospectus or this SAI.

Currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when the Fund’s investment manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the Fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the Fund’s investment manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.

At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a CPO.

Risks of currency forward contracts. The successful use of these transactions will usually depend on the investment manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see "Options" below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security,

currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the investment manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (OTC) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund's obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Non-Standard options. In addition to the options described above, certain options used by the Fund may have non-standard payout structures or other features. These options, which are sometimes referred to as “non-plain vanilla” or “exotic” options, include, but are not limited to: (i) digital options (otherwise known as binary options or all-or-nothing options), which are cash-settled options that provide for a pre-determined all-or-nothing payment if, at the time of the expiration of the contract, the price of a reference asset exceeds a particular threshold; (ii) one-touch options, which are cash-settled options that provide for a pre-determined all-or-nothing payment in the event that the price of a reference asset crosses a specified threshold (either up or down) at any point before the contract's expiration; and (iii) barrier options, which come into existence (knock-in) or cease to exist (knock-out) if the price of a reference asset reaches a particular threshold before the contract's expiration.

These options are typically traded over-the-counter (OTC) and entail all of the investment risks associated with OTC options discussed herein. In addition, due to their non-standard terms, these options may have price movements that vary markedly from those of simple put or call options. Non-standard options may be more difficult to value than more standard types of options, and may be subject to greater liquidity risk. While some non-standard options have fairly active markets, others are mostly thinly traded instruments. Furthermore, to the extent that the Fund uses options that provide for all-or-nothing payouts (e.g., digital or one-touch options) for hedging purposes, there may be a heightened risk that the payout will not fully offset the downside risk being hedged. Certain non-standard options are considered swaps, and therefore are included in the definition of “commodity interests.”

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund's obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The "buyer" of protection in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a payment by the "seller" that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars. Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including any derivative transaction obligations. These actions could also have an adverse effect on the Fund’s currency transactions or cause the Fund’s hedging positions to be rendered useless.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party's obligation is based on an interest rate fixed to maturity while the other party's obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund's exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund's exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Equity total return swaps. An equity total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s investment manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund's swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a Combined Transaction) when, in the opinion of the investment manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity securities Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Equity access products. An equity access product is an instrument used by investors to obtain exposure to equity investments, including common stocks, in a local market where direct ownership of equity securities is not permitted or is otherwise restricted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to a particular issuer in that market or to that market as a whole through an equity access product. An equity access product derives its value from a group of underlying equity securities and is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly. Conversely, investors will not normally lose more than they would have lost had they invested in the underlying securities directly. In addition to providing access to otherwise closed equity markets, equity access products can also provide a less expensive option to direct equity investments (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. Examples of equity access products include instruments such as participatory notes, low exercise price options, low exercise price warrants and similarly-structured instruments that may be developed from time to time.

The purchase of equity access products involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the equity access product (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the equity access product, also known as counterparty risk. While the holder of an equity access product is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity access products are typically also not traded on exchanges, are privately issued, and may be illiquid. To the extent an equity access product is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of equity access products will equal the value of the underlying equity securities they seek to replicate. Unlike a direct investment in equity securities, equity access products typically involve a term or expiration date, potentially increasing the Fund's turnover rate, transaction costs, and tax liability.

Equity access products are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Fund's fundamental investment policy of not investing more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of an equity access product.

Pursuant to the terms of the equity access product, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

Small capitalization companies. The Fund may invest in securities issued by small capitalization companies. Historically, small capitalization company securities have been more volatile in price than larger capitalization company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small capitalization companies to changing economic conditions.

In addition, small capitalization companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Small and mid capitalization companies. Market capitalization is defined as the total market value of a company's outstanding stock. Small capitalization companies are often overlooked by investors or undervalued in relation to their earnings power. Because small capitalization companies generally are not as well known to the investing public, and may have less of an investor following and may grow more rapidly than larger capitalization companies, they may provide greater opportunities for long-term capital growth. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound. Mid capitalization companies may offer greater potential for capital appreciation than larger capitalization companies, because mid capitalization companies are often growing more rapidly than larger capitalization companies, but tend to be more stable and established than small capitalization or emerging companies.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some funds’ performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

To the extent that the Fund may invest in small capitalization companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies.

Financial services companies risk. To the extent that the Fund invests its assets in investments of financial services companies, the Fund’s investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company’s ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

In response to the recent economic instability, the United States and other governments have taken actions designed to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. Moreover, the implications of government ownership interests in financial institutions, by virtue of aging distressed assets, is unforeseeable.

In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change, as existing distinctions between financial segments become less clear. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a changing regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by events such as man-made and natural disasters (including weather catastrophe and terrorism). Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Direct equity investments. The Fund may invest in direct equity investments that the investment manager expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund's other illiquid investments, comply with the Fund's investment restriction on illiquid securities.

In most cases, the Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The investment manager anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund's investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund's direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company under U.S. tax law.

Direct equity investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Equity-linked notes Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. The Fund only invests in ELNs for which the underlying securities are permissible investments pursuant to the Fund’s investment policies and restrictions. For purposes of the Fund's fundamental investment policy of not investing more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying reference securities and not the industry of the issuer of an ELN.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semi-annually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on the Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.

ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated.

The Fund’s successful use of ELNs will usually depend on the investment manager’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. If the investment manager is not successful in anticipating such price movements, the Fund’s performance may be worse than if the investment manager did not use an ELN at all.

In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.

The Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange-traded ELNs available, although these products may be thinly traded.

ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.

Exchange-traded notes The Fund may invest in exchange-traded notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Foreign securities For purposes of the Fund's prospectus and SAI, "foreign securities" refers to non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income (including capital gains or other amounts), taxation on a retroactive basis, sudden or unanticipated changes in foreign tax laws, financial transaction taxes, denial or delay of the realization of tax treaty benefits, payment of foreign taxes not available for credit or deduction when passed through to shareholders, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

On January 31, 2020, the United Kingdom (UK) left the European Union (EU). There is considerable uncertainty about the consequences of that departure, including uncertainty about the economic effects and results of trade negotiations between the UK and the EU. The negative impact of the UK's departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (shares of publicly traded companies based in Mainland China) (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section.

Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its early stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Investing through the Bond Connect Program. Foreign investors may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.

Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. Cross-border trading required by Bond Connect is dependent on new technological systems that may not function properly, thereby disrupting trading and access to relevant markets.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”), which is currently restricted and not freely convertible. It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.

The Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

Developing markets or emerging markets. Investments in issuers domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that when favorable economic developments occur in some developing market countries, such developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. For example, the Public Company Accounting Oversight Board (PCAOB) has warned that positions taken by Chinese authorities impair the PCAOB's ability to conduct inspections and investigations of the audits of public companies with China-based operations. The PCAOB's impaired ability to oversee PCAOB-registered audit firms in China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact the Fund's investments in such companies. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

There may be significant obstacles to obtaining information necessary for investigations into potential legal claims or litigation against emerging market issuers and investors such as the Fund may experience difficulty in enforcing legal claims related to investments in the securities of such issuers. The SEC and other U.S. regulatory authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company directors and officers, in certain emerging markets, including China. Accordingly, investor protection and legal recourse may be limited with respect to the Fund's investments in emerging markets.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign corporate debt securities.   Foreign corporate debt securities, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be purchased to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are foreign bonds issued and traded in countries other than the country and currency in which the bond was denominated. Eurobonds generally trade on a number of exchanges and are issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a single payment for the entire principal at maturity with semiannual interest payments. Yankee bonds are bonds denominated in U.S. dollars issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Foreign governmental and supranational debt securities. Investments in debt securities of governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

High-yield debt securities High-yield or lower-rated debt securities (also referred to as "junk bonds") are securities that have been rated below the top four rating categories (e.g., BB or Ba and lower) by one or more independent rating organizations such as Moody's or S&P and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the investment manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund's ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The investment manager will carefully review the issuer's credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s board of trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Inflation-indexed securities Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.

Interfund lending program Pursuant to an exemptive order granted by the SEC (Lending Order), the Fund has the ability to lend money to, and borrow money from, other Franklin Templeton funds for temporary purposes (Interfund Lending Program) pursuant to a master interfund lending agreement (Interfund Loan). Lending and borrowing through the Interfund Lending Program provides the borrowing fund with a lower interest rate than it would have paid if it borrowed money from a bank, and provides the lending fund with an alternative short-term investment with a higher rate of return than other available short-term investments. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Fund may only participate in the Interfund Lending Program to the extent permitted by its investment goal(s), policies and restrictions and only subject to meeting the conditions of the Lending Order.

The limitations of the Interfund Lending Program are described below and these and the other conditions of the Lending Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending and borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one business day’s notice, in which case the borrowing fund may have to utilize a line of credit, which would likely involve higher rates, seek an Interfund Loan from another fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending fund or force the lending fund to borrow or liquidate securities to meet its liquidity needs.

Under the Interfund Lending Program, the Fund may borrow on an unsecured basis through the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund Loan exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default by the Fund occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call would be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

In addition, no fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, either through the sale of portfolio securities or the net sales of the fund’s shares, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

Investment company securities The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

The Fund will not acquire shares of other affiliated or unaffiliated open-end mutual funds, ETFs, or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

Closed-end funds. The shares of a closed-end fund typically are bought and sold on an exchange. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, variable rate preferred securities or reverse-repurchase agreements. The Fund may invest in debt securities issued by closed-end funds, subject to any quality or other standards applicable to the Fund's investment in debt securities. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments.

Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the net asset value of the securities held by the closed-end fund. The premium or discount that the share prices represent versus net asset value may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Exchange-traded funds. The Fund may invest in exchange-traded funds (ETFs). Most ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. There are also actively managed ETFs that are managed similarly to other investment companies.

ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The shares of an ETF may also be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to creation units, are generally purchased and sold in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has similar risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Investment grade debt securities Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Generally, a higher rating indicates the rating agency’s opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

LIBOR Transition The Fund may invest in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”) announced its intention to cease sustaining the LIBOR after 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (SOFR). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Master limited partnerships The Fund may invest in equity securities of master limited partnerships (MLPs), and their affiliates. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. The general partner also generally receives a larger portion of the net income as incentive. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are often required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (MQD) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

MLP subordinated units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP convertible subordinated units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP preferred units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP general partner or managing member interests. The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Limited liability company common units. Some companies in which the Fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

MLP affiliates and I-Units. The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I Units in an amount equal to the cash distributions received by common unit holders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

There are also certain tax risks undertaken by the Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Also, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Securities of distressed companies The Fund also seeks to invest in the securities of distressed companies. The Fund may from time to time participate in such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. In addition to typical equity and debt investments, the Fund's investments in distressed companies may include participations and trade claims, as further described under "Corporate Loans, Assignments and Participations" and "Trade Claims."

Mortgage securities

Overview of mortgage-backed securities. Mortgage-backed securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which "pass-through" when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Other issuers of mortgage-backed securities include commercial banks and other private lenders. Trading in mortgage-backed securities guaranteed by a governmental agency, instrumentality or sponsored enterprise may frequently take place in the to-be-announced (TBA) forward market. On June 3, 2019, under the FHFA's “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”) in place of their separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities. See “When-issued, delayed delivery and to-be-announced transactions” below.

Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. Ginnie Mae's guarantees are backed by the full faith and credit of the U.S. government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (PCs), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but the U.S. government has no legal obligation to do so, and no assurance can be given that the U.S. government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Private mortgage-backed securities. Issuers of private mortgage-backed securities, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S.

government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund's quality standards. The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Policies," by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Other mortgage securities. Mortgage securities may include interests in pools of (i) reperforming loans, meaning that the mortgage loans are current, including because of loan modifications, but had been delinquent in the past and (ii) non-performing loans, meaning that the mortgage loans are not current. Such mortgage securities present increased risks of default, including non-payment of principal and interest.

Additional risks. In addition to the special risks described below, mortgage securities are subject to many of the same risks as other types of debt securities. The market value of mortgage securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities differ from conventional debt securities in that most mortgage securities are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled payments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may have less potential for capital appreciation as interest rates decline and may be less effective than other types of U.S. government or other debt securities as a means of "locking in" long-term interest rates. In general, fixed rate mortgage securities have greater exposure to this "prepayment risk" than variable rate securities.

An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be taxable as ordinary income. Regulatory, policy or tax changes may also adversely affect the mortgage securities market as a whole or particular segments of such market, including if one or more government sponsored entities, such as Fannie Mae or Freddie Mac, are privatized or their conservatorship is terminated.

Guarantees. The existence of a guarantee or other form of credit support on a mortgage security usually increases the price that the Fund pays or receives for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund's investment or protection against prepayment or other risks. The market price and yield of the mortgage security at any given time are not guaranteed and likely to fluctuate.

Sector focus. The Fund's investments in mortgage securities may cause the Fund to have significant, indirect exposure to a given market sector. If the underlying mortgages are predominantly from borrowers in a given market sector, the mortgage securities may respond to market conditions just as a direct investment in that sector would. As a result, the Fund may experience greater exposure to that specific market sector than it would if the underlying mortgages came from a wider variety of borrowers. Greater exposure to a particular market sector may result in greater volatility of the security's price and returns to the Fund, as well as greater potential for losses in the absence or failure of a guarantee to protect against widespread defaults or late payments by the borrowers on the underlying mortgages.

Similar risks may result from an investment in mortgage securities if the underlying real properties are located in the same geographical region or dependent upon the same industries or sectors. Such mortgage securities will experience greater risk of default or late payment than other comparable but diversified securities in the event of adverse economic, political or business developments because of the widespread affect an adverse event will have on borrowers' ability to make payments on the underlying mortgages.

Adjustable rate mortgage securities (ARMS) ARMS, like traditional fixed rate mortgage-backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable interest rate may be passed-through or otherwise offered on certain ARMS. The interest obtained by owning ARMS (and, as a result, the value of the ARMS) may vary monthly as a result of resets in interest rates and/or principal repayment rates of any of the mortgage loans that are part of the pool of mortgage loans comprising the ARMS. Investing in ARMS may permit the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.

The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. Some adjustable rate mortgage loans have fixed rates for an initial period, typically three, five, seven or ten years, and adjust annually thereafter. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.

In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.

As a result, ARMS generally also have less risk of a decline in value during periods of rising interest rates than traditional long-term, fixed-rate mortgage-backed securities. However, during such periods, this reset lag may result in a lower net asset value until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. See “Caps and floors.” Additionally, borrowers with adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn may increase their rate of late payments and defaults.

Because an investor is "locked in" at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS' price to changes in interest rates tends to increase along with the length of the interval. To the extent the Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, the Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do.

Caps and floors. The underlying mortgages that collateralize ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Fluctuations in interest rates above the applicable caps or floors on the ARMS could cause the ARMS to "cap out" and to behave more like long-term, fixed-rate debt securities.

Negative amortization. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs Some mortgage-backed securities known as collateralized mortgage obligations (CMOs) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other mortgage-backed securities such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a "residual" which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional mortgage-backed security also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed securities generally, be it credit risk, prepayment or extension risk, interest rate risk, income risk, market risk, illiquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional mortgage-backed securities that have been issued, guaranteed or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as ARMS do. These adjustable rate classes are known as "floating-rate CMOs" and are subject to most risks associated with ARMS. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the interest rate. These caps, similar to the caps on ARMS, limit the Fund's potential to gain from rising interest rates and increasing the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

CMO and REMIC Residuals. The residual in a CMO or REMIC structure is the interest in any excess cash flow generated by the mortgage pool that remains after first making the required payments of principal and interest to the other classes of the CMO or REMIC and, second, paying the related administrative expenses and any management fee of the issuer. Each payment of such excess cash flow to a holder of the related CMO or REMIC residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO or REMIC will depend on, among other things, the characteristics of the mortgage assets, the interest rate of each class, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the return on CMO and REMIC residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. If a class of a CMO or REMIC bears interest at an adjustable rate, the CMO or REMIC residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. CMO and REMIC residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers and may not have been registered under the 1933 Act. CMO and REMIC residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitation on investment in illiquid securities.

Distressed mortgage obligations and reverse mortgages A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. A reverse mortgage generally refers to a mortgage loan in which the lender advances in a lump sum or in installments a sum of money based on the age of the borrower, the interest rate at closing, and the equity in the real estate. Generally no payment is due on a reverse mortgage until the borrower no longer owns or occupies the home as his or her principal residence.

As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view. As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks similar to making a loan or purchasing an assignment of a loan. To the extent that the Fund's investment depends on a single borrower, the Fund will experience greater credit risk and more extreme gains or losses than when investing in a pool of loans with multiple borrowers. Other risks include the inability of a borrower to make its loan payments or other obligations, and if the real estate underlying the distressed or reverse mortgage loan is acquired by foreclosure, the Fund could become part owner of such real estate, directly or indirectly through the mortgage-backed security in which it holds an interest. As a direct or indirect owner, the Fund would bear its share of any costs associated with owning and disposing of the real estate. There is no assurance that the real estate would be disposed of in a timely or profitable manner.

Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed.

The market for reverse mortgages may be limited; therefore the Fund may consider certain reverse mortgages it may hold to be illiquid and thus subject to the Fund's limitation on investment in illiquid securities and the risks associated with illiquidity. The recorded value of reverse mortgage assets includes significant volatility associated with estimations, and income recognition can vary significantly from reporting period to reporting period.

Mortgage Dollar and U.S. Treasury Rolls

Mortgage dollar rolls. In a mortgage dollar roll, the Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (known as the "roll period"), the Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. The Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each roll transaction, the Fund will segregate assets as set forth in "Segregation of assets" under "Borrowing."

The Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. The Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the investment manager under board approved counterparty review procedures. Although rolls could add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions or other limitations on borrowing.

U.S. Treasury rolls. In U.S. Treasury rolls, the Fund sells U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund generally enters into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Stripped mortgage-backed securities and net interest margin securities Some mortgage-backed securities referred to as stripped mortgage-backed securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other mortgage-backed securities referred to as net interest margin (NIM) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped mortgage-backed securities may be issued by government or private entities. Stripped mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government are typically more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (interest-only or "IO" class), while the other class receives all of the principal (principal-only or "PO" class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

NIM securities represent a right to receive any "excess" interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage-backed securities and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of mortgage-backed securities and are purchased and sold by institutional investors, such as the Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed "illiquid"

and therefore subject to the Fund's limitation on investment in illiquid securities and the risks associated with illiquidity.

Future developments. Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

Municipal securities Municipal securities are issued by U.S. state and local governments and their agencies, instrumentalities, authorities and political subdivisions, as well as by the District of Columbia and U.S. territories and possessions. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects or public facilities.

Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are debt securities payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain municipal securities, and the Fund could face illiquidity risks.

Pre-refunded bonds These are outstanding debt securities that are not immediately callable (redeemable) by the issuer but have been "pre-refunded" by the issuer. The issuer "pre-refunds" the bonds by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bonds. Due to the substantial "collateral" held in escrow, pre-refunded bonds often receive the same rating as obligations of the United States Treasury. Because pre-refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the pre-refunded bond approaches its call or ultimate maturity date, the bond's market value will tend to fall to its call or par price. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017 to advance refund another bond is subject to federal income tax.

Real estate investment trusts (REITs) A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

Repurchase agreements Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Reverse repurchase agreements Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price, date and interest payment. Reverse repurchase agreements may be considered a borrowing under the federal securities laws, and therefore the Fund must have at least 300% asset coverage (total assets less liabilities, excluding the reverse repurchase agreement). Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 100% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. These transactions may increase the volatility of the Fund’s income or net asset value. The Fund bears the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of the Fund. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions, provided they are segregated on the books of the Fund or its custodian.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund generally enters into reverse repurchase agreements with domestic or foreign banks or securities dealers. The investment manager will evaluate the creditworthiness of these entities prior to engaging in such transactions.

Securities lending To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the

Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Securities of reorganizing companies and companies subject to tender or exchange offers The Fund may also seek to invest in the securities of reorganizing companies, or of companies as to which there exist outstanding tender or exchange offers. The Fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. In addition to typical equity and debt investments, the Fund's investments in reorganizing companies may include participations and trade claims, as further described herein.

Short sales In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In buying the security to replace the borrowed security, the Fund expects to acquire the security in the market for less than the amount it earned in the short sale, thereby yielding a profit.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will segregate assets by appropriate notation on its books or the books of its custodian an amount equal to the difference between (a) the current market value of the securities sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund’s policies and procedures regarding segregating such assets are described more fully under “Borrowing” in this SAI.

The Fund may make a short sale when the investment manager believes the price of the stock may decline and when the investment manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of the Fund’s portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund’s portfolio securities would be reduced by a loss in the short sale transaction.

Short sales “against the box” are transactions in which the Fund sells a security short but it also owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

Standby commitment agreements A standby commitment agreement is an agreement committing the Fund to buy a stated amount of a security, for a stated period of time, at the option of the issuer. The price and interest rate of the security is fixed at the time of the commitment. When the Fund enters into the agreement, the Fund is paid a commitment fee, which it keeps regardless of whether the security is ultimately issued, typically equal to approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to buy.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund could be required to produce the full amount of the agreed upon purchase price at any time during the commitment period. As a result, the Fund will segregate assets. Standby commitment agreements may be deemed "illiquid" and therefore subject to the Fund's limitation on investment in illiquid securities.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the securities, if issued, on the delivery date may be more or less than their purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund generally bears the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period. If an issuer's financial condition deteriorates between the time of the standby commitment and the date of issuance, these commitments may have the effect of requiring the Fund to make an investment in an issuer at a time when it would not otherwise have done so. This is the case even if the issuer's condition makes it unlikely that any amounts invested by the Fund pursuant to the standby commitment will ever be repaid. The Fund will only enter into standby commitment agreements with issuers which the investment manager believes will not deteriorate in creditworthiness during the commitment period. The Fund will experience credit risk associated with the issuer.

Stripped securities Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Federal income taxes generally accrue on stripped securities each year although no cash income is received until maturity, and the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

The riskiness of an investment in stripped securities depends on the type involved. Some stripped securities are backed by the full faith and credit of the U.S. government. Others receive an implied backing by the U.S. government as a sponsor or partner in the agency or entity issuing the stripped security. A few are secured with a guarantee from the financial institution or broker or dealer through which the stripped security is held. Others are supported only by the collateral, revenue stream or third party guarantee securing the underlying debt obligation from which zero coupon bonds were stripped. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Obligations of the Financing Corporation (FICO STRIPS), Stripped Corporate Securities, and Stripped Eurodollar Obligations.

Stripped government securities are issued by the U.S. federal, state and local governments and their agencies and instrumentalities, and by "mixed-ownership government corporations." Stripped government securities vary widely in the terms, conditions and relative assurances of payment. The type of debt obligation from which the stripped government security was taken will indicate many of the risks associated with that investment. U.S. Treasury STRIPS and FICO Strips are types of stripped government securities.

U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Fund's investment policies and are backed by the full faith and credit of the U.S. government. Their risks are similar to those of other U.S. government securities, although their price may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

FICO STRIPS represent interests in securities issued by the Financing Corporation (FICO). FICO was established to enable recapitalization of the Federal Savings and Loan Insurance Corporation (FSLIC) in the 1980's. FICO STRIPS are not backed by the full faith and credit of the U.S. government but are generally treated as U.S. government agency securities. The market for FICO STRIPS is substantially smaller and, therefore, less liquid and more volatile than the market for U.S. Treasury STRIPS. A higher yield is typically offered on FICO STRIPS to compensate investors for the greater illiquidity and additional risk that the U.S. government will not meet obligations on the FICO STRIPS if FICO defaults.

Structured investments Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by the Fund, relative to the likelihood of a default on the structured investment. To the extent that the Fund is exposed to default, the Fund's structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are deemed to be illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. The Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund's shareholders would indirectly pay.

Temporary investments When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Trade claims Trade claims are direct obligations or claims against companies that are in bankruptcy or other financial difficulty that are purchased from the creditors of such companies. For buyers, such as the Fund, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full face value of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are not backed by collateral or other forms of credit support. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. There is usually a substantial delay between purchasing a trade claim and receiving any return. Trade claims are not regulated by federal securities laws or the SEC, so the Fund's investment will not receive the same investor protections as with regulated securities. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Unrated debt securities Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the Sub-Advisors may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities U.S. government securities include obligations of, or securities guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government.

These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable rate securities Variable rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. Floating rate securities, adjustable rate securities and inverse floating rate securities (referred to as "inverse floaters") are types of variable rate securities. An adjustable rate security is a debt security with an interest rate which is adjusted according to a formula that specifies the interval at which the rate will be reset and the interest rate index, benchmark or other mechanism upon which the reset rate is based. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.

Some variable rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries at or about the time the interest rate is reset. If the Fund purchases a variable rate security with a put feature and market movements make exercise of the put unattractive, the Fund will forfeit the entire amount of any premium paid plus related transaction costs.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.

During periods when short-term interest rates move within the caps and floors of the security held by the Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.

In periods of substantial short-term volatility in interest rates, the market value of such debt securities may fluctuate more substantially if the caps and/or floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In either the case of caps or floors, the market value of the securities may be reduced.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

The Fund may invest in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”) announced its intention to cease sustaining the LIBOR after 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (SOFR). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Inverse floaters. Inverse floaters are variable rate debt securities with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or a related benchmark or index. The prices of inverse floaters can be highly volatile as a result. When short-term interests rates rise, an inverse floater usually experiences a decline in both its price and rate of income. The result is that interest rate risk and volatility of inverse floaters is magnified, and valuation of inverse floaters will also be more difficult.

When-issued, delayed delivery and to-be-announced transactions When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the parties agree on the sale of securities with payment for and delivery of the security scheduled for a future time. The securities may have been authorized but not yet issued, or, in the TBA market for U.S. Government agency mortgage-backed securities, the parties agree on a price, volume, and basic characteristics of securities to be delivered on the settlement date, rather than particular securities. In addition to buying securities on a when-issued, delayed delivery or TBA basis, the Fund may also sell these securities on a TBA basis to close out an existing TBA position before the settlement date, to take advantage of an expected decline in value of the securities, or for hedging purposes.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing." However, the Fund does not consider the purchase and/or sale of securities on a when-issued, delayed delivery or TBA basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Many when-issued, delayed-delivery or TBA transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling other obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage backed securities, the counterparty risk may be mitigated by the exchange of variation margin on a regular basis between counterparties as the market value of the deliverable security fluctuates.

The Fund also relies on the counterparty to complete the transaction. The counterparty’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases or sales of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into, or that the Fund is unable to purchase securities for delivery at the settlement date with the characteristics agreed upon at the time of the transaction.

Zero coupon, deferred interest and pay-in-kind bonds Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investing in debt securities

Credit Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody's or S&P to help describe the creditworthiness of the issuer.

Debt securities ratings The Sub-Advisors perform their own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Advisors also consider the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension The market value of some debt securities, particularly mortgage securities and certain asset backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income Income risk is the risk that the Fund's income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund's investments:

Focus The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Liquidity Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds .

Management The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager and the Sub-Advisors select investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager and the Sub-Advisors are not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager or a Sub-Advisor relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager and the Sub-Advisors in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

During periods of rapidly declining interest rates, the rate of prepayments on portfolio investments may increase rapidly. When this happens, "sales" of portfolio securities are increased due to the return of principal to the Fund followed by purchases of new portfolio securities to replace the "sold" ones.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Fund’s Chief Compliance Officer, does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, subject to the limited exceptions noted below, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar month. Other portfolio holdings information, such as top 10 holdings, commentaries and other materials that may reference specific holdings information of the Fund as of the most recent month end may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity or other market considerations, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund , investment manager, and Sub-Advisors; municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets; certain entities, in response to any regulatory requirements, approved by the investment manager’s Chief Compliance Officer in limited circumstances; and transition managers hired by Fund shareholders. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund, investment manager, and Sub-Advisors may provide portfolio holdings in advance of their release to the general public are:

• Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

• Service providers to the Fund, investment manager, and Sub-Advisors that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, investment manager, and Sub-Advisors, including: Custodian Bank:The Bank of New York Mellon; and its affiliate HedgeMark (which will provide daily risk reports and guideline monitoring to review investment guidelines and restrictions attributable to the Sub-Advisors and the Fund); Sub-Administrator: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: Ernst & Young; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Duane Morris LLP and Vedder Price P.C.; Proxy Voting Services: Egan Jones Proxy Services, Glass, Lewis & Co., LLC, Institutional Shareholder Services, Inc., and Broadridge Financial Solutions, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

• The following service providers to the Sub-Advisors, in addition to those listed above, receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Sub-Advisors, including: Administrative Services: Barclays Capital, Citco (Canada) Inc., Brown Brothers Harriman & Co., Markit WSO Co., Morgan Stanley, State Street Bank & Trust Company and The Bank of New York Mellon; Tax and Auditing Services: BDO, Deloitte and PricewaterhouseCoopers; Portfolio and Risk Analytics: Bloomberg, ENSO, FactSet, HazelTree, MSCI/Risk Metrics, Market Data Facts, Moody’s Analytics Knowledge Services, Morgan Stanley Fund Services, Novus, Pyvera, UBS Delta, VPM and Yield Book; Data Management and Warehousing: Bloomberg, Eze Castle Integration, Financial Recovery Strategies, Linedata, Lipper, MicroStrategy, MSCI Inc., Trioptima AB and IT Technology; Trade Execution/Management and Compliance Monitoring: ACA Compliance, Acuity Knowledge Partners, Ascendant Compliance

Management, Charles River, Compliance Science Inc., Carriage Trade and Pyvera, Citco, Compliance Solutions Strategies, Cordium, Deutsche Bank Securities Inc., Everest (Black Mountain), Fidessa Buy-side Inc., CTM, Compliance Science, Inc., DTCC, Electra Information Systems, Eze Software Group, Financial Tracking LLC, LVTS, Northpoint, Optima Partners, Protegent PTA, SEI Global Services, Inc., REDI, StarCompliance LLC, Traiana and Viteos Fund Services, LLC; Trade Reconciliation/Reporting: DTCC OASYS and CTM, FIS (SunGard), IVP, Indus Valley Partners and SS&C, Intrado, Omgeo/Oasys, Red Deer, Smartstream TLM, Traxx and Triana Harmony; Portfolio Accounting: Eagle Investment Services; Portfolio Analytics and Analysis: Barra Portfolio Manager, Global Trading Analytics, ICE Data Pricing & Reference Data LLC, JP Morgan ESG Index and Maplecroft Virtu Americas LLC; Operational Functions: Accenture, Carriage Trade Solutions, Gravitas Advisory Services and Syntel Inc.

Eligible third parties that do not otherwise have a duty of confidentiality or have not acknowledged such a duty are required to (a) execute a non-disclosure agreement that includes the following provisions or (b) otherwise acknowledge and represent adherence to substantially similar provisions. Non-disclosure agreements include the following provisions:

• The recipient agrees to keep confidential until such information either is released to the public or the release is otherwise approved by the Head of Global Compliance.

• The recipient agrees not to trade on the non-public information received.

• The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

A fund other than a U.S. registered Franklin Templeton fund, such as an offshore fund or an unregistered private fund, with holdings that are not substantially similar to the holdings of a U.S. registered Franklin Templeton fund, is not subject to the restrictions imposed by the policy.

Several investment managers within Franklin Templeton (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. Certain of these offshore funds may from time to time invest in securities substantially similar to those of the Fund. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees that it is subject to a duty of confidentiality; (2) agrees that it will not (a) purchase or sell any portfolio securities based on any information received; (b) trade against any U.S. registered Franklin Templeton fund, including the Fund; (c) knowingly engage in any trading practices that are adverse to any such fund or its shareholders; and (d) trade in shares of any such fund; and (3) agrees to limit the dissemination of such information so received within its organization other than to the extent necessary to fulfill its obligations with respect to portfolio analytics for its discretionary clients.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds (“Canadian funds”). In certain circumstances, such unregistered private funds and Canadian funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client or unitholder of the unregistered private fund or Canadian fund may be permissible. In circumstances where an unregistered private fund or Canadian fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds and Canadian funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor therein is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees that it is subject to a duty of confidentiality; (2) agrees to not disseminate such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in such fund), and (3) agrees not to trade on the non-public information received or trade in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of such fund, in the case of a Canadian fund.

U.S. registered open-end funds and offshore funds with shares listed on a national securities exchange and that are operating as Exchange Traded Funds and U.S. registered open-end funds and offshore funds substantially all of whose assets are invested in registered open-end funds and/or Exchange Traded Funds are excepted from the policy’s restrictions.

Certain F-T Managers provide model portfolios composed of portfolio holdings information to the sponsors of programs offering separately managed accounts, unified model accounts or similar accounts (“Program Sponsors”). If such model portfolios are substantially similar to those of a U.S. registered fund, such model portfolios may be provided to Program Sponsors so long as the recipient Program Sponsors has executed a non-disclosure agreement or other agreement containing or incorporating confidentiality provisions that restrict the use and dissemination of confidential portfolio holdings information received by the Program Sponsor as described in the following sentence, or other provisions that impose similar restrictions on such use and dissemination. Such agreement provides that the Program Sponsor agrees that: (1) it is subject to a duty of confidentiality; (2) it will use confidential model portfolio information only to the extent necessary to perform its obligations under the agreement; and (3) it will not disclose confidential model portfolio information except to personnel or parties who have a need to know such confidential information in connection with, or in order to fulfill the purposes contemplated by, the agreement. In addition, for such model portfolios, other limitations on the release of such information are in place that are designed to ensure that the release would not likely negatively affect the Fund’s execution of corresponding trades, such as an evaluation of the liquidity of the strategy of the applicable model portfolio.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

Franklin Alternative Strategies Funds (the Trust) has a board of trustees. Each trustee will serve until that person resigns, retires and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of  the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to help ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member [1]	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Chairperson	Chairperson of the Board since 2020 and Trustee since 2011	30	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital

				Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald [2] (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present) and FTAC Olympus Acquisition Corp. (special purpose fintech acquisition company) (August 2020-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight; and Editor, CBS Network News.

Robert E. Wade [2] (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	30	El Oro Ltd (investments) (2003-2019).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	137	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

Jennifer M. Johnson[4] (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	70	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 39 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Global Compliance, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co. or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of 41 of the investment companies in Franklin Templeton.

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Brooks Ritchey (1959) 300 Atlantic Street Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since December 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors and officer of one of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Effective October 17, 2020, Charles Rubens II ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Mr. Greenwald served as Vice Chair of the Trust from 2015 through 2019; Mr. Wade served as Chair of the Trust from 2015 through 2019.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

4. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

The Trust’s independent board members constitute the sole independent board members of three investment companies in the Franklin Templeton complex, for which each independent board member currently is paid a $215,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings. A portion of such annual retainer and meeting fees is allocated to the Trust. To the extent held, a $5,000 per meeting fee ($2,000 for meetings via phone) may also be paid for attendance at specially held board meetings, a portion of which is also allocated to the Trust for meetings held jointly with such other investment companies. Ann Torre Bates, who serves as Chairperson of the Board of the Trust and such other investment companies, receives an additional retainer of $80,000 per year for serving as the Chairperson of each such board, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other investment companies receive a flat fee of $3,000 per committee meeting attended, a portion of which is allocated to the Trust for meetings held jointly with such other investment companies. David W. Niemiec, who serves as Chair of the Audit Committee of the Trust and such other investment companies, receives an additional retainer of $15,000 per year, a portion of which is allocated to the Trust. Other committee members receive $2,000 for each meeting attended, a portion of which is allocated to the Trust for meetings held jointly with such other investment companies, which includes meetings of independent trustees held in consideration of approval of investment management agreements other than those held during regular board meeting occasions. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton ($)[2]	Number of Boards in Franklin Templeton on which Each Serves[3]
Edward I. Altman[4]	31,265	289,000	3
Ann Torre Bates[4]	32,819	682,563	14
Burton J. Greenwald	31,348	297,000	3
Jan Hopkins Trachtman	27,969	267,000	3
Keith E. Mitchell	27,886	259,000	3
David W. Niemec	31,645	621,437	14
Charles Rubens II5	17,558	204,806	N/A
Robert E. Wade[4]	31,348	577,000	14
Gregory H. Williams	27,969	267,000	3

1.	For the fiscal year ended May 31, 2021.
2.	For the calendar year ended December 31, 2020.
3.

We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton. This number does not include the total number of series or portfolio within each investment company for which the board members are responsible.

4.

Edward I. Altman, Ann Torre Bates and Robert E. Wade are also independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for Franklin
Mutual Series Funds.

5.	Effective October 17, 2020, Charles Rubens II ceased to be a trustee of the Trust.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Trustees of the Franklin Alternative Strategies Funds also constitute all the mutual fund board members of Franklin Mutual Series Funds and Franklin Value Investors Trust and have historically followed a policy of having substantial investments in one or more funds overseen by the Trustees as is consistent with their individual financial goals. This policy has been formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a trustee of the Franklin Alternative Strategies Funds, Franklin Mutual Series Funds and Franklin Value Investors Trust (excluding committee and special meeting fees) in shares of one or more of such funds or the Franklin Rising Dividends Fund (as of December 31, 2017) until the value of such investments equals or exceeds three times the annual retainer and regular board meeting fees paid such board member for service on those funds. Up to 25% of the cost of a Trustee's investments in other Franklin Templeton Funds (as of December 31, 2019) is credited toward this investment requirement. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a phase-in period applies to such investment requirements.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2020.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Edward I. Altman	Over $100,000	Over $100,000
Ann Torre Bates	Over $100,000	Over $100,000
Burton J. Greenwald	None	Over $100,000
Jan Hopkins Trachtman	Over $100,000	Over $100,000
Keith E. Mitchell	Over $100,000	Over $100,000
David W. Niemiec	None	Over $100,000
Robert E. Wade	Over $100,000	Over $100,000
Gregory H. Williams	$50,001 - $100,000	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Jennifer M. Johnson	None	Over $100,000

Board committees The board maintains two standing committees: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating primarily to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, David W. Niemiec (Chair) and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for independent board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams (Chair).

In considering a candidate's qualifications, the Nominating and Corporate Governance Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating and Corporate Governance Committee has established as minimum qualifications for board membership as an independent trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at board and committee meetings, believed necessary to his or her function as an effective board member, and (3) that such candidate have no continuing relationship as a trustee, officer or board member of any open-end or closed-end fund investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities.

When the board has or expects to have a vacancy, the Nominating and Corporate Governance Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating and Corporate Governance Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Trust's offices at 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2789 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating and Corporate Governance Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Corporate Governance Committee.

During the fiscal year ended May 31, 2021, the Audit Committee met six times; the Nominating and Corporate Governance Committee met twice.

Board role in risk oversight The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to liquidity risk, the board receives liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure Seventy-five percent or more of board members consist of independent trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. The Chairperson of the Board is an independent trustee who, in addition to presiding at board meetings also, in consultation with independent counsel when necessary, approves agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent trustees. The Chairperson also presides at separate meetings of independent trustees held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. The board believes that such structure is appropriate because it helps to assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications Information on the Trust's officers and board members appears above including information on the business activities of trustees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board members inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each trustee evidences such ability and is appropriate to his or her serving on the Trust's board. As indicated, Edward I. Altman, Ph.D., is a Professor of Finance (Emeritus) and author of numerous financial publications; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Burton J. Greenwald has a background in the financial industry, including service as president of two mutual fund companies and served as a past governor of the Investment Company Institute; Keith E. Mitchell has a background in asset management, including service as a managing director of an investment banking firm; David W. Niemiec has served as chief financial officer of a major corporation; Jan Hopkins Trachtman has an executive background in communications, including service as an anchor/correspondent for CNN Financial News and was the President of the Economic Club of New York; Robert E. Wade has over thirty years' experience as a practicing attorney; Gregory H. Williams was president of a major university; and Gregory E. Johnson and Jennifer M. Johnson are both high ranking executive officers of Franklin Templeton.

Fair Valuation

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation determination of securities. The VC meets monthly to review and approve fair value reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff, or another group within Franklin Templeton, conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager and each Sub-Advisor, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager and each Sub-Advisor. Such Policies are attached as Appendix A to this SAI. Graham Capital, a sub-advisor to the Fund, does not invest in voting securities on behalf of the Fund and, therefore, Graham Capital does not provide proxy voting for the Fund.

Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided The Fund's investment manager is K2/D&S Management Co., L.L.C. (doing business as K2 Advisors). The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

In connection with managing the investment operations of the Fund, K2 Advisors has the authority to supervise and direct the Fund’s investments and has the discretion to determine from time to time what securities and other investments will be purchased or sold by the Fund and what portion of its assets will be invested or held uninvested as cash. The investment manager also may place orders with or through such brokers, dealers or futures commissions merchants as it may select. In addition, K2 Advisors has the authority and discretion to discharge and delegate its investment management responsibilities through the appointment of one or more Sub-Advisors. In allocating the Fund's assets, K2 Advisors has discretion to not allocate any assets to one or more Sub-Advisors at any time.

The investment manager, the Sub-Advisors and their respective affiliates manage numerous other investment companies and accounts. The investment manager or a Sub-Advisor may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken on behalf of the Fund. Similarly, with respect to the Fund, the investment manager and the Sub-Advisors are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that such entity or its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager and the Sub-Advisors are not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager, Sub-Advisors and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager, Sub-Advisors and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees Prior to June 1, 2020, the Fund pays the investment manager a fee equal to an annual rate of 1.90% of the value of its net assets. Effective June 1, 2020, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

• 1.90% of the value of net assets up to and including $1 billion;

• 1.85% of the value of net assets over $1 billion up to and including $1.5 billion;

• 1.80% of the value of net assets over $1.5 billion up to and including $3 billion; and

• 1.75% of the value of net assets over $3 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

K2 Advisors compensates each Sub-Advisor for providing investment advice and analysis and for managing its respective portion of the Fund's assets allocated to it from time to time by K2 Advisors.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

	Management Fees Earned ($)	Management Fees Waived / Expenses Reimbursed ($)	Management Fee Paid (After Waivers / Expenses Reimbursed) ($)
2021	23,017,970	2,182,885	20,835,085
2020	23,322,593	1,974,020	21,348,573
2019	22,528,344	1,894,593	20,633,751

The investment manager pays the affiliated and unaffiliated Sub-Advisors a fee. The investment manager pays this fee from the management fees it receives from the Fund.

For the last three fiscal years ended May 31, the following aggregate amount of sub-advisory fees was paid by the investment manager to the unaffiliated Sub-Advisors.

Sub-Advisor Fees Paid ($)[1]
2021	10,745,718
2020	11,314,848
2019	11,016,914

1. For the last three fiscal years ended May 31, the investment manager paid the unaffiliated Sub-Advisors a fee, in the aggregate, equal to the annual rate of 0.93%, 0.95% and 0.96%, respectively. No fees were paid to wholly-owned sub-advisers during the last three fiscal years ended May 31.

Sub-Advisors Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of K2 Advisors. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by K2 Advisors in its sole discretion. The following firms currently serve as Sub-Advisors.

Apollo Credit Management LLC (Apollo), 9 West 57th Street, 43rd Floor, New York, New York 10019, serves as a sub-advisor to a portion of the Fund’s portfolio. Apollo is a limited liability company partnership with one sole member, Apollo Capital Credit Management, LLC. The sole member of Apollo Capital Credit Management, LLC is Apollo Capital Management, L.P. Apollo Capital Management, L.P. has one limited partner, Apollo Management Holdings, L.P. and a general partner, Apollo Capital Management GP, LLC, both of which are indirectly controlled by Apollo Global Management, Inc., a publicly traded company.

Bardin Hill Arbitrage IC Management LP, 299 Park Avenue, 24th Floor, New York, New York 10171, serves as a sub-advisor to a portion of the Fund’s portfolio. Bardin Hill Arbitrage IC Management LP was founded in 2013. Bardin Hill Arbitrage IC Management LP’s limited partner interests are owned by Bardin Hill Arbitrage Management LP, and Bardin Hill Arbitrage Management GP LLC serves as the general partner of Bardin Hill Arbitrage IC Management LP. Bardin Hill Investment Partners LP, an investment advisor registered with the U.S. Securities and Exchange Commission, is an indirect parent company of Bardin Hill Arbitrage IC Management LP.

Benefit Street Partners L.L.C. (BSP), 9 West 57th Street, Suite 4920, New York, New York 10019, serves as a sub-adviser to a portion of the Fund's portfolio. BSP is a direct, wholly owned subsidiary of Franklin Resources, Inc., a publicly traded company.

BlueBay Asset Management LLP (BlueBay), 77 Grosvenor Street, London, W1K 3JR United Kingdom, serves as a sub-advisor to a portion of the Fund’s portfolio. BlueBay was founded in London as BlueBay Asset Management plc in 2001 and is wholly-owned by the Royal Bank of Canada, a publicly traded company.

Brigade Capital Management, LP (Brigade), 399 Park Avenue, 16th Floor, New York, NY 10022-4415 serves as a sub-advisor to a portion of the Fund’s portfolio. Brigade is a limited partnership, founded by Donald Morgan (Chief Investment Officer and Managing Partner of Brigade) in 2006. Brigade Capital Management GP, LLC is the general partner of Brigade and Donald Morgan, a managing partner of Brigade and a managing member of Brigade Capital Management GP, LLC, owns more than 25% of Brigade’s voting securities.

Chilton Investment Company, LLC (Chilton), 1290 East Main Street, 1st Floor, Stamford, Connecticut 06902, serves as a sub-advisor to a portion of the Fund’s portfolio. Chilton is majority owned by Chilton Investment Company, Inc. (CICO). CICO is a Delaware corporation that is controlled by Richard L. Chilton, Jr.

Electron Capital Partners, LLC (Electron), 10 East 3rd Street, 19th Floor, New York, New York 10022, serves as a sub-advisor to a portion of the Fund’s portfolio. Electron is 75% owned by founder, managing partner and portfolio manager, Jos Shaver, and 25% owned, in equal part, by partners Ran Zhou, Neil Choi and Jeff Zheng.

Elementum Advisors, LLC (Elementum), 155 North Wacker Drive, Suite 1750, Chicago, Illinois 60606, serves as a sub-advisor to a portion of the Fund’s portfolio. Elementum is a wholly owned subsidiary of Elementum Holdings, LP. Elementum Holdings, LP is 70% owned by the firm’s principals Anthony A. Rettino and John C. DeCaro – either directly through trusts for which the principals are trustees, or through general partner, Elementum Holdings GP, LLC – and 30% owned by WM Capital Holdings Ltd., a corporate entity of White Mountains Insurance Group Ltd.

Ellington Global Asset Management, LLC (Ellington), 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870, serves as a sub-advisor to a portion of the Fund’s portfolio. Ellington is majority owned by EMG Holdings, L.P.

Emso Asset Management Limited (Emso), Iron Trades House, 21 Grosvenor Place, London, SW1X 7HN United Kingdom, serves as a sub-advisor to a portion of the Fund’s portfolio. Emso was founded in 2000 and is wholly-owned by White Park Limited, a non-public holding company. White Park Limited is wholly-owned by Mark R. Franklin (Chief Investment Officer and Founder of Emso) and current and former employees of Emso.

Graham Capital Management, L.P. (Graham Capital), 40 Highland Avenue, Rowayton, Connecticut 06853, serves as a sub-advisor to a portion of the Fund’s portfolio. Graham Capital was organized as a Delaware limited partnership in May 1994. Graham Capital is majority owned by KGT

Investment Partners, L.P. (KGT Investment), a Delaware limited partnership located at 40 Highland Avenue, Rowayton, CT 06853. KGT Investment is ultimately majority owned by Kenneth G. Tropin, Chairman of Graham Capital, and members of his immediate family. The general partner of Graham Capital is KGT, Inc., a Delaware corporation located at 40 Highland Avenue, Rowayton, CT 06853.

Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, New York 10017, serves as a sub-advisor to a portion of the Fund’s portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (formerly Prudential Investment Management, Inc.), which is a direct, wholly owned subsidiary of PGIM Holding Company LLC (formerly Prudential Asset Management Holding Company LLC), which is a direct, wholly owned subsidiary of Prudential Financial, Inc., a publicly traded company.

Lazard Asset Management, LLC (Lazard), 30 Rockefeller Plaza, 56th Floor, New York, New York 10112, serves as a sub-advisor to a portion of the Fund’s portfolio. Lazard is a wholly-owned subsidiary of Lazard Freres & Co. LLC., a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation.

Loomis Sayles & Company, L.P. (Loomis Sayles), One Financial Center, Boston, Massachusetts 02111, serves as a sub-advisor to a portion of the Fund’s portfolio. Loomis Sayles is an indirect subsidiary of Natixis Investment Managers, LLC, the U.S. based subsidiary of Natixis, which is based in Paris, France. Natixis Investment Managers, LLC is an asset management firm and is not publicly traded.

One River Asset Management, LLC (One River), 3 River Road, 2nd Floor, Greenwich, CT 06807, serves as a sub-advisor to a portion of the Fund’s portfolio. One River is a limited liability company. One River is majority owned by Eric Peters, the managing member of One River. BHUS Holdings LLC is a special member of One River and owns over 25% of One River.

P. Schoenfeld Asset Management LP (PSAM), 1350 Avenue Of The Americas, 21st Floor, New York, New York 10019, serves as a sub-advisor to a portion of the Fund’s portfolio. PSAM is majority owned by Peter M. Schoenfeld, the Chief Executive Officer and a Limited Partner of PSAM.

Portland Hill Asset Management Limited (Portland Hill), 21 Knightsbridge, London, SW1X 7LY United Kingdom, serves as a sub-advisor to a portion of the Fund’s portfolio. Portland Hill was founded in 2012 by Thierry Lucas. Portland Hill Capital Services Limited wholly owns Portland Hill, and Portland Hill Capital Management Limited is the principal owner of Portland Hill Capital Services Limited. Thierry Lucas (Chief Investment Officer, Founder and Sole Director of Portland Hill) indirectly controls Portland Hill.

RV Capital Management Private Ltd (RV Capital), 3 Church Street, #15-03 Samsung Hub, Singapore 049483, serves as a sub-advisor to a portion of the Fund’s portfolio. RV Capital is majority owned by Ranodeb Roy.

Wellington Management Company, LLP (Wellington Management), a Delaware limited liability partnership, 280 Congress Street, Boston, Massachusetts 02210, serves as a sub-advisor to a portion of the Fund’s portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of June 30, 2021, Wellington Management had investment management authority with respect to approximately $1.3 trillion in assets.

Portfolio managers This section reflects information about the portfolio managers as of May 31, 2021.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Robert Christian	1	106.2	5	1,912.2	0	N/A
Brooks Ritchey	1	106.2	8	2,342.8	6 [3]	3,520.8
Anthony Zanolla	0	N/A	8	2,349.9	4 [3]	588.0

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Messrs. Ritchey and Zanolla manage other accounts with $2,312.5 million and $588.0 million in assets, respectively, with a performance fee

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Robert Christian	$100,001 - $500,000
Brooks Ritchey	$500,001 - $1,000,000
Anthony Zanolla	$100,001 - $500,000

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative service and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The investment manager pays FT Services a monthly fee equal to an annual rate of:

• 0.150% of the Fund's average daily net assets up to and including $200 million;

• 0.135% of average daily net assets over $200 million, up to and including $700 million;

• 0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and

• 0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended May 31, the investment manager paid FT Services the following administration fees:

Administration Fees Paid (After Waivers / Expenses Reimbursed) ($)
2021	1,483,945
2020	2,982,248
2019	1,458,280

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class R6 shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class R6 shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Sub-administrator The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services The Bank of New York Mellon provides include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Securities lending agent The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, The Bank of New York Mellon serves as the Fund’s securities lending agent ("Securities Lending Agent").

For the fiscal year ended May 31, 2021, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to a securities lending agreement between the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross Income earned by the Fund from securities lending activities	247,962
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	19,825
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	-
Administrative fees not included in a revenue split	-
Indemnification fees not included in a revenue split	-
Rebate (paid to borrower)	-
Other fees not included above	1,859
Aggregate fees/compensation paid by the Fund for securities lending activities	21,684
Net income from securities lending activities	226,278

For the fiscal year ended May 31, 2021, the Securities Lending Agent provided the following services to the Fund in connection with its securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination.

Custodian The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. It also maintains certain books and records of the Fund that are required by applicable federal regulations.

Independent Registered Public Accounting Firm Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Fund Records The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and CFTC Regulation 4.23 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906, its administrator, FT Services, at One Franklin Parkway, San Mateo, CA 94403-1906, its sub-administrator and custodian, Bank of New York Mellon, Mutual Funds Division, at 240 Greenwich Street, New York, NY 10286, or its shareholder service agent, Investor Services, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Portfolio Transactions

The investment manager and the Sub-Advisors select brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement, sub-advisory agreements and any directions that the board may give.

These agreements direct the investment manager and the Sub-Advisors to use their best efforts to obtain the best execution with respect to all portfolio transactions for the Fund. "Best execution" is the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the investment manager or a Sub-Advisor and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the investment manager or Sub-Advisor responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The investment manager or a Sub-

Advisor may also place orders to buy and sell equity securities on a principal rather than agency basis if it believes that trading on a principal basis will provide best execution. Orders for fixed-income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager and/or a Sub-Advisor may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if it determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's or Sub-Advisor's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager or a Sub-Advisor may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager or a Sub-Advisor include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager or a Sub-Advisor in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager or a Sub-Advisor in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager or Sub-Advisor receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager or Sub-Advisor to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's or Sub-Advisor's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager, Sub-Advisors and their respective affiliates may use this research and data in their investment advisory capacities with other clients.

Because Distributors is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager or a Sub-Advisor are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager or Sub-Advisor, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:

Brokerage Commissions ($)
2021	2020	2019
1,340,409	1,882,591	1,808,888

As of May 31, 2021, the Fund owned the following securities issued by its regular broker-dealers:

Securities	Value of Securities Owned in the Aggregate ($ in thousands)
HSBC Securities (USA) Inc.	2,883
J.P. Morgan Securities LLC	2,545
Barclays Capital Inc.	615
Deutsche Bank Securities, Inc.	528
BOFA Securities, Inc.	284
Citigroup Global Markets Inc.	70
Morgan Stanley & Co. LLC	68
Goldman Sachs & Co. LLC	29

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”). Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multi-class distributions The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions The Fund intends to declare and pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income. The Fund receives income generally in the form of dividends and interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are generally taxable at the reduced long-term capital gains tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. The taxable income thresholds are adjusted annually for inflation. An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital. If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Investments in foreign securities The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.

Pass-through of foreign taxes. The Fund may be subject to foreign withholding taxes on income or gains from its investments in certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of the foreign taxes paid by the Fund. Both the Fund and you must meet certain holding period requirements in order for you to claim a credit for foreign taxes on foreign source dividends. The taxes will not be creditable unless the stock was held by the Fund for at least 16 days during the 31-day period beginning 15 days before the stock becomes ex-dividend (46-day holding period in respect of dividends on preferred stocks attributable to a period exceeding 366 days). Similarly, you must hold your Fund shares for at least 16 days during the 31-day period beginning 15 days before the Fund distribution goes ex-dividend. If the Fund elects to pass through foreign taxes, the Fund may report more taxable income to you than it actually distributes because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the

Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Investments in commodities The Fund intends to hold the commodity-linked derivative investments indirectly through the Subsidiary, a Cayman Islands-based company that is wholly-owned by the Fund. The Fund may also invest directly in commodity-linked notes to gain exposure to the commodity markets. This strategy of investing in commodity-linked derivatives may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the distribution, income and asset diversification requirements for taxation as a regulated investment company, as described below.

Distribution requirement. The Fund intends to distribute income from the Subsidiary each year to avoid entity-level tax and qualify for taxation as a regulated investment company. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund (deemed inclusions). (Net losses incurred by the Subsidiary will not be able to offset income earned by the Fund and cannot be carried back or forward by the Subsidiary to offset income from prior or future years.) Treasury Regulations permit the Fund to treat deemed inclusions as satisfying the Income Requirement (described below) even if the Subsidiary does not make a distribution of such income. Consequently, the Fund and the Subsidiary reserve the right to rely on deemed inclusions being treated as qualifying income to the Fund consistent with such Treasury Regulations. Subpart F income will be distributed by the Fund to shareholders each year as ordinary income and will not be qualified dividends eligible for taxation at long-term capital gain rates in the case of noncorporate investors or eligible for the 50% corporate dividends received deduction in the case of corporate investors.

Income requirement. The Fund must derive at least 90% of its gross income from qualifying sources for the tax year to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the income requirement. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Fund's ability to directly invest in swaps, futures, and other commodity-linked derivatives to gain exposure to commodities as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the IRS has issued a number of private letter rulings to other mutual funds (on which the Fund cannot rely), which indicate that income from a mutual fund's investment in certain commodity-linked notes and in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the Investment Company Act of 1940. A financial instrument or position that constitutes a security under section 2(a)(36) of the Investment Company Act of 1940 generates qualifying income for a corporation taxed as a regulated investment company. The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income, provided that, in general, such income is derived with respect to the Fund’s business of investing in stocks and securities. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.

Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the income requirement, which the Fund must continue to satisfy to maintain its status as a regulated investment company. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a regulated investment company is described below under “Election to be taxed as a regulated investment company."

Asset diversification test. The Fund must satisfy an asset diversification test at the close of each quarter of the Fund’s tax year to qualify as a regulated investment company,

including a requirement, among other things, that generally no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer. For this purpose, the Fund’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the asset diversification test.

Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments in part because it will not earn significant amounts of U.S. source income, which is the basis for the U.S. withholding tax. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below. Additionally, the Subsidiary has registered as a Reporting Cayman Islands Financial Institution under the U.S. Cayman Intergovernmental Agreement (IGA) dated November 29, 2013, and intends to comply with its reporting obligations under such IGA and any guidance issued by the Cayman Islands Tax Information Authority. As a result, it will not be subject to withholding under the “Foreign Account Tax Compliance Act.”

Investment in foreign currency contracts. The Fund’s investments in certain options, futures or forward foreign currency contracts to purchase or sell foreign currencies at a future date will be subject to special tax rules. The Fund uses foreign currency contracts primarily to gain exposure to a particular currency. Foreign currency contracts may also be used for other purposes, including as a hedge against fluctuations in foreign exchange rates during the time the Fund holds foreign securities.

Income requirement. The Fund intends to treat foreign currency gains as qualifying income. You should be aware, however, that the Treasury Department has statutory authority to issue regulations excluding from the definition of "qualifying income" foreign currency gains not directly related to a regulated investment company's principal business of investing in securities (or options and futures with respect to securities). As of the date of this SAI, no regulations have been issued pursuant to this authorization. Such regulations, if issued, might treat gains from the Fund's foreign currency transactions as nonqualifying income. In the event the Treasury Department issues such regulations, the Fund's Board may authorize a significant change in investment strategy or Fund liquidation.

Asset diversification test. The Fund's strategy of investing in foreign currencies and instruments on foreign currencies, such as options, futures and forward contracts, might cause the Fund to fail the asset diversification test, resulting in the Fund's failure to qualify as a regulated investment company. The IRS has not issued any guidance on how to apply the asset diversification test to foreign currencies or instruments on foreign currencies. Failure of the asset diversification test might result from a determination by the IRS that the foreign currency positions in which the Fund invests are not securities or, if securities, an IRS determination regarding the identity of the issuer or fair market value of the securities that differs from that made by the Fund.

Taxation of foreign currency contracts. Generally, transactions in foreign currencies give rise to ordinary income or loss. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. An election under Section 988(a)(1)(B) may be available to treat foreign currency gain or loss attributable to certain forward, futures and option contracts as capital, including certain foreign currency contracts. For purposes of the mark-to-market rules under the Code, a “foreign currency contract” is a contract which (1) requires delivery of, or settlement of, a foreign currency that is a currency in which positions are also traded through regulated futures contracts, (2) is traded in the interbank market, and (3) is entered into at an arm’s-length price determined by reference to the price in the interbank market. If this Section 988(a)(1)(B) election is made, foreign currency contracts are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss under the Section 1256 mark-to-market rules. All other forward contracts under this 988(a)(1)(B) election would be characterized as capital and generally gain or loss would be recognized when the contract is closed and completed. Other rules apply to foreign currency options, futures or forward contracts that may be part of a straddle or a Section 988 hedging transaction within the meaning of Code Section 988(d).

Information on the amount and tax character of distributions The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

• as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or

• as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend" At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement. The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement. The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

• 98% of its taxable ordinary income earned during the calendar year;

• 98.2% of its capital gain net income earned during the 12-month period ending October 31; and

• 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares

Wash sales. All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

• In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

• You sell some or all of your original shares within 90 days of their purchase, and

• You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting The Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer (referred to as “covered shares”), and subsequently sold or exchanged. Cost basis reporting does not apply to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods. Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Important limitations regarding cost basis information. The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting. For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 24%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

• provide your correct Social Security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund.The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie

Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations..

Qualified dividends and the corporate dividends-received deduction For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed above.

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or in the case of certain preferred stocks, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Each year the Fund will report to shareholders the portion of the income dividends paid by the Fund that are eligible for treatment as qualified dividend income, if any, and for the corporate dividends-received deduction, if any. The amounts reported to shareholders may vary significantly each year depending on the particular mix of the Fund’s investments. If the percentage of qualified dividend income or dividend income eligible for the corporate dividends-received deduction is quite small, the Fund reserves the right to not report the small percentage of qualified dividend income for individuals or income eligible for the corporate dividends-received deduction for corporations.

Investment in complex securities The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities, including derivative financial instrumentsare in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general. Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives. The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. The tax treatment of certain forward and futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable, even though the Fund continues to hold the contracts. The Fund may be required to distribute this income and gains annually in order to avoid income or excise taxes on the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Investments in commodities - commodity-linked derivatives. The Fund may gain exposure to commodities through futures, swaps and other commodity-linked derivatives, the return on which is linked to a commodity or commodity index. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the income requirement nor qualifying assets for purposes of satisfying the asset diversification test for qualification as a regulated investment company. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the income requirement. However, in a subsequent revenue ruling, as well as in a number of follow-on private letter rulings issued to other taxpayers, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities may be considered qualifying income under the Code. However the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the Investment Company Act of 1940. A financial instrument or position that constitutes a security under section 2(a)(36) of the Investment Company Act of 1940 generates qualifying income for a corporation taxed as a regulated investment company. The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS. In addition, the Fund may gain exposure to commodities through investment in QPTPs, such as an ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income, provided that, in general, such income is derived with respect to the Fund’s business of investing in stocks and securities. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the income requirement and the asset diversification test, which the Fund must continue to satisfy to maintain its status as a regulated investment company. The Fund also may be limited in its ability to sell its investments in commodities and commodity-linked derivatives, or be forced to sell other investments to generate income due to the income requirement. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. See, "Investments in commodities" with respect to investment in the Subsidiary and commodity-linked notes.

Short selling and constructive sales. The Fund's entry into certain derivative instruments, including options, forward contracts, futures and short sale transactions could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions. The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign taxes to shareholders.

Tax straddles. If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities. The Fund is permitted to invest in synthetic convertible securities, which are comprised of two distinct security components, for example, a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Structured investments. The Fund may invest in instruments that are designed to restructure the investment characteristics of a security or securities, such as certain structured notes, swap contracts, or swaptions. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Credit-linked securities. The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Equity-linked notes. The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities and a related equity derivative in a single note form. ELNs are available with an assortment of features. The tax rules applicable to these instruments are uncertain under current law and necessarily rely on general tax principles and the tax treatment of similar instruments. For federal income tax purposes, principal unprotected ELNs will generally be characterized as either a financial contract to purchase the reference asset (e.g. prepaid forward contract) or a combination of a deposit of cash with the issuer and an option with respect to the reference asset. Principal protected ELNs will generally be characterized as contingent payment debt obligations. Under this later treatment, the Fund would be required to accrue original issue discount (OID) as interest income on the ELNs in each year that it holds the ELNs based on the yield of comparable fixed rate debt instruments. In addition, any gain recognized by the Fund on the sale or exchange, or at maturity, of such ELNs generally would be treated as ordinary income. Other tax treatments may apply.

Investments in Partnerships and Qualified Publicly Traded Partnerships (QPTPs). For purposes of the income requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the asset diversification test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See "Election to be taxed as a regulated investment company." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the income requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate income tax rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to shareholders as dividends (possibly as qualified dividend income) to the extent of the Fund’s current or accumulated earnings and profits. Additionally, any business income or losses from a QPTP would be subject to the passive activity loss rules. These rules may defer losses on a QPTP until the partnership is sold. Investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

To the extent an MLP that invests in infrastructure-related investments is a partnership (whether or not a QPTP), some amounts received by the Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. (See "Distributions - Returns of capital" for a discussion regarding the treatment of a return of capital distribution to a shareholder.) Further, because of these accelerated deductions on the disposition of interests in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirement. The Fund may have to borrow or liquidate securities to satisfy its distribution requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, controlled foreign corporations (CFC), or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs.

Debt obligations purchased at a discount. Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

Debt obligations issued at a discount. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default. The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Inflation indexed securities. The principal amount of inflation indexed securities purchased by the Fund will adjust for inflation which may cause the Fund to recognize income or loss. The inflation adjustment to the principal generally is subject to tax in the year that the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received, and is treated as original issue discount in such year. Any interest payable on the inflation indexed security is accrued by the Fund. Increases in the indexed principal in a given year and accrued interest will cause the Fund to distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed securities issued with more than a prescribed de minimis amount of discount or premium.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

State income taxes Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by the TCJA, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton provides additional tax information on franklintempleton.com (under the Tax Center) to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income. Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (USRPI) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment company will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (USRPHC). If a regulated investment company is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or a lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Foreign Account Tax Compliance Act Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Alternative Strategies Funds (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust on July 21, 2011, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class C, Class R, Class R6 and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

• Franklin K2 Alternative Strategies Fund - Class A

• Franklin K2 Alternative Strategies Fund - Class C

• Franklin K2 Alternative Strategies Fund - Class R

• Franklin K2 Alternative Strategies Fund - Class R6

• Franklin K2 Alternative Strategies Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of September 1, 2021, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Franklin K2 Alternative Strategies Fund
National Financial Services LLC*	A	12.75
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Pershing LLC*	A	11.95
1 Pershing Plaza
Jersey City, NJ 07399-0001

Name and Address	Share Class	Percentage (%)
WFCS LLC*	A	10.80
2801 Market Street
St. Louis, MO 63103-2523

Morgan Stanley Smith Barney LLC*	A	10.47
1 New York Plaza FL 12
New York, NY 10004-1901

LPL Financial*	A	8.64
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Merrill Lynch Pierce Fenner & Smith*	A	7.40
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

American Enterprise Investment SVC*	A	7.11
707 2nd Avenue South
Minneapolis, MN 55402-2405

Merrill Lynch Pierce Fenner & Smith*	Advisor	16.16
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

Dengel Co.	Advisor	15.91
C/O Fiduciary Trust Company Intl.
PO Box 3199
NY, NY 10008

National Financial Services LLC*	Advisor	12.79
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Charles Schwab & Co*	Advisor	10.27
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA*	Advisor	8.19
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

Morgan Stanley Smith Barney LLC*	Advisor	7.65
1 New York Plaza FL 12
New York, NY 10004-1901

WFCS LLC*	Advisor	6.93
2801 Market Street
St. Louis, MO 63103-2523

Pershing LLC*	C	14.72
1 Pershing Plaza
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith*	C	14.03
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney LLC*	C	11.96
1 New York Plaza FL 12
New York, NY 10004-1901

Raymond James*	C	10.65
Attn: Courtney Waller
880 Carillon Parkway
St Petersburg, FL 33716-1102

WFCS LLC*	C	10.09
2801 Market Street
St. Louis, MO 63103-2523

National Financial Services LLC*	C	5.97
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

LPL Financial*	C	5.08
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

National Financial Services LLC*	R	55.54
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Mid Atlantic Trust Company*	R	12.53
Spectral Evolution 401 K Plan
1251 Waterfront Place
Suite 525
Pittsburgh, PA 15222

Michael Stufflebeam Trustee	R	10.84
Smiles In Motion PC Defined Benefit Plan
207 East Church Street, Suite 3
Marshalltown, IA 50158-2972

Pershing LLC*	R	6.70
1 Pershing Plaza
Jersey City, NJ 07399-0001

National Financial Services LLC*	R6	61.23
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

DCGT*	R6	7.50
711 High Street
Des Moines, IA 50392

Gerlach Company LLC	R6	6.41
C/O Citibank OW NON 0
3800 Citigroup Center
Building B3-14
Tampa, FL 33610

* For the benefit of its customer(s).

To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of September 1, 2021, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Distributors, LLC (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share). All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject purchases, in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. The Fund also may delay payment of redemptions up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a purchase or redemption request, which could result in the automatic processing of a large transaction that is detrimental to the Fund and its shareholders.

Initial sales charges The maximum initial sales charge is 5.50% for Class A . There is no initial sales charge for Class C, Class R, Class R6 and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

• You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

• You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

• Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

• Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class). There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation. Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A shares in the following amounts:

Amount of Investment	For Funds with an initial sales charge of 5.50% (%)	For Funds with an initial sales charge of 3.75% (%)	For Funds with an initial sales charge of 2.25% (%)
Under $50,000	5.00	3.50	2.00
$50,000 but under $100,000	4.00	3.50	2.00
$100,000 but under $250,000	3.00	3.00	1.75
$250,000 but under $500,000	2.25	2.25	1.25
$500,000 but under $1 million	1.75	1.00	1.00
$1 million but under $4 million	1.00	1.00	1.00
$4 million but under $10 million	1.00	1.00	1.00
$10 million but under $50 million	0.50	0.50	0.50
$50 million or more	0.25	0.25	0.25

Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton mutual funds:

Marketing support payments (applicable to all classes of shares except Class R6). Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provides for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31,

2021, Distributors anticipates will receive marketing support payments. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., Avantax Wealth Management, AXA Advisors, LLC, BBVA Securities, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, E*TRADE Securities LLC, Edward D. Jones & Co., L.P. (dba Edward Jones), Empower Retirement, ePlan Services, Inc., Fidelity Investments Institutional Operations Company, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FPS Services LLC, FSC Securities Corporation, Goldman, Sachs & Co., Group 3 Financial LLC, Hantz Financial Services, Inc., Investacorp, Inc., J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., NEXT Financial Group, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Securities Service Network, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Advisors, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC, Western International Securities, Inc., and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may from time to time at its expense make or allow other promotional incentives or additional payments to financial intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to financial intermediaries, including financial intermediaries not listed above, related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with a financial intermediary’s mutual fund trading system.

Conference support payments. Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments. Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) – Class A and C If you invest any amount in Class C shares, $1 million or more in Class A shares of mutual funds with a maximum initial sales charge of 5.50% or $500,000 or more for mutual funds with a maximum initial sales charge of 3.75% or 2.25%, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less, for Class A shares and Class C shares.

CDSC waivers. The CDSC for any share class will be waived for:

• Account fees

• Redemptions by the Fund when an account falls below the minimum required account size

• Redemptions following the death of the shareholder or beneficial owner

• Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

• Redemptions by Employer Sponsored Retirement Plans

• Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Code

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fundat net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company may not be available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Franklin Templeton fund may be exchanged for Advisor Class or Class Z shares of the same fund, if offered by the fund, provided you meet the fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. Unless otherwise permitted, the Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner. In addition, in certain circumstances, the Fund may not be able to redeem securities in-kind or the investment manager may not have the ability to determine whether a particular redemption can be paid in-kind before the redemption request is paid.

Share certificates We will credit your shares to your Fund account, and we do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Any outstanding share certificates must be returned to the Fund if you want to sell, exchange or reregister those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes. We do not issue new share certificates if any outstanding share certificates are returned to the Fund. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to cancel it.

General information If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer. Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its transfer agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to sell your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions that we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Distributors, LLC (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class R6 and Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2021	134,294	15,356	4,385
2020	138,582	15,790	4,566
2019	195,806	24,527	6,737

Distributors may be entitled to payments from the Fund under the Rule 12b-1plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, C and R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Class A, C and R plans. The Fund may pay up to 0.30% per year of Class A’s average daily net assets. The Fund pays Distributors up to 1.00% per year of Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C and R shares. As set by the board of trustees, until further notice, the Fund currently may pay up to 0.25% per year of Class A's average daily net assets, the entire amount of which may be paid for services to the shareholders (service fees).

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class A plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2021, were:

($)
Advertising	3,169
Printing and mailing	102
prospectuses other
than to current
shareholders
Payments to	567
underwriters
Payments to broker-	234,033
dealers
Other	–
Total	237,871

Under the Class C plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2021, were:

($)
Advertising	–
Printing and mailing	–
prospectuses other
than to current
shareholders
Payments to	–
underwriters
Payments to broker-	321,960
dealers
Other	–
Total	321,960

Under the Class R plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2021, were:

($)
Advertising	–
Printing and mailing	–
prospectuses other
than to current
shareholders
Payments to	–
underwriters
Payments to broker-	4,179
dealers
Other	–
Total	4,179

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and/or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and/or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current distribution rate Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short term capital gains, and is calculated over a different period of time.

Volatility Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations The Fund also may quote the performance of Class A and/or A1 shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton/Legg Mason fund complex, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. On July 31, 2020, Franklin Templeton acquired Legg Mason, a global investment management firm with specialized expertise across asset classes and markets around the globe. Legg Mason’s affiliates include: BrandywineGLOBAL, Clarion Partners, ClearBridge Investments, Martin Currie, QS Investors, Royce Investment Partners and Western Asset. Together, Franklin Templeton has, as of August 31, 2021, over $1.57 trillion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton and Legg Mason together offer over 300 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE
BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX A

K2 Proxy Voting Policy and Procedures

Issue Date / Effective Date:

Initial Issue Date – September 20041

Updated: January 2011; May 2013; April 2017; December 2018; January 2020

1 In December 2018, K2 adopted this stand-alone K2 Proxy Voting Policy and Procedures as Exhibit Y to the K2 Compliance and Supervisory Procedures Manual (the ‘K2 Compliance Manual’). For clarity, the K2 Proxy Voting Policy and Procedures has been included in the K2 Compliance Manual since its initial codification in September 2004.

1. General Duty

Certain clients (including the K2 Funds) have delegated the right to vote proxies to K2. Where K2 exercises voting authority for its clients, including providing a consent to (or a vote against) a proposal by an Underlying Fund, it must act in accordance with the following policies and procedures, which are reasonably designed to ensure that proxies are voted in the best interest of K2’s clients, and in accordance with K2’s fiduciary duties and applicable regulations.

Proxies are an asset of a client account, which should be treated by K2 with the same care, diligence and loyalty as any asset belonging to a client. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of K2.

The advisory contract that each client signs with K2 should clearly specify whether the client has retained the power to vote proxies or whether this power has been delegated to K2. For clarity, K2 has the authority to vote all proxies on behalf of the K2 Fund of Funds. In all circumstances, K2 will comply with specific client directions to vote proxies (unless such client is in a commingled Fund), whether or not such client directions specify voting proxies in a manner that is different from these policies and procedures. In every case in which a client has delegated the power to vote proxies to K2, every reasonable effort should be made to vote proxies.

2. Definitions.

FTI Proxy Group	The dedicated Franklin Templeton team responsible for processing proxy voting proposals and voting decisions for the K2 Funds that are directly trading and for which K2 has such authority.
K2 Proxy Review Group (K2 PRG)

Senior K2 personnel from Investment Research & Management (IRM) Operational Due Diligence (ODD), Investment Risk, Global Fund Administration and Reporting (GFAR) and Legal/Compliance who review Fund of Fund Proxy Proposals/Corporate Actions and make recommendations to the K2 Investment Committee (K2 IC) related to the Fund of Funds (FoFs) proxy activity.

Level 1 Proxy Proposals (L1)

Level 1 Proxy Proposals are those that do not propose to change the structure, bylaws, or operations of the entity. Given the routine nature of these proposals, proxies are generally voted with management. However, the appropriate K2 decision maker(s) will review each issue in this category on a case-by-case basis and make an appropriate determination. Generally, Level 1 proposals may include:

• Approval of auditors

• Election of directors and officers of the entity

• Indemnification provisions for directors

• Liability limitations of directors

• Name changes

• Declaring stock splits

• Elimination of preemptive rights

• Incentive compensation plans

• Changing the date and/or the location of the annual meeting

• Minor amendments to organizational documents

• Employment contracts between the entity and its executives and remuneration for directors

• Automatic dividend reinvestment plans

• Retirement plans, pension and profit-sharing plans, creation of and amendments thereto • Any other issues that do not adversely affect investors
Level 2 Proxy Proposals (L2)

Level 2 Proxy Proposals. Issues in this category are more likely to affect the structure and operations of the company and, therefore, will have a greater impact on the value of a client’s investment. However, the appropriate K2 decision maker(s) (as described below) will review each issue in this category on a case-by-case basis and make a determination, based on the perceived best interest of the clients. Level 2 proposals may include:

• Mergers and acquisitions

• Restructuring

• Re-incorporation or formation

• Changes in capitalization

• Increase or decrease in number of directors

• Increase or decrease in preferred stock

• Increase or decrease in common stock or other equity securities

• Stock option plans or other compensation plans

• Change of manager

• Social issues

Level 3 Proxy Proposals (L3)

Level 3 Proxy (Corporate Governance) Proposals. The appropriate K2 decision maker(s) (as described below) will determine the appropriate vote for Level 3 Proposals. Level 3 proposals may include:

• Increases in fees (including high water marks) and expenses

• Changes in liquidity terms

• Changes in indemnification/standard of care

• Poison pills

• Side pockets

• Liquidating trusts

• Golden parachutes

• Greenmail

• Supermajority voting

• Board classification without cumulative voting

• Confidential voting

3. Proxies for Equity Securities Where K2 is Directly Trading.

The appropriate proxy voting decision maker(s) for the K2 Funds that are directly trading are as follows:

• L1, L2, and L3: the relevant K2 Fund’s Portfolio Manager(s).

As a subsidiary of Franklin Templeton (‘FT’), K2 utilizes the Franklin Templeton Trading Desk for execution of equity securities for the K2 Funds/Portfolios that are directly trading. Consistent with its FT investment manager affiliates, K2 has delegated its administrative duties with respect to voting such equity proxies to the Proxy Group within Franklin Templeton (the ‘FTI Proxy Group’). Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any K2 Fund/Portfolio that has either delegated proxy voting administrative responsibility to K2 or has asked for information and/or recommendations on the issues to be voted. The FTI Proxy Group service transmits votes, records and generates a voting activity report for each K2 Fund/Portfolio. Proxies received by the FTI Proxy Group will be voted based upon K2’s instructions and/or proxy voting policies.

To assist it in analyzing proxies of equity securities, FT subscribes to Institutional Shareholder Services Inc. ("ISS"), Glass, Lewis & Co., LLC ("Glass Lewis"), and Egan-Jones Proxy Services (“Egan-Jones”) each unaffiliated third-party proxy advisory firms.

Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, K2 does not consider recommendations from a Proxy Service or any third party to be determinative of K2’s ultimate decision. Rather, the K2 exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of K2 will not be influenced by outside sources whose interests may conflict with the interests of advisory clients.

Unless a particular proposal, or a particular circumstance of a company suggest otherwise, proposals regarding routine matters (i.e., Level 1) generally shall be voted in accordance with written analysis and voting recommendation provided by the independent proxy research service.

In situations where K2 has not responded with vote recommendations to the FTI Proxy Group by the deadline, the FTI Proxy Group may vote consistent with the vote recommendations of a Proxy Service.

4. Proxies/Corporate Actions for Fund of Funds (FoFs).

The appropriate proxy voting decision maker(s) for the FoFs Proxies are as follows:

• L1: K2 Chief Compliance Officer or designee

• L2: K2 Chief Compliance Officer or designee

• L3: K2 Investment Committee (with input from the Proxy Review Group)

With respect to the K2 FoFs portfolios, K2 does not anticipate owning any equity securities granting it or its Client Funds the right to vote proxies on a regular basis. If K2 exercises voting authority with respect to its clients, including consenting to a proposal by an underlying Hedge Fund, it must act in accordance with these K2 Proxy Voting procedures which are reasonably designed to ensure that proxies are voted in the best interest of K2’s clients, and in accordance with K2’s fiduciary duties and applicable regulations. Compliance performs periodic audits of compliance with the Policy.

Upon receipt of a Proxy/Corporate Action requiring a response, the K2 CCO or designee will determine the appropriate Proxy Level (L1, L2 or L3). The K2 CCO or designee has the authority to determine the appropriate vote for Level 1 and Level 2 proxies but determinations with respect to Level 3 proxies must be made by K2 IC based on recommendations from the K2 PRG. See the Voting Process section below.

A. General Guidelines.

If a client has delegated the power to vote proxies, K2 generally will vote proxies in what is believed to be the client’s (or Fund shareholders’, members’ or partners’) best interest and not necessarily always with management. However, each proxy proposal should be considered on its own merits, and an independent determination should be made whether to support or oppose management’s position.

• L1: Generally, given the routine nature of L1 proposals, K2 will likely vote with the underlying hedge fund management. However, the K2 CCO or designee will review each issue in this category on a case-by-case basis and make an appropriate determination.

• L2 & L3: Generally, K2 opposes proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights or otherwise limit their authority. However, the decision makers review each issue on a case-by-case basis and make an appropriate determination that supports the interests of shareholders. For clarity, in certain cases, it may not be in a client’s best interest to vote against a proposal that reduces shareholder rights as such voting against may result in more unfavorable fees or liquidity terms. K2 may conclude that continued investment in the Underlying Fund is still in the client’s best interest and may abstain from voting, provide negative consent by refraining from voting or give another party the right to exercise K2’s vote.

K2 may also find it necessary to contact the underlying Fund’s manager to discuss any such proposal to gain a more complete understanding before casting a vote.

B. Voting Process.

i. Upon receipt of a Proxy request, K2 will identify the relevant K2 Funds/Portfolios, the due date and other relevant information and record the same on a Proxy Control sheet.

ii. The K2 CCO or designee will categorize the proxy into the appropriate level (L1, L2 or L3) for processing.

iii. If L1 or L2, the K2 CCO or designee will have the authority to determine the appropriate vote.

iv. If L3, the K2 Investment Committee will make the appropriate determination with input from the K2 Proxy Review Group as appropriate.

v. Once a voting decision has been reached, K2 GFAR will provide the voting instructions to the appropriate K2 Fund’s custodian(s) for vote processing. With respect to the Japan accounts, instruction or recommendation will be provided to the relevant Solutions Portfolio Manager for further communication to the appropriate parties (e.g., Japan Managed Account Trustees).

In addition, K2 may provide proxy recommendations to certain third parties where K2 acts as Investment Manager or Investment Adviser but does not have proxy voting authority. In such circumstances, if the responsible parties have requested that K2 provide voting recommendations – such recommendations may be communicated by Client Services, the relevant Solutions Portfolio Manager or other appropriate personnel.

5. Proxies for Equity Securities where K2 Has Delegated Proxy Voting Responsibility to a Subadviser.

To the extent that K2 has a subadvisory agreement with an affiliated or unaffiliated investment manager (the “Subadviser”) with respect to a particular advisory client, K2 may delegate proxy voting responsibility to the Subadviser.

6. Conflicts of Interest.

As each Proxy is reviewed by the K2 CCO, material conflicts of interest between K2 and the client can be identified and assessed. Any communication between the client and K2 regarding the client’s voting direction will be maintained for a period of not less than twelve months, and otherwise in compliance with Section 7 below. Examples of a material conflict of interest may be:

• if a proposal may harm a client financially while enhancing the financial or business prospects of K2. Likewise, if a proposal may harm the financial or business prospects of K2 while enhancing a client’s financial position; and

• if a proposal may be contrary to the social philosophy or beliefs of a client while enhancing the financial position of the client or the financial or business prospects of K2.

Issues not covered by these guidelines will be examined by the Legal/Compliance team.

7. Recordkeeping and Reporting.

As also described in Section 10.8 [Proxy Voting Records] of the K2 Compliance and Supervisory Procedures Manual, if K2 exercises voting authority with respect to its clients, it must make and retain the following: (a) a copy of its proxy voting policies and procedures; (b) a copy of each proxy statement that K2 receives regarding client securities (K2 may satisfy this requirement by relying on a third party to make and retain, on K2’s behalf, a copy of a proxy statement (provided that K2 has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may, to the extent available, rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering Analysis, and Retrieval (EDGAR) system);

(c) a record of each vote cast by K2 on behalf of a client (K2 may satisfy this requirement by relying on a third party to make and retain, on K2’s behalf, a record of the vote cast, provided that K2 has obtained an undertaking from the third party to provide a copy of the record promptly upon request); (d) a copy of any document created by K2 that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (e) a copy of each written client request for information on how K2 voted proxies on behalf of the client, and a copy of any written response by K2 to any (written or oral) client request for information on how K2 voted proxies on behalf of the requesting client.

APOLLO

APPENDIX 23 PROXY VOTING POLICY

PROXY VOTING

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, requires investment advisers to adopt and implement policies and procedures that are reasonably designed to ensure that an investment adviser votes client proxy statements in the best interests of its clients. Investment advisers must disclose to their clients on Form ADV Part 2A how they can obtain information on how proxies were voted, provide clients with a description of the adviser’s proxy voting policies and procedures, and upon request, furnish clients with a copy of those policies and procedures.

Definitions

“Best Interest of the Client.” Apollo believes that this means the clients’ best economic interests over the long-term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Under its investment philosophy, Apollo Global Management, Inc.’s affiliated registered investment advisers (the “Firm’s” or “Apollo’s”)1 generally advise clients to invest in a company only if Apollo believes that the company’s management seeks to serve shareholders’ best interests. As a result, Apollo believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and its client’s best interests.

“Material Conflicts of Interest.” Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Apollo’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a client of, or an investor in a fund managed by, Apollo; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a client of Apollo (or an investor in an Apollo fund); (3) a client or investor, or an interest group supported by a client or investor, actively supports a proxy proposal; or (4) Apollo or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.

Receipt and Reconciliation of Proxies

All proxy materials received by Apollo shall be forwarded to the Fund Controller for private equity funds or to the operations group for capital market funds (collectively, the “proxy recipients”) who shall record on a log the name of the portfolio company to which the proxy

1 Apollo’s registered investment advisers include Apollo Management, L.P., Apollo Capital Management, L.P., Apollo Credit Management, LLC, Apollo Global Real Estate Management, L.P., Apollo Investment Management, L.P., affiliated other investment advisers, including any subsequent formed or acquired investment advisers (which, collectively, conduct a single advisory business) and all of their affiliated entities.

materials relate, the date the proxy materials are received and the date by which the proxy needs to be voted.

The proxy recipients shall compare the number of shares represented by the proxy materials to the number of shares owned by Apollo’s clients. If the number of shares reflected in the proxy materials does not match the number of shares owned by the funds, the proxy recipients will resolve any difference and ensure that all eligible shares can be voted.

Upon completion of the reconciliation process, the proxy recipient shall forward the proxy materials to the Chief Compliance Officer or designee as well as the Portfolio Manager (“PM”) and shall maintain a record setting forth the date the proxy materials were forwarded.

Proxy Voting Process

The Chief Compliance Officer or designee shall determine whether a material conflict of interest exists between Apollo and the interests of its clients or between Apollo and its clients and portfolio company shareholders when an Apollo representative sits on the board of directors of the portfolio company that is the subject of a proxy.

If no material conflict of interest is identified, the Chief Compliance Officer or designee shall provide clearance to the proxy recipient who will coordinate with the PM or a member of the Deal Team responsible for the portfolio company issuing the proxy. The PM or a member of the Deal Team shall instruct the proxy recipient how to vote the proxy and the proxy recipient shall retain such direction. The PM or a member of the Deal Team shall instruct that all proxies be voted in the best interests of Apollo’s clients pursuant to the goals of the client’s investment strategy. This may result in a decision to abstain from voting when such decision is in the best interests of Apollo’s clients.

In the event that a material conflict of interest is identified, the Chief Compliance Officer or designee shall take such actions as he or she deems necessary to determine how to vote the proxy in the best interests of Apollo’s clients. Depending upon the specific facts and circumstances associated with a given proxy, such actions may include consulting with: (1) Legal, (2) outside counsel, (3) a proxy consultant, or (4) PMs or Deal Team members. After such consultation, the Chief Compliance Officer or designee together with the PM or a Deal Team member shall instruct the proxy recipient how to vote the proxy and the proxy recipient shall retain such direction.

The Chief Compliance Officer or designee shall make and maintain a record describing the steps taken to address a potential material conflict of interest and the proxy recipient shall maintain records disclosing the date all proxies were voted and how they were voted.

Requests for Voting Information

If a client requests information regarding how proxies were voted or a copy of Apollo’s proxy voting policy and procedures, the Chief Compliance Officer or designee shall provide the client with the requested information. The Chief Compliance Officer or designee shall make and retain a copy of each request received from a client together with a copy of the response provided to the client.

Proxy Voting Policies and Procedures

1. General Policy Regarding Proxy Voting

These Proxy Voting Policies and Procedures are designed to reflect the fiduciary duty of Bardin Hill to act in a manner that furthers the best interests of its Advisory Clients when voting proxies or providing consents or deciding not to vote or consent. In determining how or whether to vote proxies or provide consents, Bardin Hill will not subordinate the economic interests of its Advisory Clients to the interests of other persons or to Bardin Hill’s self-interest. Decisions will be made by relevant portfolio managers and based on the financial interest of each Advisory Client in light of the specific applicable investment strategy. Each proxy proposal will be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.

2. Proxy Voting Guidelines

Bardin Hill’s Policy is to review each proxy or information statement on an individual basis and to base each voting or consent decision on their judgment about what will best serve the interests of their Advisory Clients. In particular, proxy voting decisions with respect to considerations including the following will be made on a case-by-case basis taking into account the general Policy, as set forth above:

• Corporate governance matters, including changes in the state of incorporation of the issuer, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills and supermajority provisions;

• Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

• Stock option plans and other management compensation matters; and

• Environmental, social, and corporate responsibility criteria.

Bardin Hill will determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:

• Whether the proposal was recommended by management and Bardin Hill’s opinion of management;

• Whether the proposal acts to entrench existing management and directors; and

• Whether the proposal fairly compensates management for past and future performance.

For other proposals, Bardin Hill will vote in favor of routine corporate housekeeping proposals (unless such a vote is determined to be unnecessary as discussed below), including election of directors (where no corporate governance issues are implicated), and the selection of auditors.

Additionally, in certain circumstances, Bardin Hill may determine, pursuant to its exercise of its fiduciary duty, that it is in the best interests of the Advisory Clients not to vote or consent or that a vote or consent is not required (for example, where the Advisory Clients’ holdings are de minimis, when the proxy vote covers only routine corporate business, or where the Advisory Clients’ positions were liquidated between the record date and the vote deadline).

3. Proxy Voting Procedures

All proxies that are sent to Advisory Clients and that are actually received by Bardin Hill will be sent to Bardin Hill’s Operations Manager. The Operations Manager will make a record of each proxy received and will notify relevant Research Analysts of pending corporate actions involving the Advisory Client portfolios. The Research Analyst assigned to the transaction or security will consult with a member of the Investment Committee responsible for the ultimate determination regarding the proper vote or consent and the Chief Compliance Officer in the case where a conflict may exist. If in reviewing a corporate action, the Chief Compliance Officer (in consultation with an Investment Committee or others) determines that a material conflict may exist between Bardin Hill’s interests and those of the Advisory Clients, the Chief Compliance Officer will inform the Conflicts Committee of such potential material conflict. The Conflicts Committee will evaluate the potential or actual conflict and, in consultation with the member of the Investment Committee, will determine if a material conflict of interest exists, and if so will determine the appropriate course of action to resolve the conflict in the interests of the Advisory Clients. If a conflict cannot be resolved, the affected clients will be informed of the conflict and explicit voting instructions will be solicited.

If no material conflict exists, or has been resolved, a member of an Investment Committee will, in accordance with Bardin Hill fiduciary duties, make a determination as to how to vote the proxy and communicate the decision to the Research Analyst. The Research Analyst will communicate the decision by the member of the Investment Committee to the Operations Manager typically prior to the close of business on the day prior to the vote deadline. The Operations Manager will utilize the website www.proxyvote.com to transmit the proxy vote or consent and will receive confirmation of the vote or consent from the website. Upon receipt of this confirmation, the Operations Manager will provide the Chief Compliance Officer with a copy of the completed proxy ballot confirmation and instruction by the Research Analyst. The Chief Compliance Officer will retain this information for six years from the date such proxy vote or consent is executed.

Benefit Street Partners L.L.C.

PROXY VOTING AND OTHER VOTING OR CONSENT/ACTION POLICIES AND PROCEDURES

A. Introduction/General Principles

In accordance with the Firm’s fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm’s Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm’s proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as “Voting, Consent and/or Action Matters”).

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients’ best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client (i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote,

(iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm’s affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm’s Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm’s ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting). The Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B. Guidelines

The following represents a guideline for each of the principal policy issues:

1. Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2. Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes,

(d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

3. Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4. Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

5. Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm’s Clients on a Client-by-Client basis.

6. Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client’s interests and the Firm’s interest or between two or more Clients’ interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by- Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C. Recordkeeping

In accordance with the Firm’s Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

BlueBay Asset Management LLP

Proxy Voting Policy on Corporate Governance & Corporate Responsibility

Introduction
This paper outlines BlueBay Asset Management LLP’s (“BlueBay”) overall policy (and procedure on corporate governance and corporate responsibility (CR) proxy voting for client securities within managed portfolios, in the Appendix). It does not set out guidelines on voting position on specific corporate governance and Corporate Responsible issues.

It should be noted that given BlueBay’s specialist focus on fixed income assets, the number of occasions in which BlueBay will be engaged in proxy voting will be limited. Where this may occur is most likely with regards Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This Policy is reviewed annually, and updated where necessary to reflect changes in circumstances and actual practice.

Approach
The main objective of a company should be to optimise over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

• In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients, and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.

• BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.

• BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

Reporting
Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

Contact details
For more information on our corporate governance and corporate responsibility proxy voting policy and procedure, please contact: Compliance Department, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

December 2014

APPENDIX: Proxy voting procedure

Receipt and notification of proxy rights
The ProxyEdge system is used for voting and the Operations department receive notifications with regards to holdings of BlueBay funds. Operations then promptly submit such materials to the relevant member(s) of the BlueBay portfolio management team.

Persons authorised to exercise voting rights
The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will consult with the ESG Specialist for advice and guidance, especially around corporate responsibility matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Segregated mandates
The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the account opening process.

Conflicts of interest
When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential conflict relating to the security being voted, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest will be notified to the BlueBay Compliance team.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented.

Reporting
For regulatory purposes, BlueBay’s Compliance department maintains a record of all past proxy voting decisions covering a minimum period of the last five years. Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

This document is issued in the United Kingdom (UK) by BlueBay Asset Management LLP (BlueBay), which is authorised and regulated by the UK Financial Conduct Authority (FCA), registered with the US Securities and Exchange Commission, the Commodities Futures Trading Commission and is a member of the National Futures Association. In the United States by BlueBay Asset Management USA LLC which is registered with the US Securities and Exchange Commission. In Japan by BlueBay Asset Management International Limited which is registered with the Kanto Local Finance Bureau of Ministry of Finance, Japan. In Hong Kong by BlueBay Hong Kong Limited which is registered by the Securities and Futures Commission. In Australia BlueBay is exempt from the requirement to hold an Australian financial services licence under the Corporations Act in respect of financial services as it is regulated by the FCA under the laws of the UK which differ from Australian laws. In Canada, BlueBay is not registered under securities laws and is relying on the international dealer exemption under applicable provincial securities legislation, which permit BlueBay to carry out certain specified dealer activities for those Canadian residents that qualify as "a Canadian permitted client”, as such term is defined under applicable securities legislation .

All data has been sourced by BlueBay. To the best of BlueBay’s knowledge and belief this document is true and accurate at the date hereof. BlueBay makes no express or implied warranties or representations with respect to the information contained in this document and hereby expressly disclaim all warranties of accuracy, completeness or fitness for a particular purpose. The document is intended for “professional clients” and “eligible counterparties” (as defined by the FCA) only and should not be relied upon by any other category of customer. This document does not constitute an offer to sell or the solicitation of an offer to purchase any security or investment product in any jurisdiction and is for information purposes only. This document is not available for distribution in any jurisdiction where such distribution would be prohibited and is not aimed at such persons in those jurisdictions. Except where agreed explicitly in writing, BlueBay does not provide investment or other advice and nothing in this document constitutes any advice, nor should be interpreted as such. All information provided in this document is for informational purposes only and should not be deemed as a guide to investing or a recommendation to buy the securities mentioned. BlueBay closely monitors the markets and may make changes to BlueBay’s investment strategy or outlook when warranted by changing market conditions. There is no guarantee that the opinions expressed herein will be valid beyond the date of this document. No BlueBay Fund will be offered, except pursuant and subject to the offering memorandum and subscription materials (the "Offering Materials"). This document is for general information only and is not a complete description of an investment in any BlueBay Fund. If there is an inconsistency between this document and the Offering Materials for the BlueBay Fund, the provisions in the Offering Materials shall prevail. The investments discussed may fluctuate in value and investors may not get back the amount invested. You should read the Offering Materials carefully before investing in any BlueBay fund.

No part of this document may be reproduced in any manner without the prior written permission of BlueBay Asset Management LLP. Copyright 2014 © BlueBay, the investment manager, advisor and global distributor of the BlueBay Funds, is a wholly-owned subsidiary of Royal Bank of Canada and the BlueBay Funds may be considered to be related and/or connected issuers to Royal Bank of Canada and its other affiliates. ® Registered trademark of Royal Bank of Canada. RBC Global Asset Management is a trademark of Royal Bank of Canada. BlueBay Asset Management LLP, registered office 77 Grosvenor Street, London W1K 3JR, partnership registered in England and Wales number OC370085. All rights reserved.

Brigade Capital Management, LP

PROXY VOTING

Brigade Capital understands and appreciates the importance of proxy voting. Accordingly, to the extent that Brigade Capital’s advisory agreements give Brigade Capital authority to vote proxies received by the Advisory Clients, it will vote any such proxies in the best interests of the Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely when Brigade Capital is requested to exercise its voting authority with respect to Advisory Client securities. There are situations in which Brigade Capital may be requested to provide consent with respect to a particular security where Brigade Capital may not apply the technical requirements of the procedures because Brigade Capital is not being asked to exercise voting authority with respect to Advisory Client securities (although Brigade Capital will act in the best interests of the Advisory Clients and Investors (as applicable) in responding to any such request). For example, in conjunction with a credit facility, a borrower may ask Brigade Capital, as a lender, to approve amendments to the loan facility. In this case, Brigade Capital is not being asked to exercise voting authority with respect to Advisory Client securities and therefore it will not apply the technical requirements of the proxy voting procedures described below (although Brigade Capital will seek to act in the best interests of the Advisory Clients and the Investors (as applicable)).

(1) Proxy Voting Procedures

(a) All proxies sent to Advisory Clients that are actually received by Brigade Capital (to vote on behalf of the Advisory Clients) will be provided to Brigade Capital’s corporate actions team (the “Corporate Actions Team”).

(b) The Corporate Actions Team will generally adhere to the following procedures (subject to limited exception):

1. A written record of each proxy received by Brigade Capital (on behalf of the Advisory Clients) will be kept in Brigade Capital’s files;

2. The Corporate Actions Team will determine which of the Advisory Clients hold the security to which the proxy relates;

3. The Corporate Actions Team will consult with a majority of (which may be via telephone, in person or email) the Managing Member, the Chief Operating Officer/Chief Legal Officer, the Senior Vice President, Finance/Chief Administrative Officer, the Chief Compliance Officer and the respective analyst that is responsible for the security (together with the Chief Compliance Officer, collectively referred to as “Proxy Voting Committee”) and provide each member of the Proxy Voting Committee with:

(1) a copy of the proxy;

(2) a list of the Advisory Clients to which the proxy is relevant;

(3) the amount of votes controlled by each Advisory Client; and

(4) the deadline that such proxies need to be completed and returned to the Advisory Client in question.

4. Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in the Section 2 below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

5. If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section 3 below. The Chief Compliance Officer, or his designee, will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

6. Although not presently intended to be used on a regular basis, Brigade Capital is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

(2) Handling of Conflicts of Interest

(a) As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Brigade Capital and the Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Brigade Capital (or any affiliate of Brigade Capital) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client managed by Brigade Capital.

(b) If a conflict is identified and deemed “material” by the Proxy Voting Committee, Brigade Capital will determine whether voting in accordance with the proxy voting guidelines outlined in Section 3 below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

(c) With respect to material conflicts, Brigade Capital will determine whether it is appropriate to disclose the conflict to affected clients and give Investors or Trustees the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA Investor has, in writing, reserved the right to vote proxies when Brigade Capital has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Advisory Client, Brigade Capital will:

(i) Give the ERISA Investor the opportunity to vote the proxies in question himself or herself; or

(ii) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA Investor (if any).

(3) Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Investor, Brigade Capital will endeavor to vote proxies in the best interests of each Advisory Client, which may result in different voting results for proxies for the same issuer. Brigade Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its Advisory Clients.

Generally, Brigade Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

For other proposals, Brigade Capital shall determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:

• whether the proposal was recommended by management and Brigade Capital's opinion of management;

• whether the proposal acts to entrench existing management and directors; and

• whether the proposal fairly compensates management for past and future performance.

(4) Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in Brigade Capital’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated.

(5) Proxy Voting Issues Related to Registered Investment Companies

On or about July 1 of each year, Brigade Capital may need to supply certain proxy voting records to certain of its Registered Investment Company clients for which it serves as a sub-adviser. In accordance with the Registered Investment Company Requirements Section provided below, Brigade Capital will: (i) provide relevant proxy voting records to the Registered Investment

Company prior to the stated deadline; (ii) review the draft Form N-PX, as prepared and provided by the Registered Investment Company; and (iii) provide a written certification related to the proxy records provided by Brigade Capital.

(6) Record-keeping Requirements

The Chief Compliance Officer, or his designee, will be responsible for maintaining files relating to Brigade Capital’s proxy voting procedures. Under the services contract between Brigade Capital and ISS, ISS will maintain most of Brigade Capital’s proxy-voting records. Records will be maintained and preserved for five years (certain of which are generally maintained through ISS) from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of Brigade Capital and/or ISS. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto;

(b) A copy of each proxy statement that Brigade Capital actually receives; provided, however, that Brigade Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c) A record of each vote that Brigade Capital casts;

(d) A copy of any document that Brigade Capital created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

A copy of each written request for information on how Brigade Capital voted proxies of an Advisory Client and a copy of any written response to any request for information on how Brigade Capital voted proxies on behalf of an Advisory Client.

CHILTON INVESTMENT COMPANY, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Proxy Voting Responsibility

As a registered investment adviser exercising discretionary management authority over client accounts, Chilton Investment Company, LLC (“Chilton”) acknowledges its fiduciary obligation to vote proxies on behalf of those client accounts that have delegated proxy voting authority to Chilton (“Clients”). Chilton will, in a prudent and diligent manner, vote proxies solely in the best interest of Clients, consistent with their investment objectives.

It should be noted that although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that may prevent or interfere with Chilton’ ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person or through re-registration of shares out of "street name" that could impact liquidity. Such proxies are voted on a best-efforts basis given the above logistical problems.

II. Proxy Voting Committee

Chilton has established a Proxy Voting Committee (the “Proxy Voting Committee”). The Proxy Voting Committee is responsible for creating and implementing Chilton’s proxy voting policies and procedures for determining the manner in which proxies are voted on behalf of Client accounts and, in this regard, has expressly adopted the policies and procedures set forth herein. The organization, functions and responsibilities of the Proxy Voting Committee include the following:

1. The Proxy Voting Committee will consist of at least 3 members designated by Chilton’s management. A member of Chilton’s Legal and Compliance department will be a non-voting member of the Proxy Voting Committee and will serve as the Proxy Voting Committee’s secretary.

2. The Proxy Voting Committee may delegate its authority to a subcommittee or, as forth herein, to certain designees.

3. The Proxy Voting Committee has the authority to utilize the services of Institutional Shareholder Services, Inc. (“ISS”) or another outside service provider selected by the Proxy Voting Committee at its sole discretion, provided that the Proxy Voting Committee determines that the instructions given to such service provider are in the best interests of each Client.

4. The Proxy Voting Committee will have the authority to amend, as necessary, these proxy voting policies and procedures consistent with Chilton’s obligation to vote proxies in a prudent and diligent manner in the best interests of each Client.

5. The Proxy Voting Committee will meet annually to review generally these proxy voting policies and procedures, to review voting recommendations made from time to time by ISS, and otherwise as needed, to address any outstanding or special proxy voting issues. The Proxy Voting Committee has the exclusive authority to oversee all proxy decisions delegated to Chilton by Clients. The Proxy Voting Committee may delegate to a member of Chilton’s Legal and Compliance department the responsibility to supervise, on a day-to-day basis, the proxy voting process and ISS’s implementation of voting instructions from Chilton.

6. The Proxy Voting Committee will timely advise ISS of any differences between Chilton’s most recent proxy voting policies and those of ISS, and will promptly cause to be communicated to ISS any special vote determinations made by, or authorized by, the Proxy Voting Committee.

7. The Proxy Voting Committee may, at any time, request the assistance of the Chilton’s Legal and Compliance department in connection with any matters before the Proxy Voting Committee. The Proxy Voting Committee may also request analyses and advice from investment professionals within Chilton and outside sources to the extent that the Proxy Voting Committee deems it appropriate.

8. The Proxy Voting Committee or its designees will document in writing all of its decisions and actions, which documentation will be maintained by the Proxy Voting Committee, or its designees, for a period of at least 6 years from the date of entry.

III. General Proxy Voting Policy and Guidelines

It is Chilton’s policy in voting proxies to consider and, where applicable, vote each proposal in accordance with the investment objectives of each Client. To assist Chilton in its proxy voting responsibilities, Chilton has retained the services of ISS as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include the formulation of proxy voting guidelines on various corporate governance issues, and the provision of in-depth research, analysis and voting recommendations, as well as vote execution, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.

To ensure that proxy votes are cast in the best interests of Clients as well as to ensure consistency in voting proxies on behalf of Clients and to help avoid conflicts of interests that might arise between Chilton and its Clients, Chilton has generally adopted ISS’s proxy voting guidelines which Chilton believes are in the best interests of its Clients. These guidelines, certain of which are described below, address a broad range of issues, including, among other things, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues, and are meant to be general voting parameters on issues that arise most frequently. A complete listing of the proxy voting guidelines used by ISS and Chilton will be maintained, either electronically or physically, in the records of the Proxy Voting Committee and updated from time to time by the Legal and Compliance department.

In certain instances, Chilton may vote on a Client’s behalf on a proxy proposal in a manner other than by following the pre-determined general guidelines. ISS may, at times, advise Chilton that ISS is unable to make a vote recommendation with respect to a particular proxy matter. Also, because proxy proposals and individual company facts and circumstances may vary, Chilton may, in certain cases, if it believes that it would be in its Clients’ best interest to do so, determine to vote on a particular proxy matter in a manner that is contrary to the pre-determined general guidelines. Situations may also arise in which Chilton may cast different votes on behalf of two or more Chilton Client accounts that follow different investment strategies or objectives but that are invested in the same company.

In each of the foregoing instances, the Proxy Voting Committee will review and evaluate the proxy proposal first to assess whether a conflict of interest of interest exists between Chilton and any Client. In cases where the Proxy Voting Committee determines that no conflict of interest exists, the Proxy Voting Committee may designate a portfolio manager at Chilton to determine how to vote the proxy in the best interests of the Client, provided that the Proxy Voting Committee reasonably believes, based on such review as it considers appropriate, that the designated portfolio manager does not have a personal or other relationship that could present an actual or potential conflict of interest with the Client’s interests, and that he or she has not received any communication with respect to the proxy that would violate any Chilton written policy on information barriers. In cases where the Proxy Voting Committee determines that a conflict of interest does exist or potentially exists, the Proxy Voting Committee will determine how to vote the proxy in the best interests of the Client. In voting the proxy, the Proxy Voting Committee may determine whether the conflict of interest will be disclosed to the Client, whether the Client’s consent will be obtained prior to voting (if applicable), and whether guidance should be obtained from independent third parties.

The Proxy Voting Committee may also determine to abstain from voting if, based on factors such as expense or difficulty of exercise, it determines that a Client’s interests are better served by an abstention than by voting such proxies.

The following represents a guideline for each of the identified principal policy issues:

Routine Proposals –“Routine proposals” includes such issues as the approval of auditors and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is Chilton’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

Non-Routine Proposals –“Non-routine proposals” includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: restructuring efforts, changes to the number of directors, name changes, mergers & acquisitions (or equivalent actions), changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value. However, as a general rule, Chilton does not intend to substitute its judgment for that of management’s.

Corporate Governance Proposals –This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. These proposals will be analyzed with a goal of maximizing shareholder value and may generate negative responses from Chilton.

Social Issues Proposals –These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. Chilton’s policy is that the merit of the social issues should not take precedence over financial ones. Chilton will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

Other Shareholder Proposals – These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These proposals will be viewed in the light of voting in a manner that Chilton believes maximizes shareholder value.

IV. Administration

All proxy votes on behalf of Chilton’s Clients will be entered electronically into ISS’s ProxyMaster system.

A description of these policies and procedures is incorporated into Part 2 of Chilton’s Form ADV. The description will offer a complete copy of these policies and procedures by contacting the Chief Compliance Officer in writing and requesting such information. Clients over which Chilton has contractual authority to manage the account’s investments and which includes authority to vote proxies on behalf of the Managed Accounts may also request in writing from the Chief Compliance Officer information concerning the manner in which proxy votes have been cast on behalf of such Client’s account(s) during the prior annual period with respect to portfolio securities held in such accounts. Such information will be provided as soon as is practicable.

Chilton will retain the following books and records relating to its proxy voting activities on behalf of Client accounts in accordance with the requirements of Rule 204-2(c)(2) under the Advisers Act:

1. A copy of these proxy voting policies and procedures and of the descriptions hereof provided to Investors or owners of Managed Accounts.

2. A copy of each proxy statement received by Chilton regarding Client securities unless a copy thereof is maintained by ISS on Chilton’s behalf or available on the SEC’s EDGAR system.

3. A record of each vote cast by Chilton on behalf of a Client unless such record is maintained by ISS on Chilton’s behalf.

4. A copy of any document created by Chilton that was material to Chilton’s decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

5. A copy of each written request to Chilton for information on how Chilton voted proxies on behalf of a Client, and a copy of any written response by Chilton to any written or oral request for information on how Chilton voted proxies on behalf of that Client.

To the extent that Chilton relies on the record keeping services of ISS for purposes of items 2 and 3 above, Chilton will obtain an undertaking from ISS to provide such information promptly upon Chilton’s request.

The foregoing books and records will be maintained by Chilton, or its designee, for a period of six years from the date of entry.

The procedures set forth herein apply to the voting of proxies relating to publicly-traded securities held by Chilton’s Clients. Chilton will generally administer the proxy voting for shares of privately-traded securities, or shares held in Chilton proprietary accounts, without using ISS.

Electron Capital Partners, LLC

DATED: SEPTEMBER 2019

PROXY VOTING POLICY

A. Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which the Company has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law.

B. General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. The Company is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this policy to facilitate the Company’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

C. Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

The Company’s policy is to act in the best interest of its Clients when exercising its proxy voting authority. If the Company accepts proxy voting authority from a Client, the Company will dutifully analyze the issues involved with all shareholder votes. The Company will generally vote Client Proxies in accordance with the Proxy Voting Guidelines and will generally vote in the same manner for all Clients holding a particular security, subject to the investment objectives and best interests of the Client. With respect to matters not covered by the Proxy Voting Guidelines, the Company will evaluate the probable impact on corporate operations, and vote Client Proxies in what it views to be in accordance with the best interests of its Clients.

These policies and procedures do not mandate that the Company vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if the Company determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, the Company will not vote proxies for which a Client has not delegated voting authority to the Company.

D. Proxy Voting Procedures

1. Procedures

The Chief Compliance Officer will be primarily for ensuring that these policies and procedures are carried out. The Company utilizes a third-party electronic service, ISS, for receiving, processing, and voting Client Proxies. Generally, proxies received by the Company will be accessible via ISS’s electronic portal. The Company, via the portal, will:

i. log the receipt of the proxy materials received in a pending file until the proxy is voted by the Company (or a determination not to vote the proxy is made);

ii. determine whether the Client(s) that are the beneficial owner(s) of the Securities subject to the proxy has delegated proxy voting authority to the Company;

iii. confirm that the proxy materials received relate to the correct number of shares, as of the record date;

iv. identify any material conflicts of interest in regard to voting on the matter presented to shareholders in the proxy, such identification process to include a review of the relationship of the Company with the issuer of each Security and any of the issuer’s affiliates to determine whether the issuer is a Client of the Company or has some other relationship with: (a) the Company, (b) its principals or employees, or (c) any Client of the Company; and

v. vote on all matters presented in proxies by completing them and mailing them or responding electronically in a timely and appropriate manner in compliance with the Proxy Voting Guidelines.

While not typical, the Company may receive proxies in the mail rather than through the electronic portal. In such instances, the Company will ensure that the above-listed steps are carried out with respect to proxies received in the mail and that they are voted in accordance with these procedures.

The Company may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the Chief Compliance Officer will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained. The Company may also consult with legal counsel regarding material conflicts of interest in regard to voting proxies.

Any employee, officer or director of the Company receiving an inquiry directly from a company holding a proxy contest must promptly notify the Chief Compliance Officer.

2. Conflicts of Interest

The Company will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The Chief Compliance Officer will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The Chief Compliance Officer may consult with the Company’s legal counsel regarding these matters. The Chief Compliance Officer will presume a conflict of interest to exist whenever the Company or any partner, member, affiliate, subsidiary or employee of the Company has a personal or business interest in the outcome of a particular matter before shareholders. A conflict is presumed, for example, in any case where: (i) the Company has a business, financial, or personal relationship with participants in a proxy contest or candidates for corporate directorships; or (ii) the Company, in its capacity as general partner or manager (or some similar capacity) of a Private Fund Client, also manages or seeks to manage the retirement plan assets of a company whose Securities are held by the Private Fund Client. Other examples where the Chief Compliance Officer will presume the existence of a conflict of interest for proxy-voting purposes include, but are not limited to, whenever:

i. a current Client of the Company is affiliated with a company soliciting proxies, and has communicated its view to the Company on an impending proxy vote;

ii. the Company has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

iii. a third-party with an interest in the outcome of a shareholder vote has attempted to influence the Company.

3. Resolving Conflicts of Interest

A presumption of a conflict of interest will not necessarily prevent the Company from voting Client Proxies. In the event that the Company perceives a direct or indirect conflict to exist between the Company’s interests and those of its Clients, the Company will, in each event, promptly disclose these conflicts to the affected Client in writing and obtain the Client’s prior written consent before exercising any proxy voting authority over the Client Proxy. If the Company is unable to contact a Client or otherwise obtain written consent by the time the vote of the proxy is due, then the Company will not vote the Client Proxy.

Alternatively, the Company may adopt a predetermined voting policy that is disclosed to Clients in advance and that dictates how Client Proxies for which the Company has voting authority will be voted, regardless of whether or not the Company has an interest therein. Further, the Company may adopt a policy requiring it to rely on the recommendations of an independent third-party that is versed on the matters being voted upon.

In addition, putative conflicts deemed by the Chief Compliance Officer, in conjunction with Senior Management and/or the Company’s legal counsel, to be immaterial to a shareholder vote will not prevent the Company from voting the related proxies.

4. Limitations on Proxy Voting

The Company will not be obliged to vote a Client Proxy if the Company reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

E. Disclosure to Clients

1. Form ADV Disclosure

The Company will disclose in Part 2A of its Form ADV that Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how the Company voted such Client’s proxies for the past five years. The summary of this Policy included in the Company’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, the Company will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

2. Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, the Company will, for a period of at least five years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of the Company:

i. a copy of this policy;

ii. a copy of the Proxy Voting Guidelines;

iii. a copy of each proxy statement received by the Company regarding Securities held on behalf of its Clients;

iv. a record of each vote cast by the Company on behalf of its Clients;

v. a copy of any documents prepared by the Company that were material to making a decision how to vote, or that memorialized the basis for such decision; and

vi. a copy of each written request received from a Client as to how the Company voted proxies on its behalf, and a copy of any written response from the Company to any (written or oral) Client request for information on how the Company voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, the Company may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that the Company has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

The Company will retain each of the records listed above in accordance with the Company’s Recordkeeping Policy.

3. Proxy Voting Guidelines

Each proxy issue will be considered on a case-by-case basis. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, the Company will exercise its best judgment as a fiduciary to vote in accordance with the best interests of its Clients.

4. Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), the Company will vote in accordance with the recommendation of ISS Sustainability Advisory Services, unless, such recommendation is not in the best interests of its Clients. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

• Ratification of appointment of independent auditors

• General updating/corrective amendments to charter

• Increase in common share authorization for a stock split or share dividend

• Stock option plans that are incentive based and not excessive

• Election of directors and payment of fees (unless such fees exceed market standards)

Non-routine matters may involve a variety of issues. The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

• Directors’ liability and indemnity proposals

• Executive compensation plans

• Mergers, acquisitions, and other restructurings submitted to a shareholder vote

• Anti-takeover and related provisions

• Shareholder Proposals

5. Shareholder Proposals

In general, the Company will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, the Company will support shareholder proposals that are consistent with the Company’s proxy voting guidelines for board-approved proposals.

Generally, shareholder proposals related to the following items are supported:

• Confidential voting

• Bylaw and charter amendments only with shareholder approval

• Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

• Limitations on the tenure of directors

• Cumulative voting

• Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

• Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

6. Abstaining from Voting or Affirmatively Not Voting

The Company may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if the Company determines that abstaining or not voting is in the best interests of its Clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g. travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.

ELEMENTUM

PROXY VOTING POLICY

9.01 Overview

Although Elementum generally does not vote proxies on behalf of clients, Elementum understands and appreciates the importance of proxy voting. Elementum has adopted proxy voting procedures that are designed to help ensure that when Elementum votes proxies with respect to securities held on behalf of its Clients, such proxies are voted in the Clients’ best interests, in the judgment of Elementum to the extent reasonably practicable. The procedures also require that Elementum identify and address conflicts of interest between Elementum, its related persons and its Clients. If a material conflict of interest is identified, Elementum will determine whether voting in accordance with the guidelines set forth in these procedures is in the best interests of its Clients or whether taking some other action may be more appropriate.

It should be noted that given Elementum’s business as a manager of Clients that invest in collateralized natural event reinsurance investments, it is anticipated that it will be extremely rare that Elementum will receive proxies with respect to securities held on behalf of Clients. However, there are situations where the Clients could have proxy issues. In such situations, Elementum would have authority to vote proxies on behalf of Clients.

Questions concerning this policy should be directed to the Chief Compliance Officer (“CCO”) of Elementum, or their designee.

9.02 Voting Guidelines

1. Elementum will endeavor to vote proxies in the best interests of the Clients.

2. Although voting certain proxies may be subject to the discretion of Elementum, Elementum is of the view that voting proxies in accordance with the following general guidelines is in the best interests of the Clients.

3. Elementum will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

a. election of directors (where there are no related corporate governance issues);

b. selection or reappointment of auditors; or

c. increasing or reclassification of common stock.

4. Elementum will generally vote against proposals that:

a. make it more difficult to replace members of the issuer’s board of directors or board of managers; and

b. introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Clients).

5. For proxies addressing any other issues, Elementum shall determine whether a proposal is in the best interest of the affected Client(s).

9.03 Proxy Voting Procedures

1. All proxies sent to Clients that are actually received by Elementum (to vote on behalf of the Clients) will be provided to the CCO, or their designee.

2. The CCO, or their designee, will generally adhere to the following procedures (subject to limited exception):

a. A written record of each proxy received by Elementum (on behalf of the Funds) will be kept in Elementum’s files;

b. The CCO, or their designee, will determine which of the Clients hold the security to which the proxy relates;

c. The CCO, or their designee, will call a meeting (which may be via telephone or email) of the Portfolio Managers and other investment personnel with knowledge of the relevant security and provide each such individual with:

i. a copy of the proxy;

ii. a list of the Clients to which the proxy is relevant; and

iii. the deadline that such proxies need to be completed and returned to the issuer in question.

d. Prior to voting any proxies, the individuals selected by the CCO will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, such individuals will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material or not.

e. If the conflict is not material, Elementum will proceed to vote the proxy by majority. Elementum also has the flexibility to abstain from a particular proxy vote or to outsource a particular proxy vote to an independent third-party when it is determined to be in the best interest of the relevant Clients.

3. The CCO, or their designee, will be responsible for maintaining files relating to Elementum’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

a. Copies of these proxy voting policies and procedures, and any amendments thereto;

b. A copy of each proxy statement that Elementum actually receives; provided, however, that Elementum may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

c. A record of each vote that Elementum casts;

d. A copy of any document that Elementum created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

e. A copy of each written request for information on how Elementum voted proxies of a client and a copy of any written response to any request for information on how Elementum voted proxies on behalf of a client.

9.04 Handling of Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, Elementum will determine whether there is a conflict of interest related to the proxy in question between Elementum and the Clients. This examination will include (but will not be limited to) an evaluation of whether Elementum (or any affiliate of Elementum) has any relationship with the issuer (or an affiliate of the issuer) to which the proxy relates.

2. If a conflict is identified and deemed “material,” Elementum will generally seek to mitigate the conflict by either appointing an independent third-party to vote the proxy or disclosing the conflict to affected investors and giving investors the opportunity to vote the proxies in question themselves except that if the Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA investor has, in writing, reserved the right to vote proxies when Elementum has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Client, Elementum will:

a. Give the ERISA Investor the opportunity to vote the proxies in question themselves; or

b. Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA investors (if any).

9.05 Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in Elementum’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated as appropriate. Investors will also be provided with contact information as to how such investors can obtain information about: (a) the details of Elementum’s proxy voting procedures (i.e., a copy of these procedures) and (b) how Elementum has voted proxies that are relevant to the affected Client or investor.

9.06 Record Retention Requirements

Elementum will maintain a record of documents in connection with this policy as required in its Record Retention Policy.

E l l i n g t o n M a n a g e m e n t G r o u p

Compliance Manual

Proxy Voting and Corporate Actions

PROXY VOTING AND CORPORATE ACTIONS

The firm’s policy with respect to voting equity proxies or exercising discretion with respect to fixed income corporate actions is outlined below. In all cases, in circumstances in which we are exercising discretion on behalf of a Client, that discretion is to be exercised in accordance with our good faith assessment of the best interests of the Client in light of the proposed vote or action.

Equity proxies

As a general rule, Ellington votes equity proxies for Clients with respect to which the Firm has determined that the benefit of voting such proxies exceeds the cost of voting them. Factors considered in making this determination can include: i) the strategy of the Client, ii) the amount of equities traded, iii) the holding periods for equities positions, iv) whether equities positions are typically long or short, and v) any other relevant factors.

Equities Clients

Ellington’s policy is to generally presume that voting proxies is a net benefit to Clients who take long equity positions as a material part of their strategy.

Use of third party proxy service

With respect to equities accounts for which Ellington has determined that the benefit of voting proxies outweighs the cost of voting those proxies, the Firm expects to employ a third party proxy voting service. Proxies will be voted by the service in accordance with their then-current guidelines. Though, as discussed below, the Firm may elect not to vote proxies for quantitative equities clients in cases in which the cost of such voting outweighs its benefits, a proxy service may nevertheless be engaged for clients pursuing such strategies in cases in which the terms of the relevant governing documents or agreements require voting of proxies.

Deviation from proxy service guidelines

For Clients for whom proxies are voted, the recommendation of the proxy service may be overridden on a case-by-case basis, provided the portfolio manager for the relevant Client has made a determination that it is in the best interests of the Client to vote contrary to the recommendations of the service. All such votes must be pre-approved by the CCO or his designee.

Quantitative equities Clients

Notwithstanding the presumption in favor of voting proxies for equities funds, the Firm may determine, on a case-by-case basis, that the benefit of voting proxies for a particular strategy or Client is outweighed by the costs. For example, quantitative equities strategies with relatively high turnover and which may take short positions in the same equities in which they have taken long positions within the previous 30 to 60 days, may derive little benefit from the voting of proxies. Determinations not to vote proxies for such accounts will be made by the Compliance Committee upon the recommendation of the relevant portfolio manager, and such determinations will be periodically re-assessed by the Committee. In determining whether to vote proxies for such Clients, the Committee will also consider the disclosure made or to be made to the Client or its investors.

Non-equities Clients

Ellington has made a determination that, with the present exception of equities Clients as discussed above, the holdings of equity securities in accounts managed by Ellington are either non-existent, incidental, or immaterial relative to the overall size and strategies of such Clients, and that the cost of voting proxies for such Clients currently exceeds the expected benefit to those Ellington Clients. Accordingly, Ellington will not under ordinary circumstances vote proxies relating to equity securities held in such Client accounts.

Discretion to vote equity proxies in accounts not using a proxy service

Notwithstanding a general determination not to vote equity proxies for a particular Client, where the relevant portfolio manager believes that voting a particular proxy is in the interests of a Client, the portfolio manager has the discretion to vote such proxy, provided that it is voted in the best interest of the relevant Client and the vote receives the prior approval of the CCO.

Mitigation of Conflicts of Interest

As discussed above, firm policy it either (i) to make use of a proxy service and require CCO approval of votes deviating from the recommendation of the proxy service, or (ii) to vote without use of proxy service, provided the vote receives prior approval of the CCO. In both cases, the CCO’s review and approval is intended to assist with identification of potential conflicts of interest that may arise in connection with the vote, and to permit the CCO, in consultation with others as appropriate, to recommend additional conflict mitigating measures where appropriate, including, for example, seeking review or approval by a client, fund board, or advisory committee.

Corporate Actions

From time to time the firm receives requests from trustees or issuers for votes or other instructions or actions (together, “Corporate Actions”) with respect to fixed income securities held by our Clients.

Corporate Actions should be forwarded to Legal and Compliance on a timely basis for review.

Review by Legal and Compliance

An attorney in Legal and Compliance will review Corporate Actions, including review of any documents to be executed in connection with the Action and consultation with the relevant Portfolio Manager or trading personnel concerning their assessment of the proposed action and any recommendation they have with respect to it.

In addition, the CCO will conduct a “conflicts check” to assess whether multiple clients may have conflicting financial interests in a proposed Action through short positions or investment in multiple levels of an issuer’s capital structure.

Review by Vice Chairman

After review, Legal and Compliance will forward to Laurence Penn a recommendation with respect to a proposed Corporate Action. Approved recommendations should be forwarded to the appropriate operations personnel to ensure timely response.

Corporate Actions which are solely ministerial or administrative in nature and have no anticipated substantive economic effects on the issuer or its security-holders may be reviewed solely by Legal and Compliance and need not be submitted to the Vice Chairman for prior review.

Corporate Actions and ERISA Clients

Corporate Actions in which the interests of any Ellington Client deemed an ERISA benefit plan or “look-through” benefit plan conflict with those of another Ellington Client may, depending upon the facts and circumstances, be reviewed by an outside or “third-party fiduciary” who is engaged to act on behalf of one or more Ellington Clients. The CCO will refer potential conflicts involving ERISA Clients to the Compliance Committee for prior review. The Committee will make a recommendation to the Executive Committee with respect to whether a third-party fiduciary should be engaged in such circumstances.

Version History:

Updated:  October 23, 2018; October 10, 2012; October 19, 2011; June 22, 2010; November 24, 2009; June 2, 2009

Emso Asset Management Limited

Proxy Voting Policy

General Duty

We invest and have the authority to vote proxies in securities issued by both public and private issuers on behalf of our Clients.

Since we have voting authority of the securities in our Client’s portfolio, the SEC requires that we have implemented proxy voting policies.

Proxy Voting decisions are the responsibility of the relevant Portfolio Manager and are made in accordance with the proxy voting policies and procedures (the “Policies”). The actual voting of all proxies is the responsibility of the relevant portfolio manager, and the monitoring of the effectiveness of the Policies is the responsibility of Compliance.

There may be situations in which the Firm decides in the best interests of its Client’s to deviate from the Policies. In such event, Compliance will document in writing the reason for the deviation.

Guidelines for Voting Proxies

The Firm has a commitment to evaluate and vote proxy issues in the best interests of its Clients. We will generally vote proxy proposals, amendments, consents, or resolutions relating to Client securities, including interests in private investment funds, if any, (collectively, "proxies") in accordance with the following guidelines:

a) we will generally support a current management initiative if our view of the Issuers management is favourable;

b) we will generally vote to change the management structure of an Issuer if it would increase shareholder value;

c) we will generally vote against management if there is a clear conflict between the Issuer’s management and shareholder interest;

d) in some cases, even if the Firm supports an Issuer’s management, there may be some corporate governance issues that the Firm believes should be subject to shareholder approval; and,

e) we may abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to our Clients.

Generally, all proxies are evaluated and voted on a case-by-case basis, considering each of the relevant factors set forth above. In all cases, we will take the appropriate action that we believe will be most advantageous to our Clients.

The Portfolio Manager will receive all proxies and then will determine how to vote each such proxy. Upon making a decision, the Portfolio Manager will instruct a member of the Operations team on how to instruct the custodian or prime broker to vote. It is the responsibility of the Operations team to instruct the custodian or prime broker and notify Compliance of the voting decision in order to update the Client's proxy voting record. The Role of the Head of Operations should ensure that the voting of all proxies is done in a timely manner. Compliance should monitor the effectiveness of these Policies.

If an independent third party or a committee is used in making a decision to vote on a proxy, the Firm should submit the proxy to such third party or committee for a decision. The Operations team will execute the proxy in accordance with such third party's or committee's decision.

Conflicts of Interest

There may be times in which conflicts may arise between the interest of the Client and the interest of the Firm. If a perceived material conflict of interest arises in connection with a proxy vote, the Firm may resolve such perceived material conflicts of interest as follows:

a) delegate the voting decision for such proxy proposal to an independent third party;

b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Client, as applicable;

c) inform the Investors or Account of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as we recommend; or

d) obtain approval of the decision from Compliance.

If a perceived material conflict of interest has been identified, Compliance will maintain a written record of the resolution of the material conflict of interest and the determination of the proxy vote.

Record of Proxy Voting

Compliance will maintain, or have available, a record of each proxy received and each proxy executed. Proxy information is generally received from our Prime Brokers and executed via email, and a copy of the email will be maintained.

Compliance will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Portfolio Manager or others, that were material to making the voting decision.

Upon request, Clients may receive a copy of our Proxy Voting Policies and Procedures and receive information regarding the manner in which securities held in their account were voted.

JENNISON ASSOCIATES

May 2020

Proxy Voting

Policy and Procedures

I. POLICY

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.

Jennison’s proxy voting policy and procedures and proxy voting records are publically available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

II. PROCEDURES

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.

The Guidelines are reviewed annually and as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

• Jennison managing the pension plan of the issuer.

• Jennison or its affiliates have a material business relationship with the issuer.

• Jennison investment professionals who are related to a person who is senior management or a director at a public company.

• Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III. INTERNAL CONTROLS

Supervisory Notification

The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

• Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

• Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

• Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

• Review all Guideline overrides.

• Review quarterly voting metrics and analysis published by the Proxy Team.

• Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:

o Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV. Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V. Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Jennison Associates LLC www.jennison.com	466 Lexington Avenue, New York, New York 10017 One International Place, Suite 4300, Boston, MA 02110	212-421-1000 617-345-6850

Lazard Asset Management

Global Proxy Voting Policy

A. Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration

1. Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2. Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio

Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

3. Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

• issues relating to the timing or conduct of annual meetings;

• provisionary financial budgets and strategy for the current year;

• proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

• proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

• changes to a company’s name.

2. Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

• there is no disclosure on the proposed amendments or full text of the amended bylaw; or

• the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3. Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

• the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors1;

• a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;

• a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

• proposals seeking to de-classify a board;

• the implementation of director stock retention/holding periods;

• proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

• changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

• the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

• proposals to require an independent board chair or the separation of chairman and CEO; and

• establishment of shareholder advisory committees.

1 However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

Lazard has Approved Guidelines generally to vote AGAINST the following:

• proposals seeking to classify a board

• the election of directors where the board does not have independent “key committees” or sufficient board independence;

• non-independent directors who serve on key committees that are not sufficiently independent;

• proposals relating to cumulative voting;

• proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

• release of restrictions on competitive activities of directors2 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and

the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties3.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

• proposals to adopt supermajority vote requirements or increase vote requirements;

• proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

• “blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

2 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

3 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

• proposals to adjourn US meetings;

• proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

• efforts to eliminate or restrict right of shareholders to act by written consent; and

• proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

• management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

• stock splits and reverse stock splits;

• investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;4

• requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

• management proposals to adopt or amend dividend reinvestment plans; and

• dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

4 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

• matters affecting shareholder rights, such as amending votes-per-share;

• management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

• the use of proceeds and the company’s past share issuances5;

• proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

• loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

• changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

• the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

• the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5. Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

• employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

• proposals to submit severance agreements to shareholders for approval;

• annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

5 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

• annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

• restricted stock plans that do not define performance criteria; and

• proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

• proposals to re-price underwater options;

• annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and

• annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7. Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

• asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

• seeking the approval of anti-discrimination policies;

• which are considered socially responsible agenda items;

• which improve an investee company’s ESG risk management and related disclosures; and

• deemed to be in the long-term interests of shareholders.

8. Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

• seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;

• seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

• seek to improve the diversity of the board;

• seek improved disclosures on the diversity of the board and the wider workforce;

• seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

• seek to eliminate or restrict severance agreements, or

• are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

• seek to infringe excessively on management’s decision-making flexibility;

• seek to establish additional board committees (absent demonstrable need);

• seek to establish term limits for directors if this is unnecessary;

• seek to change the size of a board (unless this facilitates improved board diversity);

• seek to require two candidates for each board seat; or

• are considered not to be in the long-terms interests of shareholders.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F. Conflicts of Interest

1. Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

• Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

• Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

• Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

• A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H. Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I. Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J. Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

Revised As Of March 31, 2020

LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 26, 2021

1. GENERAL

1. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

2. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

• The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

• The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

• Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

• The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.

• The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

3. Proxy Committee.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2. Duties. The Proxy Committee’s specific responsibilities include the following:

• developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

i. annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

ii. annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

iii. annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

• overseeing the proxy voting process, including:

i. overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

ii. directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

iii. consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

iv. periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

• engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

i. determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

a. the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

b. whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

c. the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

d. the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

ii. providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

iii. receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

iv. in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

• further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3. Standards.

• When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

• When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

• If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

4. Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre- determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

5. Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2. PROXY VOTING

A. Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B. Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A. Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B. Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent.

Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

E. When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent" (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C. Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

C. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D. Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E. Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D. Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case- by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Golden and Tin Parachutes:

Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C. Vote against proposals to link all executive or director variable compensation to performance goals.

D. Vote for an annual review of executive compensation.

E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against stock option plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

E. Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F. Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A. Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B. Change in Control - Will the transaction result in a change in control of the company?

C. Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D. Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C. Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G. Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A. Vote against dual class exchange offers and dual class recapitalizations.

B. Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H. Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I. General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open- ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J. Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case- by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

One River Asset Management, LLC

Proxy Voting Policy

One River’s proxy voting policy is designed to ensure that proxy matters are conducted in the best interest of clients and to identify and address the firm’s conflict of interests on an ongoing basis and make any necessary changes to its proxy voting processes in response to the guidance promptly. One River generally has been delegated the authority and responsibility to vote the proxies of its respective investment advisory clients, including both ERISA and non-ERISA clients and conducts proxy voting with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

One River’s advisory agreements (including the operative documents of the Funds) generally give One River authority to vote proxies received on behalf of its clients. Investors and managed accounts do not have the ability to direct proxy votes. The proxy voting policies and procedures contained in this manual will apply solely to clients for which One River has the authority and responsibility to vote proxies.

It should be noted that based upon One River’s investment strategy it is expected that no proxy voting will be required under this section. Notwithstanding that fact, One River will follow these procedures when proxy voting is required.

In all circumstances, One River will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from One River’s policies and procedures. Alternatively, an investment adviser and its client may agree that the investment adviser will abstain from voting any proxies at all or focus only on certain proposals based on the client’s preferences. Additionally, a copy of the written policies and procedures is available to clients upon request.

Background

Rule 206(4)-6 and Rule 204-2 under the Advisers Act address an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. The rules require an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, to disclose to client’s information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. The rules also require advisers to maintain certain records relating to proxy voting. The rules are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how proxies are voted. The adopting release for the Proxy Rule emphasizes that the policies and procedures that an investment adviser adopts must address how the adviser resolves any conflicts of interest that could arise in voting client proxies.

Responsibility

All proxies received by One River (on behalf of the Clients) will be provided to the CCO.

Procedure

The duty of care requires an adviser with voting authority to monitor corporate actions and vote client proxies. Therefore, all proxies received by One River (on behalf of the Funds) will be provided to the CCO, and One River employees will make an effort to carbon copy the CCO on all proxy voting materials and communications

· Voting Client Proxies

o A written record of each proxy received by One River will be kept in One River’s files;

o The CCO, or his designee, will ensure that the Portfolio Manager is provided with the following:

▪ A copy of the proxy;

▪ The number of votes controlled by each fund; and

▪ The deadlines that such proxies need to be completed and returned.

o Prior to voting any proxies, the Portfolio Manager will determine if there are any conflicts of interest related to the proxy in question.

▪ If a conflict is identified, One River will then make a determination as to whether the conflict is material in accordance with the general guidelines outlined in Resolving Conflicts of Interest below.

▪ If no material conflict is identified, the Portfolio Manager will make a decision on how to vote the proxy and the CCO, or his designee, will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

· Resolving Conflicts of Interest

o Should One River determine a material conflict of interest exist it will take steps to ensure and demonstrate that those steps result in a decision to vote the proxies based on the client’s best interest. This examination will include (but will not be limited to) an evaluation of whether One River (or any affiliate of One River) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a fund.

▪ It is noted that One River’s Code of Ethics prevents One River employees from having personal ownership of fund portfolio companies (outside of investments in ETFs or pre-approval by the CCO, or designee), and One River monitors compliance with its Code of Ethics at least quarterly.

o If a conflict is identified and deemed “material”, the CCO or such other designee will determine whether voting in accordance with the proxy Voting Guidelines outlined below is in the best interest of the affected Funds. As applicable, One River may consider utilizing a third party to vote such proxies.

o With respect to material conflicts, One River will determine whether it is appropriate to disclose the conflict to clients and give such client the opportunity to vote the proxies in question themselves. It is noted that if a fund is subject to the requirements of ERISA, and an ERISA client has, in writing, reserved the right to vote proxies when One River has determined that a material conflict exists that does affect its best judgement as a fiduciary, One River will:

▪ Give the ERISA client the opportunity to vote the proxies in questions themselves; or

▪ Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA client (if any).

· Voting Guidelines

o In the absence of specific voting guidelines mandated by a particular client, One River will endeavor to vote proxies, or in certain circumstances abstain from voting, in the best interests of each client. One River will always try to vote the proxies of fund; however, One River does not have a set of strict voting guidelines that would force it to vote one way or another. One River follows its own business judgment to fit the specific situation.

· Disclosures and Recordkeeping

o Under Rule 204-2, as amended, One River will retain and make available to clients (Rule 206(4)-6), upon written request:

▪ One River’s proxy voting policies and procedures;

▪ Proxy statements received regarding client securities;

▪ Records of votes they cast on behalf of clients;

▪ Records of client requests for proxy voting information; and

▪ Any documents prepared by One River that were material to making a decision on how to vote, or that memorialized the basis for the decision.

o One River also discloses in its marketing and ADV reporting information regarding its proxy voting policies.

PSAM PROXY VOTING POLICIES AND PROCEDURES

Background

PSAM has the authority to vote proxies relating to securities held by its Clients (i.e., the Hedge Funds and Managed Accounts). In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.” Rule 206(4)-6 is supplemented by Investment Advisers Act Release No. 5325 (September 10, 2019) (“Release No. 5325”), which contains guidance regarding the proxy voting responsibilities of investment advisers under the Advisers Act. Among other subjects, Release No. 5325 addresses the oversight of proxy advisory firms by investment advisers.

Rule 206(4)-6 of the Investment Advisors Act of 1940 (the “Proxy Rule”) requires that an advisor that exercises voting authority over client securities:

• adopt and implement written policies and procedures for voting client proxies that are reasonably designed to ensure that the advisor votes client securities in the best interest of its clients, and describes how the advisor addresses material conflicts of interest that may arise between the advisor and its clients;

• disclose to its clients how they may obtain information on how the advisor voted their proxies;

• describe its proxy voting procedures to its clients and provide copies upon request; and

• maintain certain records relevant to proxy voting under Rule 204-2(c)(2).

Policies and Procedures for Voting Proxies

1. Overview

PSAM has retained the proxy research and voting services of Institutional Shareholder Services Inc. (“ISS”) to assist PSAM in:

• meeting our proxy voting obligations;

• reasonably ensuring that proxy votes are voted in our Clients’ best interest;

• avoiding possible conflicts of interest in connection with proxy voting; and

• increasing the efficiency of voting proxies.

ISS is an independent proxy voting firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters, and making voting recommendations intended to maximize shareholder value. ISS provides PSAM with analytical summaries and final vote recommendations for domestic and foreign proxy matters. PSAM is advised that ISS has written policies and procedures to manage potential conflicts of interest and, to ensure ISS’s independence from its affiliate’s business that provides services to the corporate issuer community on corporate governance matters, ISS maintains a firewall (legal, physical and technological) that separates ISS’s proxy advisory business from the business of such affiliate.

As a general matter, PSAM believes that ISS is in the best position to make proxy vote recommendations that are in the best interests of Clients in light of the dedicated resources and expertise of ISS. PSAM also believes that ISS is a more cost effective alternative to handle proxy voting (e.g., conducting research and analysis on proxy matters as well as mechanically voting proxies and retaining records) and is the best way to protect Clients against potential conflicts of interest between PSAM and its Clients.

In light of the above, PSAM’s policy is to vote proxies for Clients generally in accordance with ISS vote recommendations. However, PSAM does retain the right to override ISS vote recommendations where PSAM believes it is particularly important to do so (e.g., when PSAM believes an ISS vote recommendation is at odds with a Client’s specific investment strategy). In situations where PSAM decides to exercise its right to override ISS vote recommendations (or where ISS does not or cannot issue a vote recommendation), PSAM will follow the PSAM Override of ISS Vote Recommendations procedures set out below.

Although PSAM has delegated its proxy voting responsibilities to ISS, PSAM retains final authority and fiduciary responsibility for proxy voting on behalf of its Clients.

For some Clients who may have particular circumstances or regulatory requirements applicable to them, PSAM may vote proxies for such Clients in light of those particular circumstances or requirements (including without limitation, taking into account rules, regulations and guidance pertaining to UCITS, such as those pertaining to the acquisition of voting shares which would enable an investment company to exercise significant influence over the management of an issuing body), and the proxy voting for such Clients may differ from the proxy voting directed for other Clients with differing circumstances.

2. PSAM Override of ISS Vote Recommendations

In situations where PSAM decides to exercise its right to override ISS vote recommendations, PSAM will follow the procedures set out below.

These procedures also will be used in circumstances where ISS does not or cannot provide proxy vote recommendations to PSAM.

A. Conflicts Review by the Chief Compliance Officer

i. The Chief Compliance Officer is responsible for conducting a conflicts of interest review to determine whether there is a material conflict of interest between PSAM and the relevant investment professional involved in the proxy voting matter and relevant Clients. Such conflict will be memorialized on the Proxy Conflicts of Interest Review Form, which is labeled as Exhibit 1.

• Any personal circumstance or relationship of the investment professional or any PSAM circumstance or relationship of which the investment professional is aware that would compromise such investment professional’s objectivity in voting a proxy in the best interests of Clients would constitute a conflict of interest.

• Whether a conflict of interest is “material” will depend on the facts and circumstances of each case.

• The existence of a material conflict of interest for one proxy voting matter will not necessarily constitute a material conflict of interest for other proxy voting matters on the same proxy.

ii. If a material conflict of interest is deemed to exist, the Chief Compliance Officer in consultation with the Chief Investment Officer and/or the Chief Operating Officer will determine appropriate remedial measures, which include but are not limited to abstaining from proxy voting with respect to the particular proxy matter.

• In the event the investment professional has a personal conflict of interest or is aware of a PSAM conflict of interest that is deemed to be material with respect to a proxy voting matter, the Chief Investment Officer and/or the Chief Operating Officer will assign another appropriate investment professional (without a material conflict of interest) with responsibility for handling the proxy voting matter. If no such other investment professional is available (or exists), PSAM will abstain from voting.

• Any Employee that is aware of any actual conflict of interest relevant to, or any attempt to improperly influence, how PSAM or the relevant investment professional votes proxies has a duty to report the existence of the situation to the Chief Compliance Officer.

• If no material conflict of interest is present, PSAM will proceed to vote the proxy in accordance with the relevant investment professional’s vote recommendation. It is possible that with respect to a particular proxy matter, PSAM may vote proxies one way for some Clients and differently for other Clients.

Disclosure of How to Obtain Voting Information

 PSAM provides in Part 2A of its Form ADV appropriate contact information to obtain information on how PSAM voted Client proxies.

Description of Proxy Voting Policies and Procedures and How to Obtain a Copy

PSAM discloses in Part 2A of its Form ADV a summary of its Proxy Voting Policies and Procedures and provides appropriate contact information to request a copy of PSAM’s Proxy Voting Policies and Procedures.

Reviews of Proxy Voting

In connection with PSAM’s annual review pursuant to Rule 206(4)-7, the Chief Compliance Officer will evaluate any changed circumstances relevant to proxy voting and will review both the policies and procedures as well as the disclosures relating to proxy voting and a sample of proxy votes.

Proxy Advisory Due Diligence

PSAM will evaluate any current or proposed proxy advisory firms utilized and periodically update such diligence. PSAM will consider those factors which it deems relevant which may include whether the proxy advisory firm: (1) has sufficient resources; (2) has an effective process for seeking input from issuers; (3) has adequate disclosures as to its methodologies; (4) has adequate policies and procedures to address conflicts of interest; (5) has adequate processes to identify potential factual errors, incompleteness or methodological weakness; and (6) agrees to update PSAM as to any business or policy changes.

Documentation and Recordkeeping

Under Rule 204-2(c)(2), PSAM must retain the following documents for a period of at least five (5) years:

Proxy Policies and Procedures

• Copies of all policies and procedures required by the Proxy Rule.

Proxy Statements

• A copy of each proxy statement received regarding Client securities (a third party, such as ISS, may retain and can be obtained from the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”)).

Voting Records

• A record of each vote cast on behalf of Clients (a third party, such as ISS, may make and retain).

Decision-Making Documents

• A copy of any document created by PSAM that was material to making a decision how to vote proxies or that memorializes the basis for the decision.

Client Requests and Responses

• A copy of each written client request for proxy voting information and a copy of any written response by PSAM to any (written or oral) Client request for information on how PSAM voted proxies on behalf of the requesting Client.

PORTLAND HILL

PROXY VOTING POLICY AND PROCEDURES

Adopted 29 June 2015

VERSION	REASON FOR UPDATE	DATE OF RELEASE	INITIALS
1.1	First publication of the Firm’s Proxy Voting Policy	29 June 2015
1.2	General updates (non-material)	June 2017	YS
1.3	Updates to align proxy voting procedure	April 2018	YS
1.4	General updates regarding ESG alignment	November 2019	GS
1.5	Annual review	November 2020	LC

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Firm has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

All proxies received will be sent to the responsible member(s) at the Firm for voting all proxies (the “responsible member(s)”). The responsible member(s) will:

• Keep a record of each proxy received;

• Forward the proxy to the Portfolio Manager and/or the Head of Research, who make the voting decision in the Firm (hereafter referred to as the “Firm Managers”);

• Determine which accounts managed by the Firm hold the security to which the proxy relates; and

• Provide the Firm Managers with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Firm must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

• Absent material conflicts (see Section IV below), the Firm Managers will determine how the Firm should vote the proxy. The Firm Managers will send its decision on how the Firm will vote a proxy to the responsible member(s) who is/are responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

• The Firm may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the responsible member(s) will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

• Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of clients for which the Firm has proxy voting obligations against a list of votes cast by the Firm or by the Proxy Voting Service for clients) or that the Firm has determined that not voting for a particular client is appropriate.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Firm will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Firm believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

a. Generally, the Firm will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of independent, reputable auditors.

b. Generally, the Firm will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

c. For other proposals, the Firm shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

1. whether the proposal was recommended by management and the Firm's opinion of management;

2. whether the proposal acts to entrench existing management;

3. whether the proposal fairly compensates management, by promoting alignment with past and future performance and protecting long-term shareholder value creation; and

4. whether the proposal reflects the investee company’s commitment and efforts towards ESG considerations.

IV. CONFLICTS OF INTEREST

1. The Compliance Officer will identify any conflicts that exist between the interests of the Firm and its clients. This examination will seek to include a review of the relationship of the Firm and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with it or its client.

2. If a material conflict exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Firm will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of an ERISA client, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies itself. Absent the client reserving voting rights, the Firm will vote the proxies solely in accordance with the policies outlined in Section III, “Voting Guidelines” above.

V. DISCLOSURE

1. The Firm will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Firm voted such client’s proxies. If a client requests this information, the Compliance Officer (or when relevant a Supervised Person) will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon; and (c) how the Firm voted the client’s proxy.

2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Firm’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated. The Compliance Officer (or when relevant a Supervised Person) will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Firm’s Form ADV Part 2) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

The responsible member(s) (or when relevant a Supervised Person) will maintain files relating to the Firm’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. Records of the following will be included in the files:

a. Copies of this proxy voting policy and procedures, and any amendments thereto.

b. A copy of each proxy statement that the Firm receives, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.1

c. A record of each vote that the Firm casts.2

d. A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision.

e. A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies

1 The Firm may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly uponrequest).

2 The Firm may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

RV Capital Management Private Ltd

19.19 PROXY VOTING

19.1.1 General

RV Capital has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that RV Capital complies with the requirements of Rule 206(4)-6 and Rule 204- 2(c)(2) under the Advisers Act, and reflect RV Capital’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to RV Capital’s Proxy Voting Policies and Procedures.

Investments advisers are fiduciaries that owe each of their clients duties of care and loyalty with respect to services undertaken on the client’s behalf, including voting. In particular, where an investment adviser has assumed the authority to vote on behalf of its client, the investment adviser, among other things, must have a reasonable understanding of the client’s objectives and must make voting determinations that are in the best interest of the client. In order for an investment adviser to form a reasonable belief that its voting determinations are in the best interest of the client, it should conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information.

19.19.2  Proxy Voting Policies and Procedures

RV Capital monitors the performance, activities and events related to each investment. When exercising its voting authority over client securities, RV Capital considers such information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. RV Capital votes all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with these Proxy Voting Policies and Procedures and RV Capital’s fiduciary duties to its clients.

RV Capital reviews each proposal submitted for a vote on a case-by-case basis to determine whether it is in the best interest of the client. As a result, depending on the client’s particular circumstances, RV Capital may vote one client’s securities differently than it votes those of another client, or may vote differently on various proposals, even though the securities or proposals are similar (or identical). In some instances, RV Capital may determine that it is in the client’s best interest for RV Capital to “abstain” from voting or not to vote at all, and will do so accordingly.

RV Capital and its client, in establishing their relationship, have the ability to agree to a variety of different proxy voting arrangements, so long as there is full and fair disclosure and informed consent.

19.19.3  Voting Procedures

The following procedures are performed when voting materials are received:

(a) The investment professionals who are responsible for the investment review the current performance, activities and events related to the investment and ensure that RV Capital receives all necessary voting materials.

(b) The investment professionals, after consultation with senior professionals, the Compliance Officer and outside counsel, as appropriate, determine how the securities should be voted.

(c) The investment professionals ensure that the voting materials are completed and returned on time (unless it has been decided that it is in the client’s best interests for RV Capital not to vote on such matter).

19.19.4  Conflicts

Prior to exercising its voting authority, RV Capital, in consultation with senior professionals, the Compliance Officer and outside counsel, as appropriate, reviews the relevant facts and determines whether or not a material conflict of interest may arise due to business, personal or family relationships of the Company, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, RV Capital takes steps to ensure that its voting decision is based on the best interests of the client and is not a product of the conflict. RV Capital may, at its discretion, (A) seek the advice of the applicable advisory board in voting such security (if any); (B) disclose the conflict of interest to the client and defer to the client’s voting recommendation; (C) defer to the voting recommendation of an independent third party provider of proxy voting services; and/or (D) take such other action in good faith (in consultation with RV Capital’s outside counsel) which would serve the best interest of the client. Depending on the particular circumstances involved, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may be similar (or identical).

19.19.5  Disclosure Information

RV Capital will deliver to each client upon written request a complete copy of its Proxy Voting Policies and Procedures and/or information on how it voted proxies for the client.

Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.

Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.

In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.

We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.

Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.

Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.

Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.

Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.

Please see Wellington’s Engagement Policy for more information.

We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The

Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.

The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.

In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.

We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.

We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.

We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

• Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

• Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

• Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

• Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

I. Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.

II. Non-executive director compensation

Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.

We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

III. Severance arrangements

We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

IV. Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).

More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.

As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020,

Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.

STATEMENT OF ADDITIONAL INFORMATION

FRANKLIN K2 LONG SHORT CREDIT FUND
Franklin Alternative Strategies Funds
October 1, 2021

Class A Class C Class R Class R6 Advisor Class

FKLSX  FKLCX  FKLRX  FKLQX  FKLZX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, dated October 1, 2021, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended May 31, 2021, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

Mutual funds, annuities, and other investment products:

• are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

• are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

• are subject to investment risks, including the possible loss of principal.

P.O. Box 997151 Sacramento, CA 95899-7151 (800) DIAL BEN® /342-5236	1	948 SAI 10/21

Goal, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to (1) borrowing and senior securities, see " Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing"; and (2) lending, see " Glossary of Investments, Techniques, Strategies and Their Risks - Corporate Loans, Assignments and Participations" below.

Fundamental Investment Policies

The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements; commodity-linked notes; options on commodities, futures contracts and options on futures contracts with respect to indices or individual commodities or otherwise; and foreign currency transactions, including, without limitation, forward currency contracts and futures contracts or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or

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securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Non-Fundamental Investment Policies

The Fund's goal is to seek total return through a combination of current income, capital preservation and capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Additional Strategies

The Fund seeks to achieve its investment goal by allocating its assets across multiple fixed income and credit strategies or “alternative” strategies, including, but not limited to, some or all of the following: Credit Long Short, Structured Credit, Diversified Fixed Income and Emerging Market Fixed Income, each of which is described in the Fund’s prospectus. The Fund is structured as a multi-manager fund and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (K2 Advisors), allocates the Fund’s assets among multiple sub-advisors who, as of the date of this SAI, are unaffiliated with K2 Advisors and who will implement one or more fixed income and credit strategies (Sub-Advisors).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit-related investments. For purposes of this 80% policy, “credit-related investments” include, but are not limited to: U.S. or foreign debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; and derivatives, such as swap agreements, futures contracts and options, and other transactions and instruments that provide exposure to credit-related investments. Shareholders will be given at least 60 days’ advance written notice of any change to the 80% policy.

In trying to achieve its investment goal, the Fund may also invest, either directly or indirectly in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks,” which also describes the risks associated with these investment policies. The Fund may or may not use all of these techniques at any one time. Unless the context otherwise requires, references under "Glossary of Investments, Techniques, Strategies and Their Risks" in this SAI to the investment manager also apply to the Sub-Advisors.

In addition, the Fund may invest, buy or engage in:

• currency forwards

• currency and interest rate/bond futures

• options, including options on: indices, individual securities, currencies, exchange-traded funds ("ETFs"), interest rate/bond futures, interest rate swaps and credit default swaps

• options on complex alternative and fixed income exchange-traded funds (ETFs).

• currency, interest rate, credit default (single name and index) and fixed income and equity total return swaps

• collateralized debt obligations

The Fund may:

• invest in equity securities, including common and preferred stock, rights and warrants

• invest in ETFs

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and S&P® Global Ratings (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment

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that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Asset-backed securities Asset-backed securities represent interests in a pool of loans, leases or other receivables. The assets underlying asset-backed securities may include receivables on home equity loans, credit card loans, and automobile, mobile home and recreational vehicle loans and leases and other assets. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and may have adjustable interest rates that reset at periodic intervals.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support (if any) provided to the securities. Credit support for asset-backed securities is intended to lessen the effect of failures by obligors (such as individual borrowers or leasers) on the underlying assets to make payments. Credit support generally falls into two categories: (i) liquidity protection; and (ii) protection against losses from the default by an obligor on the underlying assets.

Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, intended to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor can enhance the likelihood of payments of the obligations on at least some of the assets in the pool. Protection against losses from default may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties. Alternatively, this protection may be provided through various means of structuring the transaction, or through a combination of these approaches.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets should be borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees).

The degree of credit support provided is generally based on historical information about the level of credit risk associated with the underlying assets. Historical information may not adequately reflect present or future credit risk. Delinquencies or losses in excess of those anticipated could occur and could adversely affect the return on an investment in the securities. There is no guarantee that the type of credit support selected will be effective at reducing the illiquidity or losses to investors in the event of certain defaults. Where credit support is provided by a third party, the Fund will be exposed to the credit risk of that third party in addition to the credit risk of the issuer or sponsor of the asset-backed security and the underlying obligors.

Asset-backed securities also have risk due to a characteristic known as early amortization, or early payout, risk. Built into the structure of certain asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include, among other things: a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or the bankruptcy of the issuer or sponsor. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible. Prepayment risk also arises when the underlying obligations may be satisfied or "prepaid" before due. Certain asset-backed securities backed by automobile receivables may be affected by such early prepayment of principal on the underlying vehicle sales contract. When amortization or prepayment occurs, the Fund may have to reinvest the proceeds at a rate of interest that is lower than the rate on the existing asset-backed security. In addition, the Fund may suffer a loss if it paid a premium for the asset-backed security as cash flows from the early amortization reduce the value of the premium paid.

Alternatively, if prepayments occur at a slower rate than the investment manager expected, or if payment on the underlying assets is delayed or defaulted upon, the Fund will experience extension risk.

The income received by the Fund on an asset-backed security generally fluctuates more than the income on fixed income debt securities. This is because asset-backed securities are usually structured as pass-through or pay-through securities (similar to mortgage-backed securities and collateralized mortgage obligations). Cash flow generated by payments on the underlying obligations in these structures is shared with the investor as it is received. The rate of payment on asset-backed securities generally depends on the rate of principal and interest payments received on the underlying assets. Payments on underlying assets will be affected by various economic and other factors that shape the market for those underlying assets. Therefore, the income on asset-backed securities will be difficult to predict, and actual yield to maturity will be more or less than the anticipated yield to maturity.

Asset-backed securities have certain risks that stem from the characteristics of the underlying assets. For example, asset-

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backed securities do not have the benefit of the same type of security interests in the underlying collateral that mortgage-backed securities have, and there may be a limited ability to enforce any security interests that exist. Credit enhancements provided to support asset-backed securities, if any, may be inadequate to protect investors in the event of default. For example, credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance, which can negatively affect the yield and/or value of related asset-backed securities. Issuers of asset-backed securities for which automobile receivables are the underlying assets may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to sales of vehicles following their repossession and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of bankruptcy and insolvency laws, or other factors. The absence of, or difficulty enforcing, such security interests in the underlying assets may result in additional expenses, delays and losses to the Fund. The Fund's exposure to the credit risk of the credit support provider will also be greater if recourse is limited to the credit support provider in the event of widespread defaults on the underlying obligations.

In addition to consumer asset-backed securities, the Fund may also invest in asset-backed securities that represent interests in commercial loans, leases or receivables, such as asset-backed securities where the underlying assets are trade receivables, loans or leases on aircraft equipment or other commercial equipment. Commercial asset-backed securities are subject to the same risks as discussed above, and may be subject to additional risks related to the volatility of, the supply and demand dynamics in, or other changes to the market or industry of the underlying securities. In addition, additional risks are inherent in commercial asset-backed securities due to the potential depreciation of the underlying collateral (for example, the aircrafts themselves in an asset-backed security that represents aircraft leases) and the risks of the countries or geographical regions in which the underlying securities are traded or where the collateral is used. Commercial asset-backed securities may also be less liquid and harder to sell than consumer asset-backed securities, as the market for such securities is not as broad.

Bank obligations Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if

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such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets. Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Callable securities Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small

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additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Collateralized debt obligations Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.

Common varieties of CDOs include the following:

Collateralized loan obligations. Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations. Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI, principally counterparty risk.

CDOs are similar in structure to collateralized mortgage obligations, described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during periods of market volatility. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional

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losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk) described elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Convertible securities A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Enhanced convertible securities. In addition to "plain vanilla" convertible securities, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include mandatory convertible securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may

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have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Synthetic convertible securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income payments in the form of interest or dividends and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price (or to receive cash, in the case of stock index options). Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible instruments may also include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments.

In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its debt security component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Although the investment manager expects normally to create synthetic convertible securities whose two components provide exposure to the same issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a debt security with a call option on a stock index. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase the Fund's credit risk and valuation risk.

Corporate Loans, Assignments and Participations

Corporate loans. Corporate loans typically are structured and negotiated by a group of financial institutions and other investors, including in some cases, the Fund, that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan's principal. Such corporate loans often pay interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may invest in corporate loans directly at the time of the loan's closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit term loans, delayed draw term loans and receivables purchase facilities.

With LIBOR expected to be discontinued by the end of 2021 (or 2023 for certain reference rates), the loan market will undergo a significant change in the benchmark that forms a key component of loan returns. Concerted industry efforts are underway to identify and establish a replacement rate to LIBOR. At this point, it is unclear what form this replacement rate will take, and whether it will mirror the risk and return profile of LIBOR. While this work is ongoing, agent banks have included provisions in documents in the current market that allow them to replace the rate with less or no affirmative consent from lenders, which could potentially change the income that investors receive. For further information on the upcoming transition from LIBOR, see “LIBOR Transition” below.

The Fund limits the amount of total assets that it will invest in any one issuer. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In loan participations, a bank or other lending institution serves as financial intermediary between the Fund and the borrower, the participation may not shift to the Fund the direct debtor-creditor relationship with the borrower. In this case, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or

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intermediaries engaged in the same industry, even if the underlying borrowers represent different companies and industries.

Negotiation and administration of loans. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders and other investors. This means that the lenders and other investors, which may include other Franklin Templeton funds and accounts, participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders and other investors often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases other investors, including investment companies such as the Fund. Typically, the Fund will not act as the sole negotiator or sole investor for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders and other investors; this lender is referred to as the Agent Bank.

Three ways to invest in corporate loans. The Fund may invest in corporate loans in any of three ways. The Fund may: (i) make a direct investment by purchasing an assignment of part or all of a corporate loan; (ii) make an indirect investment by purchasing a participation interest in a corporate loan; or (iii) make a direct investment in a corporate loan by participating as one of the initial investors. Participation interests are interests sold by a lender or other holders of participation interests, which usually represent a fractional interest in a corporate loan. An assignment represents a direct interest in a corporate loan or portion of a corporate loan previously owned by a different investor. Unlike where the Fund purchases a participation interest, the Fund will generally become an investor for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. Assignments of corporate loans. If the Fund purchases an assignment of a corporate loan, the Fund will assume the position of the original investor. The Fund will have the right to receive payments directly from the corporate borrower and to enforce its contractual rights directly against the corporate borrower. The purchase may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan rather than a discounted rate.

2. Participation interests in corporate loans. In contrast to the purchase of an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund considers an investment in corporate loans through the purchase of participation interests, its investment manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants. Additionally, the Fund will consider that there may be limitations on the Fund's ability to vote on amendments to the borrower's underlying loan agreement.

3. Direct investments in corporate loans. When the Fund invests as an initial investor in a new corporate loan, the investment may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan, which incorporates the discount.

Because secondary purchases of loans may be made at par, at a premium from par or at a discount from par, the Fund's return on such an investment may be lower or higher than it would have been if the Fund had made a direct initial investment. While loan participations generally trade at a discount, the Fund may buy participations trading at par or at a premium. At certain times when reduced opportunities for direct initial investment in corporate loans may exist, however, the Fund may be able to invest in corporate loans only through participation interests or assignments.

Loan participations. Loan participations may enable the Fund to acquire an interest in a corporate loan from a borrower, which it could not do directly. Because the Fund establishes a direct contractual relationship with the lender or Participant, the Fund is subject to the credit risk of the lender or Participant in addition to the usual credit risk of the corporate borrower and any Agent Bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund might not benefit directly from the collateral supporting the underlying corporate loan. If the Intermediate Participant becomes insolvent, payments of principal and/or interest may be held up or not paid by such Participant or such Participant may not have the resources to assert its and the Fund's rights

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against the corporate borrower. Similar risks may arise with respect to the Agent Bank.

Obligations to make future advances. Certain revolving credit facility corporate loans (revolvers) and some types of delayed draw loans require that the lenders and other investors, including the Fund, and Intermediate Participants make future advances to the corporate borrower at the demand of the borrower. Other continuing obligations may also exist pursuant to the terms of these types of corporate loans. If the Fund's future obligations are not met for any reason, including the failure of an Intermediate Participant to fulfill its obligations, the Fund's interests may be harmed.

Delayed draw term loans. Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding. The borrower pays a fee during the commitment period. Because these loans involve forward obligations, they are subject to the Fund's asset segregation policies.

Prefunded L/C term loan. A prefunded L/C term loan (Pre L/C Loan) is sometimes referred to as a funded letter of credit facility. For these loans, the Agent Bank (or another bank) issues letters of credit (each letter, an L/C) to guarantee the repayment of the borrowings by the borrower, as the ultimate debtor under these loans. Each lender or other investor, such as the Fund, transfers to the Agent Bank the amount of money the lender or other investor, has committed under the Pre L/C Loan agreement. The Agent Bank holds the monies solely to satisfy the lenders' or other investors' obligations under the loan agreement.

Whenever the borrower needs funds, it draws against the Pre L/C Loan. Consequently, the lenders or other investors do not have to advance any additional monies at the time the borrower draws against the Pre L/C Loan. To the extent that the borrower does not draw down these monies as borrowings during the term of the Pre L/C Loan, the Agent Bank invests these monies as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR. This interest is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders or other investors interest at a rate equivalent to the fully drawn spread plus a benchmark rate, usually LIBOR. The borrower pays this interest during the term of the loan whether or not the borrower borrows monies from the amounts held and invested by the Agent Bank. The principal and any unpaid accrued interest will be returned to the lenders and other investors upon termination of the Pre L/C loan (and upon satisfaction of all obligations).

The risks of investing in corporate loans include all the general risks of investing in debt securities. For example, investments in corporate loans are exposed to the credit risk of the borrowing corporation and any Intermediate Participants, the valuation risk of pricing corporate loans and collateral, and the illiquidity risk associated with holding unregistered, non-exchange traded securities. There are also additional risks associated with an investment in corporate loans, including those described below.

Additional credit risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Insufficient collateral. The terms of most senior secured corporate loans and corporate debt securities in which the Fund invests generally provide that the collateral provided by the corporate borrower have a fair market value at least equal to 100% of the amount of such corporate loan at the time of the loan. The investment manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. The collateral may consist of various types of assets or interests including working capital assets, such as accounts receivable or inventory, tangible fixed assets, such as real property, buildings and equipment, tangible or intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners or other parties may provide additional security.

The Fund may encounter difficulty valuing the collateral, especially less tangible assets. The value of the collateral may decline following investment by the Fund in the corporate loan. Also, collateral may be difficult to sell or liquidate and insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar

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laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans. This order could make repayment of the corporate loans in part or in full less likely. The court could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against a member of the lending syndicate as an underwriter or the borrower as an issuer.

Lack of publicly available information and ratings. Corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities; however, the investment manager will not invest in a loan if, in its judgment, it does not have enough information on the loan to satisfy its due diligence standards.

Non-public information and limitations on its use. From time to time, the investment manager, on behalf of the Fund, may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the investment manager, on behalf of the Fund, elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, the Fund might be unable to enter into a transaction in a security of that borrower, when it would otherwise be advantageous to do so.

Liquidity of corporate loans. The investment manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the investment manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The investment manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.
No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Risks based on Agent Banks and/or Intermediate Participants. The Agent Bank typically administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The Agent Bank then distributes these payments to all lenders and other investors that are parties to the corporate loan or own participation interests therein. The Fund will not act as an Agent Bank under normal circumstances. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services and this could create an incentive for the Agent Bank to exercise its discretion to the advantage of the corporate borrower to a greater extent than might otherwise be the case. Such compensation may include special fees paid at the start of corporate loans and fees paid on a continuing basis for ongoing services.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. Asserting the Fund's legal rights against the Agent Bank or Intermediate Participant could be expensive and result in the delay or loss to the Fund of principal and/or interest payments.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment

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on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Covenants and covenant lite loans and debt securities. Some covenant lite loans may be in the market from time to time which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Bridge financings. The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing (Bridge Loans) to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a Bridge Loan facility. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be unsecured or under-secured. Bridge Loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, Bridge Loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge Loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the Bridge Loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, Bridge Loans may result in or lead to longer-term or permanent indebtedness.

Debtor-in-possession financings. The Fund may also invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that has been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code. A DIP financing can be secured by a senior lien on the debtor’s unencumbered assets, or encumbered assets which would allow the existing senior lien holders to maintain at least the same lien position as the pre-petition secured debt. DIP financings are often required to close in a rapid manner in order for the debtor to continue ongoing operations and satisfy existing creditors. Additionally, a DIP financing may be “rolled” into exit financing which enable the issuer to emerge from bankruptcy.

Credit-linked notes (CLNs) CLNs are typically set-up as a "pass-through" note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers.

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However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Credit-linked securities Credit-linked securities, which may be considered to be a type of structured investment, are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go in to default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the securities to be interested in bidding for them. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks.

Debt securities - general description In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds. A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time,

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usually a period of more than five years, at a specified interest rate.

Commercial paper. Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures. A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes. A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the Fund's portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted debt securities If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund may incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities is generally considered speculative and may expose the Fund to similar risks as an investment in high-yield debt.

The Fund may buy defaulted debt securities. The Fund is also not required to sell a debt security that has defaulted if the applicable sub-advisor believes it is advantageous to continue holding the security.

Depositary receipts Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits

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and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivative instruments Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a "reference instrument") and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used for “hedging,” which means that they may be used when the investment manager seeks to protect the Fund's investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund's portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the investment manager's ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under "Borrowing" in this SAI.

Exclusion of investment manager from commodity pool operator definition. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in

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exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when the Fund’s investment manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the Fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the Fund’s investment manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.

At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a CPO.

Risks of currency forward contracts. The successful use of these transactions will usually depend on the investment manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security,

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currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Credit index futures. Credit index futures are exchange-traded contracts whereby a Fund agrees to buy or sell a specified quantity of an underlying credit default swap on an index at a specified price at a specified later date. Like other futures contracts, credit index futures trade on centralized, regulated exchanges (requiring daily margining through a central clearinghouse). Although some futures contracts by their terms require the actual delivery or acquisition of the underlying reference asset, credit index futures require cash settlement at maturity. The purchase or sale of credit index futures will therefore allow a Fund to obtain long or short exposure to credit default swaps on indices without having to enter into the underlying swap agreements. Credit index futures generally have the same uses and are subject to the same risks as futures contracts and credit default swaps, described herein. For more information about credit default swaps specifically, see “Credit default swaps” below.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a

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futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase

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(call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see "Options" below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a

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protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the investment manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased

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options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (OTC) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund's obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate (for example, the London Interbank Offered Rate (LIBOR)), a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and its investment manager is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Fund’s investment manager is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that its investment manager will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is

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unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund's obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total

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net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The "buyer" of protection in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a payment by the "seller" that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that

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there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars. Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including any derivative transaction obligations. These actions could also have an adverse effect on the Fund’s currency transactions or cause the Fund’s hedging positions to be rendered useless.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party's obligation is based on an interest rate fixed to maturity while the other party's obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money.

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Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund's exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund's exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Fixed income total return swaps. A fixed income total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds).

Equity total return swaps. An equity total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the

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premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s investment manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund's swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional

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recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a Combined Transaction) when, in the opinion of the investment manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher

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margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity securities Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Equity access products. An equity access product is an instrument used by investors to obtain exposure to equity investments, including common stocks, in a local market where direct ownership of equity securities is not permitted or is otherwise restricted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to a particular issuer in that market or to that market as a whole through an equity access product. An equity access product derives its value from a group of underlying equity securities and is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly. Conversely, investors will not normally lose more than they would have lost had they invested in the underlying securities directly. In addition to providing access to otherwise closed equity markets, equity access products can also provide a less expensive option to direct equity investments (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. Examples of equity access products include instruments such as participatory notes, low exercise price options, low exercise price warrants and similarly-structured instruments that may be developed from time to time.

The purchase of equity access products involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the equity access product (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the equity access product, also known as counterparty risk. While the holder of an equity access product is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity access products are typically also not traded on exchanges, are privately issued, and may be illiquid. To the extent an equity access product is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of equity access products will equal the value of the underlying equity securities they seek to replicate. Unlike a direct investment in equity securities, equity access products typically involve a term or expiration date, potentially increasing the Fund's turnover rate, transaction costs, and tax liability.

Equity access products are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Fund's fundamental investment policy of not investing more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of an equity access product.

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Pursuant to the terms of the equity access product, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

Small capitalization companies. The Fund may invest in securities issued by small capitalization companies. Historically, small capitalization company securities have been more volatile in price than larger capitalization company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small capitalization companies to changing economic conditions.

In addition, small capitalization companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Small and mid capitalization companies. Market capitalization is defined as the total market value of a company's outstanding stock. Small capitalization companies are often overlooked by investors or undervalued in relation to their earnings power. Because small capitalization companies generally are not as well known to the investing public, and may have less of an investor following and may grow more rapidly than larger capitalization companies, they may provide greater opportunities for long-term capital growth. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound. Mid capitalization companies may offer greater potential for capital appreciation than larger capitalization companies, because mid capitalization companies are often growing more rapidly than larger capitalization companies, but tend to be more stable and established than small capitalization or emerging companies.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some funds’ performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

To the extent that the Fund may invest in small capitalization companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies.

Financial services companies risk. To the extent that the Fund invests its assets in investments of financial services companies, the Fund’s investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company’s ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

In response to the recent economic instability, the United States and other governments have taken actions designed to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. Moreover, the implications of government ownership interests in financial institutions, by virtue of aging distressed assets, is unforeseeable.

In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change, as existing distinctions between financial segments become less clear. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a changing regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by events such as man-made and natural disasters (including weather catastrophe and terrorism). Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to

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collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Direct equity investments. The Fund may invest in direct equity investments that the investment manager expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund's other illiquid investments, comply with the Fund's investment restriction on illiquid securities.

In most cases, the Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The investment manager anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund's investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund's direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company under U.S. tax law.

Direct equity investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Equity-linked notes Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. The Fund only invests in ELNs for which the underlying securities are permissible investments pursuant to the Fund’s investment policies and restrictions. For purposes of the Fund's fundamental investment policy of not investing more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying reference securities and not the industry of the issuer of an ELN.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semi-annually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on the Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.

ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated.

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The Fund’s successful use of ELNs will usually depend on the investment manager’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. If the investment manager is not successful in anticipating such price movements, the Fund’s performance may be worse than if the investment manager did not use an ELN at all.

In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.

The Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange-traded ELNs available, although these products may be thinly traded.

ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.

Exchange-traded notes The Fund may invest in exchange-traded notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Foreign securities For purposes of the Fund's prospectus and SAI, "foreign securities" refers to non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income (including capital gains or other amounts), taxation on a retroactive basis, sudden or unanticipated changes in foreign tax laws, financial transaction taxes, denial or delay of the realization of tax treaty benefits, payment of foreign taxes not available for credit or deduction when passed through to shareholders, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends

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and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

On January 31, 2020, the United Kingdom (UK) left the European Union (EU). There is considerable uncertainty about the consequences of that departure, including uncertainty about the economic effects and results of trade negotiations between the UK and the EU. The negative impact of the UK's departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets. Investments in issuers domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness

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or resources as those in developed markets; and (ix) the possibility that when favorable economic developments occur in some developing market countries, such developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. For example, the Public Company Accounting Oversight Board (PCAOB) has warned that positions taken by Chinese authorities impair the PCAOB's ability to conduct inspections and investigations of the audits of public companies with China-based operations. The PCAOB's impaired ability to oversee PCAOB-registered audit firms in China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact the

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Fund's investments in such companies. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

There may be significant obstacles to obtaining information necessary for investigations into potential legal claims or litigation against emerging market issuers and investors such as the Fund may experience difficulty in enforcing legal claims related to investments in the securities of such issuers. The SEC and other U.S. regulatory authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company directors and officers, in certain emerging markets, including China. Accordingly, investor protection and legal recourse may be limited with respect to the Fund's investments in emerging markets.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign corporate debt securities.   Foreign corporate debt securities, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be purchased to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are foreign bonds issued and traded in countries other than the country and currency in which the bond was denominated. Eurobonds generally trade on a number of exchanges and are issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a single payment for the entire principal at maturity with semiannual interest payments. Yankee bonds are bonds denominated in U.S. dollars issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial

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instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Foreign governmental and supranational debt securities. Investments in debt securities of governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

High-yield debt securities High-yield or lower-rated debt securities (also referred to as "junk bonds") are securities that have been rated below the top four rating categories (e.g., BB or Ba and lower) by one or more independent rating organizations such as Moody's or S&P and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the investment manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such

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securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund's ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The investment manager will carefully review the issuer's credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a

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price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s board of trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Inflation-indexed securities Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.

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Interfund lending program Pursuant to an exemptive order granted by the SEC (Lending Order), the Fund has the ability to lend money to, and borrow money from, other Franklin Templeton funds for temporary purposes (Interfund Lending Program) pursuant to a master interfund lending agreement (Interfund Loan). Lending and borrowing through the Interfund Lending Program provides the borrowing fund with a lower interest rate than it would have paid if it borrowed money from a bank, and provides the lending fund with an alternative short-term investment with a higher rate of return than other available short-term investments. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Fund may only participate in the Interfund Lending Program to the extent permitted by its investment goal(s), policies and restrictions and only subject to meeting the conditions of the Lending Order.

The limitations of the Interfund Lending Program are described below and these and the other conditions of the Lending Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending and borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one business day’s notice, in which case the borrowing fund may have to utilize a line of credit, which would likely involve higher rates, seek an Interfund Loan from another fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending fund or force the lending fund to borrow or liquidate securities to meet its liquidity needs.

Under the Interfund Lending Program, the Fund may borrow on an unsecured basis through the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund Loan exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default by the Fund occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call would be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

In addition, no fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, either through the sale of portfolio securities or the net sales of the fund’s shares, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

Investment company securities The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The

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Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Registered investment companies in general. The Fund may invest in other registered investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

The Fund will not acquire shares of other affiliated or unaffiliated open-end mutual funds, ETFs, or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

Closed-end funds. The shares of a closed-end fund typically are bought and sold on an exchange. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, variable rate preferred securities or reverse-repurchase agreements. The Fund may invest in debt securities issued by closed-end funds, subject to any quality or other standards applicable to the Fund's investment in debt securities. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments.

Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the net asset value of the securities held by the closed-end fund. The premium or discount that the share prices represent versus net asset value may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Exchange-traded funds. The Fund may invest in exchange-traded funds (ETFs). Most ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. There are also actively managed ETFs that are managed similarly to other investment companies.

ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The shares of an ETF may also be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to creation units, are generally purchased and sold in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has similar risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

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Investment grade debt securities Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Generally, a higher rating indicates the rating agency’s opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

LIBOR Transition The Fund may invest in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”) announced its intention to cease sustaining the LIBOR after 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (SOFR). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Master limited partnerships The Fund may invest in equity securities of master limited partnerships (MLPs), and their affiliates. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. The general partner also generally receives a larger portion of the net income as incentive. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are often required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (MQD) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

MLP subordinated units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

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MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP convertible subordinated units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP preferred units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP general partner or managing member interests. The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Limited liability company common units. Some companies in which the Fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

MLP affiliates and I-Units. The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The

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Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I Units in an amount equal to the cash distributions received by common unit holders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

There are also certain tax risks undertaken by the Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Also, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Securities of distressed companies The Fund also seeks to invest in the securities of distressed companies. The Fund may from time to time participate in such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. In addition to typical equity and debt investments, the Fund's investments in distressed companies may include participations and trade claims, as further described under "Corporate Loans, Assignments and Participations" and "Trade Claims."

Mortgage securities

Overview of mortgage-backed securities. Mortgage-backed securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which "pass-through" when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Other issuers of mortgage-backed securities include commercial banks and other private lenders. Trading in mortgage-backed securities guaranteed by a governmental agency, instrumentality or sponsored enterprise may frequently take place in the to-be-announced (TBA) forward market. On June 3, 2019, under the FHFA's “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”) in place of their separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities. See “When-issued, delayed delivery and to-be-announced transactions” below.

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Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. Ginnie Mae's guarantees are backed by the full faith and credit of the U.S. government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (PCs), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but the U.S. government has no legal obligation to do so, and no assurance can be given that the U.S. government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Private mortgage-backed securities. Issuers of private mortgage-backed securities, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund's quality standards. The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic,

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political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Policies," by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Other mortgage securities. Mortgage securities may include interests in pools of (i) reperforming loans, meaning that the mortgage loans are current, including because of loan modifications, but had been delinquent in the past and (ii) non-performing loans, meaning that the mortgage loans are not current. Such mortgage securities present increased risks of default, including non-payment of principal and interest.

Additional risks. In addition to the special risks described below, mortgage securities are subject to many of the same risks as other types of debt securities. The market value of mortgage securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities differ from conventional debt securities in that most mortgage securities are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled payments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may have less potential for capital appreciation as interest rates decline and may be less effective than other types of U.S. government or other debt securities as a means of "locking in" long-term interest rates. In general, fixed rate mortgage securities have greater exposure to this "prepayment risk" than variable rate securities.

An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be taxable as ordinary income. Regulatory, policy or tax changes may also adversely affect the mortgage securities market as a whole or particular segments of such market, including if one or more government sponsored entities, such as Fannie Mae or Freddie Mac, are privatized or their conservatorship is terminated.

Guarantees. The existence of a guarantee or other form of credit support on a mortgage security usually increases the price that the Fund pays or receives for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund's investment or protection against prepayment or other risks. The market price and yield of the mortgage security at any given time are not guaranteed and likely to fluctuate.

Sector focus. The Fund's investments in mortgage securities may cause the Fund to have significant, indirect exposure to a given market sector. If the underlying mortgages are predominantly from borrowers in a given market sector, the mortgage securities may respond to market conditions just as a direct investment in that sector would. As a result, the Fund may experience greater exposure to that specific market sector than it would if the underlying mortgages came from a wider variety of borrowers. Greater exposure to a particular market sector may result in greater volatility of the security's price and returns to the Fund, as well as greater potential for losses in the absence or failure of a guarantee to protect against widespread defaults or late payments by the borrowers on the underlying mortgages.

Similar risks may result from an investment in mortgage securities if the underlying real properties are located in the

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same geographical region or dependent upon the same industries or sectors. Such mortgage securities will experience greater risk of default or late payment than other comparable but diversified securities in the event of adverse economic, political or business developments because of the widespread affect an adverse event will have on borrowers' ability to make payments on the underlying mortgages.

Adjustable rate mortgage securities (ARMS) ARMS, like traditional fixed rate mortgage-backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable interest rate may be passed-through or otherwise offered on certain ARMS. The interest obtained by owning ARMS (and, as a result, the value of the ARMS) may vary monthly as a result of resets in interest rates and/or principal repayment rates of any of the mortgage loans that are part of the pool of mortgage loans comprising the ARMS. Investing in ARMS may permit the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.

The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. Some adjustable rate mortgage loans have fixed rates for an initial period, typically three, five, seven or ten years, and adjust annually thereafter. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.

In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.

As a result, ARMS generally also have less risk of a decline in value during periods of rising interest rates than traditional long-term, fixed-rate mortgage-backed securities. However, during such periods, this reset lag may result in a lower net asset value until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. See “Caps and floors.” Additionally, borrowers with adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn may increase their rate of late payments and defaults.

Because an investor is "locked in" at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS' price to changes in interest rates tends to increase along with the length of the interval. To the extent the Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, the Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do.

Caps and floors. The underlying mortgages that collateralize ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Fluctuations in interest rates above the applicable caps or floors on the ARMS could cause the ARMS to "cap out" and to behave more like long-term, fixed-rate debt securities.

Negative amortization. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to

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the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs Some mortgage-backed securities known as collateralized mortgage obligations (CMOs) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other mortgage-backed securities such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a "residual" which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional mortgage-backed security also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed securities generally, be it credit risk, prepayment or extension risk, interest rate risk, income risk, market risk, illiquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional mortgage-backed securities that have been issued, guaranteed or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as ARMS do. These adjustable rate classes are known as "floating-rate CMOs" and are subject to most risks associated with ARMS. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the interest rate. These caps, similar to the caps on ARMS, limit the Fund's potential to gain from rising interest rates and increasing the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on

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CMOs issued or guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

CMO and REMIC Residuals. The residual in a CMO or REMIC structure is the interest in any excess cash flow generated by the mortgage pool that remains after first making the required payments of principal and interest to the other classes of the CMO or REMIC and, second, paying the related administrative expenses and any management fee of the issuer. Each payment of such excess cash flow to a holder of the related CMO or REMIC residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO or REMIC will depend on, among other things, the characteristics of the mortgage assets, the interest rate of each class, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the return on CMO and REMIC residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. If a class of a CMO or REMIC bears interest at an adjustable rate, the CMO or REMIC residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. CMO and REMIC residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers and may not have been registered under the 1933 Act. CMO and REMIC residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitation on investment in illiquid securities.

Distressed mortgage obligations and reverse mortgages A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. A reverse mortgage generally refers to a mortgage loan in which the lender advances in a lump sum or in installments a sum of money based on the age of the borrower, the interest rate at closing, and the equity in the real estate. Generally no payment is due on a reverse mortgage until the borrower no longer owns or occupies the home as his or her principal residence.

As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view. As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks similar to making a loan or purchasing an assignment of a loan. To the extent that the Fund's investment depends on a single borrower, the Fund will experience greater credit risk and more extreme gains or losses than when investing in a pool of loans with multiple borrowers. Other risks include the inability of a borrower to make its loan payments or other obligations, and if the real estate underlying the distressed or reverse mortgage loan is acquired by foreclosure, the Fund could become part owner of such real estate, directly or indirectly through the mortgage-backed security in which it holds an interest. As a direct or indirect owner, the Fund would bear its share of any costs associated with owning and disposing of the real estate. There is no assurance that the real estate would be disposed of in a timely or profitable manner.

Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed.

The market for reverse mortgages may be limited; therefore the Fund may consider certain reverse mortgages it may hold to be illiquid and thus subject to the Fund's limitation on investment in illiquid securities and the risks associated with illiquidity. The recorded value of reverse mortgage assets includes significant volatility associated with estimations, and income recognition can vary significantly from reporting period to reporting period.

Stripped mortgage-backed securities and net interest margin securities Some mortgage-backed securities referred to as stripped mortgage-backed securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other mortgage-backed securities referred to as net interest margin (NIM) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped mortgage-backed securities may be issued by government or private entities. Stripped mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government are typically more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (interest-only or "IO" class), while the other class receives all

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of the principal (principal-only or "PO" class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

NIM securities represent a right to receive any "excess" interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage-backed securities and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of mortgage-backed securities and are purchased and sold by institutional investors, such as the Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed "illiquid" and therefore subject to the Fund's limitation on investment in illiquid securities and the risks associated with illiquidity.

Future developments. Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

Mortgage Dollar and U.S. Treasury Rolls

Mortgage dollar rolls. In a mortgage dollar roll, the Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (known as the "roll period"), the Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. The Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each roll transaction, the Fund will segregate assets as set forth in "Segregation of assets" under "Borrowing."

The Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. The Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the investment manager under board approved counterparty review procedures. Although rolls could add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions or other limitations on borrowing.

U.S. Treasury rolls. In U.S. Treasury rolls, the Fund sells U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund generally enters into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Municipal securities Municipal securities are issued by U.S. state and local governments and their agencies, instrumentalities, authorities and political subdivisions, as well as by the District of Columbia and U.S. territories and possessions. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities are issued to raise money for a variety of public or private purposes, including

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financing state or local government, specific projects or public facilities.

Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are debt securities payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain municipal securities, and the Fund could face illiquidity risks.

Pre-refunded bonds These are outstanding debt securities that are not immediately callable (redeemable) by the issuer but have been "pre-refunded" by the issuer. The issuer "pre-refunds" the bonds by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bonds. Due to the substantial "collateral" held in escrow, pre-refunded bonds often receive the same rating as obligations of the United States Treasury. Because pre-refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the pre-refunded bond approaches its call or ultimate maturity date, the bond's market value will tend to fall to its call or par price. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017 to advance refund another bond is subject to federal income tax.

Real estate investment trusts (REITs) A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

Repurchase agreements Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or

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broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Reverse repurchase agreements Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price, date and interest payment. Reverse repurchase agreements may be considered a borrowing under the federal securities laws, and therefore the Fund must have at least 300% asset coverage (total assets less liabilities, excluding the reverse repurchase agreement). Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 100% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. These transactions may increase the volatility of the Fund’s income or net asset value. The Fund bears the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of the Fund. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions, provided they are segregated on the books of the Fund or its custodian.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund generally enters into reverse repurchase agreements with domestic or foreign banks or securities dealers. The investment manager will evaluate the creditworthiness of these entities prior to engaging in such transactions.

Securities lending To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame

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contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Securities of reorganizing companies and companies subject to tender or exchange offers The Fund may also seek to invest in the securities of reorganizing companies, or of companies as to which there exist outstanding tender or exchange offers. The Fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. In addition to typical equity and debt investments, the Fund's investments in reorganizing companies may include participations and trade claims, as further described herein.

Short sales In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In buying the security to replace the borrowed security, the Fund expects to acquire the security in the market for less than the amount it earned in the short sale, thereby yielding a profit.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will segregate assets by appropriate notation on its books or the books of its custodian an amount equal to the difference between (a) the current market value of the securities sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund’s policies and procedures regarding segregating such assets are described more fully under “Borrowing” in this SAI.

The Fund may make a short sale when the investment manager believes the price of the stock may decline and when the investment manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of the Fund’s portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund’s portfolio securities would be reduced by a loss in the short sale transaction.

Short sales “against the box” are transactions in which the Fund sells a security short but it also owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

Standby commitment agreements A standby commitment agreement is an agreement committing the Fund to buy a stated amount of a security, for a stated period of time, at the option of the issuer. The price and interest rate of the security is fixed at the time of the commitment. When the Fund enters into the agreement, the Fund is paid a commitment fee, which it keeps regardless of whether the security is ultimately issued, typically equal to approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to buy.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund could be required to produce the full amount of the agreed upon purchase price at any time during the commitment period. As a result, the Fund will segregate assets. Standby commitment agreements may be deemed "illiquid" and therefore subject to the Fund's limitation on investment in illiquid securities.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the securities, if issued, on the delivery date may be more or less than their purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund generally bears the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period. If an issuer's financial condition deteriorates between the time of the standby commitment and the date of issuance, these commitments may have the effect of requiring the Fund to make an investment in an issuer at a time when it would not otherwise have done so. This is the case even if the issuer's condition makes it unlikely that any amounts invested by the Fund pursuant to the standby commitment will ever be repaid. The Fund will only enter into standby commitment

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agreements with issuers which the investment manager believes will not deteriorate in creditworthiness during the commitment period. The Fund will experience credit risk associated with the issuer.

Stripped securities Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Federal income taxes generally accrue on stripped securities each year although no cash income is received until maturity, and the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

The riskiness of an investment in stripped securities depends on the type involved. Some stripped securities are backed by the full faith and credit of the U.S. government. Others receive an implied backing by the U.S. government as a sponsor or partner in the agency or entity issuing the stripped security. A few are secured with a guarantee from the financial institution or broker or dealer through which the stripped security is held. Others are supported only by the collateral, revenue stream or third party guarantee securing the underlying debt obligation from which zero coupon bonds were stripped. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Obligations of the Financing Corporation (FICO STRIPS), Stripped Corporate Securities, and Stripped Eurodollar Obligations.

Stripped government securities are issued by the U.S. federal, state and local governments and their agencies and instrumentalities, and by "mixed-ownership government corporations." Stripped government securities vary widely in the terms, conditions and relative assurances of payment. The type of debt obligation from which the stripped government security was taken will indicate many of the risks associated with that investment. U.S. Treasury STRIPS and FICO Strips are types of stripped government securities.

U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Fund's investment policies and are backed by the full faith and credit of the U.S. government. Their risks are similar to those of other U.S. government securities, although their price may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

FICO STRIPS represent interests in securities issued by the Financing Corporation (FICO). FICO was established to enable recapitalization of the Federal Savings and Loan Insurance Corporation (FSLIC) in the 1980's. FICO STRIPS are not backed by the full faith and credit of the U.S. government but are generally treated as U.S. government agency securities. The market for FICO STRIPS is substantially smaller and, therefore, less liquid and more volatile than the market for U.S. Treasury STRIPS. A higher yield is typically offered on FICO STRIPS to compensate investors for the greater illiquidity and additional risk that the U.S. government will not meet obligations on the FICO STRIPS if FICO defaults.

Structured investments Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by the Fund, relative to the likelihood of a default on the structured investment. To the extent that the Fund is exposed to default, the Fund's structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are deemed to be illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

These entities typically are organized by investment banking firms that receive fees in connection with establishing each

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entity and arranging for the placement of its securities. The Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund's shareholders would indirectly pay.

Subscription rights The Fund may purchase the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Fund's interest in the issuing company.

Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Fund's interest in the issuing company. Nothing herein shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act.

Temporary investments When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Trade claims Trade claims are direct obligations or claims against companies that are in bankruptcy or other financial difficulty that are purchased from the creditors of such companies. For buyers, such as the Fund, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full face value of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are not backed by collateral or other forms of credit support. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. There is usually a substantial delay between purchasing a trade claim and receiving any return. Trade claims are not regulated by federal securities laws or the SEC, so the Fund's investment will not receive the same investor protections as with regulated securities. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Unrated debt securities Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the Sub-Advisors may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities U.S. government securities include obligations of, or securities guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued

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by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable rate securities Variable rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. Floating rate securities, adjustable rate securities and inverse floating rate securities (referred to as "inverse floaters") are types of variable rate securities. An adjustable rate security is a debt security with an interest rate which is adjusted according to a formula that specifies the interval at which the rate will be reset and the interest rate index, benchmark or other mechanism upon which the reset rate is based. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.

Some variable rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries at or about the time the interest rate is reset. If the Fund purchases a variable rate security with a put feature and market movements make exercise of the put unattractive, the Fund will forfeit the entire amount of any premium paid plus related transaction costs.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.

During periods when short-term interest rates move within the caps and floors of the security held by the Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.

In periods of substantial short-term volatility in interest rates, the market value of such debt securities may fluctuate more substantially if the caps and/or floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In either the case of caps or floors, the market value of the securities may be reduced.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

The Fund may invest in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”) announced its intention to cease sustaining the LIBOR after 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

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The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (SOFR). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Inverse floaters. Inverse floaters are variable rate debt securities with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or a related benchmark or index. The prices of inverse floaters can be highly volatile as a result. When short-term interests rates rise, an inverse floater usually experiences a decline in both its price and rate of income. The result is that interest rate risk and volatility of inverse floaters is magnified, and valuation of inverse floaters will also be more difficult.

When-issued, delayed delivery and to-be-announced transactions When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the parties agree on the sale of securities with payment for and delivery of the security scheduled for a future time. The securities may have been authorized but not yet issued, or, in the TBA market for U.S. Government agency mortgage-backed securities, the parties agree on a price, volume, and basic characteristics of securities to be delivered on the settlement date, rather than particular securities. In addition to buying securities on a when-issued, delayed delivery or TBA basis, the Fund may also sell these securities on a TBA basis to close out an existing TBA position before the settlement date, to take advantage of an expected decline in value of the securities, or for hedging purposes.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing." However, the Fund does not consider the purchase and/or sale of securities on a when-issued, delayed delivery or TBA basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Many when-issued, delayed-delivery or TBA transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling other obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage backed securities, the counterparty risk may be mitigated by the exchange of variation margin on a regular basis between counterparties as the market value of the deliverable security fluctuates.

The Fund also relies on the counterparty to complete the transaction. The counterparty’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases or sales of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into, or that the Fund is unable to purchase securities for delivery at the settlement date with the characteristics agreed upon at the time of the transaction.

Zero coupon, deferred interest and pay-in-kind bonds Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal

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underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investing in debt securities

Credit Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody's or S&P to help describe the creditworthiness of the issuer.

Debt securities ratings The Sub-Advisors perform their own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Advisors also consider the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension The market value of some debt securities, particularly mortgage securities and certain asset backed

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securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income Income risk is the risk that the Fund's income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund's investments:

Focus The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the

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greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Liquidity Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds .

Management The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager and the Sub-Advisors select investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager and the Sub-Advisors are not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager or a Sub-Advisor relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager and the Sub-Advisors in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors

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which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

During periods of rapidly declining interest rates, the rate of prepayments on portfolio investments may increase rapidly. When this happens, "sales" of portfolio securities are increased due to the return of principal to the Fund followed by purchases of new portfolio securities to replace the "sold" ones.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Fund’s Chief Compliance Officer, does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

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In addition, subject to the limited exceptions noted below, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar month. Other portfolio holdings information, such as top 10 holdings, commentaries and other materials that may reference specific holdings information of the Fund as of the most recent month end may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity or other market considerations, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund , investment manager, and Sub-Advisors; municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets; certain entities, in response to any regulatory requirements, approved by the investment manager’s Chief Compliance Officer in limited circumstances; and transition managers hired by Fund shareholders. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund, investment manager, and Sub-Advisors may provide portfolio holdings in advance of their release to the general public are:

• Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

• Service providers to the Fund, investment manager, and Sub-Advisors that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, investment manager, and Sub-Advisors, including: Custodian Bank:The Bank of New York Mellon; and its affiliate HedgeMark (which will provide daily risk reports and guideline monitoring to review investment guidelines and restrictions attributable to the Sub-Advisors and the Fund); Sub-Administrator: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: Ernst & Young; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Duane Morris LLP and Vedder Price P.C.; Proxy Voting Services: Egan Jones Proxy Services, Glass, Lewis & Co., LLC, Institutional Shareholder Services, Inc., and Broadridge Financial Solutions, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

• The following service providers to the Sub-Advisors, in addition to those listed above, receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Sub-Advisors, including: Administrative Services: JP Morgan Chase, SS&C GlobeOp and The Bank of New York Mellon; Portfolio and Risk Analytics: HazelTree, LevPro, Market Data Facts and Novus; Portfolio Analytics and Analysis: Barra Portfolio Manager, JP Morgan ESG Index and Maplecroft; Trade Execution/Management and Compliance Monitoring: ACA Compliance, Cordium, Everest (Black Mountain), IHS Markit, OpenGamma and Northpoint; Trade Reconciliation/Reporting: FIS (SunGard), Indus Valley Partners, Red Deer and SS&C.

Eligible third parties that do not otherwise have a duty of confidentiality or have not acknowledged such a duty are required to (a) execute a non-disclosure agreement that includes the following provisions or (b) otherwise acknowledge and represent adherence to substantially similar provisions. Non-disclosure agreements include the following provisions:

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• The recipient agrees to keep confidential until such information either is released to the public or the release is otherwise approved by the Head of Global Compliance.

• The recipient agrees not to trade on the non-public information received.

• The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

A fund other than a U.S. registered Franklin Templeton fund, such as an offshore fund or an unregistered private fund, with holdings that are not substantially similar to the holdings of a U.S. registered Franklin Templeton fund, is not subject to the restrictions imposed by the policy.

Several investment managers within Franklin Templeton (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. Certain of these offshore funds may from time to time invest in securities substantially similar to those of the Fund. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees that it is subject to a duty of confidentiality; (2) agrees that it will not (a) purchase or sell any portfolio securities based on any information received; (b) trade against any U.S. registered Franklin Templeton fund, including the Fund; (c) knowingly engage in any trading practices that are adverse to any such fund or its shareholders; and (d) trade in shares of any such fund; and (3) agrees to limit the dissemination of such information so received within its organization other than to the extent necessary to fulfill its obligations with respect to portfolio analytics for its discretionary clients.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds (“Canadian funds”). In certain circumstances, such unregistered private funds and Canadian funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client or unitholder of the unregistered private fund or Canadian fund may be permissible. In circumstances where an unregistered private fund or Canadian fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds and Canadian funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor therein is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees that it is subject to a duty of confidentiality; (2) agrees to not disseminate such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in such fund), and (3) agrees not to trade on the non-public information received or trade in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of such fund, in the case of a Canadian fund.

U.S. registered open-end funds and offshore funds with shares listed on a national securities exchange and that are operating as Exchange Traded Funds and U.S. registered open-end funds and offshore funds substantially all of whose assets are invested in registered open-end funds and/or Exchange Traded Funds are excepted from the policy’s restrictions.

Certain F-T Managers provide model portfolios composed of portfolio holdings information to the sponsors of programs offering separately managed accounts, unified model accounts or similar accounts (“Program Sponsors”). If such model portfolios are substantially similar to those of a U.S. registered fund, such model portfolios may be provided to Program Sponsors so long as the recipient Program Sponsors has executed a non-disclosure agreement or other agreement containing or incorporating confidentiality provisions that restrict the use and dissemination of confidential portfolio holdings information received by the Program Sponsor as described in the following sentence, or other provisions that impose similar restrictions on such use and dissemination. Such agreement provides that the Program Sponsor agrees that: (1) it is subject to a duty of confidentiality; (2) it will use confidential model portfolio information only to the extent necessary to perform its obligations under the agreement; and (3) it will not disclose confidential model portfolio information except to personnel or parties who have a need to know such confidential information in connection with, or in order to fulfill the purposes contemplated by, the agreement. In addition, for such model portfolios, other limitations on the release of such information are in place that are designed to ensure that the

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release would not likely negatively affect the Fund’s execution of corresponding trades, such as an evaluation of the liquidity of the strategy of the applicable model portfolio.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

Franklin Alternative Strategies Funds (the Trust) has a board of trustees. Each trustee will serve until that person resigns, retires and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of  the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to help ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member [1]	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Chairperson	Chairperson of the Board since 2020 and Trustee since 2011	30

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald [2] (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

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Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present) and FTAC Olympus Acquisition Corp. (special purpose fintech acquisition company) (August 2020-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight; and Editor, CBS Network News.

Robert E. Wade [2] (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	30	El Oro Ltd (investments) (2003-2019).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	137	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

Jennifer M. Johnson[4] (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	70	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 39 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Global Compliance, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co. or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of 41 of the investment companies in Franklin Templeton.

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.
Brooks Ritchey (1959) 300 Atlantic Street Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since December 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors and officer of one of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Effective October 17, 2020, Charles Rubens II ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Mr. Greenwald served as Vice Chair of the Trust from 2015 through 2019; Mr. Wade served as Chair of the Trust from 2015 through 2019.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

4. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

The Trust’s independent board members constitute the sole independent board members of three investment companies in the Franklin Templeton complex, for which each independent board member currently is paid a $215,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings. A portion of such annual retainer and meeting fees is allocated to the Trust. To the extent held, a $5,000 per meeting fee ($2,000 for meetings via phone) may also be paid for attendance at specially held board meetings, a portion of which is also allocated to the Trust for meetings held jointly with such other investment companies. Ann Torre Bates, who serves as Chairperson of the Board of the Trust and such other investment companies, receives an additional retainer of $80,000 per year for serving as the Chairperson of each such board, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other investment companies receive a flat fee of $3,000 per committee meeting attended, a portion of which is allocated to the Trust for meetings held jointly with such other investment companies. David W. Niemiec, who serves as Chair of the Audit Committee of the Trust and such other investment companies, receives an additional retainer of $15,000 per year, a portion of which is allocated to the Trust. Other committee members receive $2,000 for each meeting attended, a portion of which is allocated to the Trust for meetings held jointly with such other investment companies, which includes meetings of independent trustees held in consideration of approval of investment management agreements other than those held during regular board meeting occasions. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton ($)[2]	Number of Boards in Franklin Templeton on which Each Serves[3]
Edward I. Altman[4]	31,265	289,000	3
Ann Torre Bates[4]	32,819	682,563	14
Burton J. Greenwald	31,348	297,000	3
Jan Hopkins Trachtman	27,969	267,000	3
Keith E. Mitchell	27,886	259,000	3
David W. Niemec	31,645	621,437	14
Charles Rubens II5	17,558	204,806	N/A
Robert E. Wade[4]	31,348	577,000	14
Gregory H. Williams	27,969	267,000	3

1.	For the fiscal year ended May 31, 2021.
2.	For the calendar year ended December 31, 2020.
3.

We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton. This number does not include the total number of series or portfolio within each investment company for which the board members are responsible.

4.

Edward I. Altman, Ann Torre Bates and Robert E. Wade are also independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for Franklin
Mutual Series Funds.

5.	Effective October 17, 2020, Charles Rubens II ceased to be a trustee of the Trust.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton. Certain officers or board members who are shareholders of Franklin

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Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Trustees of the Franklin Alternative Strategies Funds also constitute all the mutual fund board members of Franklin Mutual Series Funds and Franklin Value Investors Trust and have historically followed a policy of having substantial investments in one or more funds overseen by the Trustees as is consistent with their individual financial goals. This policy has been formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a trustee of the Franklin Alternative Strategies Funds, Franklin Mutual Series Funds and Franklin Value Investors Trust (excluding committee and special meeting fees) in shares of one or more of such funds or the Franklin Rising Dividends Fund (as of December 31, 2017) until the value of such investments equals or exceeds three times the annual retainer and regular board meeting fees paid such board member for service on those funds. Up to 25% of the cost of a Trustee's investments in other Franklin Templeton Funds (as of December 31, 2019) is credited toward this investment requirement. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a phase-in period applies to such investment requirements.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2020.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Edward I. Altman	$50,001 - $100,000	Over $100,000
Ann Torre Bates	Over $100,000	Over $100,000
Burton J. Greenwald	None	Over $100,000
Jan Hopkins Trachtman	None	Over $100,000
Keith E. Mitchell	None	Over $100,000
David W. Niemiec	None	Over $100,000
Robert E. Wade	$10,001 - $50,000	Over $100,000
Gregory H. Williams	$10,001 - $50,000	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Jennifer M. Johnson	None	Over $100,000

Board committees The board maintains two standing committees: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating primarily to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, David W. Niemiec (Chair) and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for independent board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams (Chair).

In considering a candidate's qualifications, the Nominating and Corporate Governance Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating and Corporate Governance Committee has established as minimum qualifications for board membership as an independent trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at board and committee meetings, believed necessary to his or her function as an effective board member, and (3) that such candidate have no continuing relationship as a trustee, officer or board member of any open-end or closed-end fund investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities.

When the board has or expects to have a vacancy, the Nominating and Corporate Governance Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating and Corporate Governance Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Trust's offices at 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2789

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and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating and Corporate Governance Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Corporate Governance Committee.

During the fiscal year ended May 31, 2021, the Audit Committee met six times; the Nominating and Corporate Governance Committee met twice.

Board role in risk oversight The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to liquidity risk, the board receives liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

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The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure Seventy-five percent or more of board members consist of independent trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. The Chairperson of the Board is an independent trustee who, in addition to presiding at board meetings also, in consultation with independent counsel when necessary, approves agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent trustees. The Chairperson also presides at separate meetings of independent trustees held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. The board believes that such structure is appropriate because it helps to assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications Information on the Trust's officers and board members appears above including information on the business activities of trustees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board members inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each trustee evidences such ability and is appropriate to his or her serving on the Trust's board. As indicated, Edward I. Altman, Ph.D., is a Professor of Finance (Emeritus) and author of numerous financial publications; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Burton J. Greenwald has a background in the financial industry, including service as president of two mutual fund companies and served as a past governor of the Investment Company Institute; Keith E. Mitchell has a background in asset management, including service as a managing director of an investment banking firm; David W. Niemiec has served as chief financial officer of a major corporation; Jan Hopkins Trachtman has an executive background in communications, including service as an anchor/correspondent for CNN Financial News and was the President of the Economic Club of New York; Robert E. Wade has over thirty years' experience as a practicing attorney; Gregory H. Williams was president of a major university; and Gregory E. Johnson and Jennifer M. Johnson are both high ranking executive officers of Franklin Templeton.

Fair Valuation

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation determination of securities. The VC meets monthly to review and approve fair value reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff, or another group within Franklin Templeton, conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager and each Sub-Advisor, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager and each Sub-Advisor. Such Policies are attached as Appendix A to this SAI.

Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided The Fund's investment manager is K2/D&S Management Co., L.L.C. (doing business as K2 Advisors). The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

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In connection with managing the investment operations of the Fund, K2 Advisors has the authority to supervise and direct the Fund’s investments and has the discretion to determine from time to time what securities and other investments will be purchased or sold by the Fund and what portion of its assets will be invested or held uninvested as cash. The investment manager also may place orders with or through such brokers, dealers or futures commissions merchants as it may select. In addition, K2 Advisors has the authority and discretion to discharge and delegate its investment management responsibilities through the appointment of one or more Sub-Advisors. In allocating the Fund's assets, K2 Advisors has discretion to not allocate any assets to one or more Sub-Advisors at any time.

The investment manager, the Sub-Advisors and their respective affiliates manage numerous other investment companies and accounts. The investment manager or a Sub-Advisor may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken on behalf of the Fund. Similarly, with respect to the Fund, the investment manager and the Sub-Advisors are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that such entity or its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager and the Sub-Advisors are not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager, Sub-Advisors and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager, Sub-Advisors and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees Prior to March 1, 2020, the Fund paid the investment manager a fee equal to an annual rate of 1.90% of the value of its net assets. Effective March 1, 2020, the Fund pays the investment manager a fee equal to an annual rate of 1.60% of the average daily net assets of the Fund.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

K2 Advisors compensates each Sub-Advisor for providing investment advice and analysis and for managing its respective portion of the Fund's assets allocated to it from time to time by K2 Advisors.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

	Management Fees Earned ($)	Management Fees Waived / Expenses Reimbursed ($)	Management Fee Paid (After Waivers / Expenses Reimbursed) ($)
2021	1,597,086	586,617	1,010,469
2020	2,215,832	434,832	1,781,000
2019	2,021,634	428,367	1,593,267

The investment manager pays the affiliated and unaffiliated Sub-Advisors a fee. The investment manager pays this fee from the management fees it receives from the Fund.

For the last three fiscal years ended May 31, the following aggregate amount of sub-advisory fees was paid by the investment manager to the unaffiliated Sub-Advisors.

Sub-Advisor Fees Paid ($)
2021	814,575[1]
2020	1,165,844
2019	1,026,748

1. The investment manager paid the unaffiliated Sub-Advisors a fee, in the aggregate, equal to an annual rate of 0.82% of the Fund’s average net assets. In the aggregate, during the fiscal year K2 Advisors retained, or paid to wholly-owned sub-advisors, $782,511, equal to an annual rate of 0.78% (which amounted to 0.20% or $195,894 after waivers).

Sub-Advisors Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of K2 Advisors. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by K2 Advisors in its sole discretion. The following firms currently serve as Sub-Advisors.

Apollo Credit Management LLC (Apollo), 9 West 57th Street, 43rd Floor, New York, New York 10019, serves as a sub-advisor to a portion of the Fund’s portfolio. Apollo is a limited partnership with one limited partner, Apollo Management Holdings, L.P. and a general partner, Apollo Capital Management GP, LLC, both of which are indirectly controlled by Apollo Global Management, LLC, a publicly traded company.

Benefit Street Partners L.L.C. (BSP), 9 West 57th Street, Suite 4920, New York, New York 10019, serves as a sub-advisor to a portion of the Fund’s portfolio. BSP is a direct, wholly owned subsidiary of Franklin Resources, Inc., a publicly traded company.

Ellington Global Asset Management, LLC (Ellington), 53 Forest Avenue, Old Greenwich, Connecticut 06870, serves as a sub-advisor to a portion of the Fund’s portfolio. Ellington is majority owned by EMG Holdings, L.P.

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Emso Asset Management Limited (Emso), Iron Trades House, 21 Grosvenor Place, London, SW1X 7HN United Kingdom, serves as a sub-advisor to a portion of the Fund’s portfolio. Emso was founded in 2000 and is wholly-owned by White Park Limited, a non-public holding company. White Park Limited is wholly-owned by Mark R. Franklin (Chief Investment Officer and Founder of Emso) and current and former employees of Emso.

Medalist Partners, LP (Medalist), 777 Third Avenue, Suite 1402, New York, NY 10017, serves as a sub-advisor to a portion of the Fund’s portfolio. Medalist is majority owned by Gregory Richter, with additional ownership by John Slonieski and Michael Ardisson. Medalist’s general partner is Medalist Partners General LLC, of which Gregory Richter is the managing member.

Portfolio managers This section reflects information about the portfolio managers as of May 31, 2021.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Robert Christian	1	1,312.1	5	1,912.2	0	N/A
Brooks Ritchey	1	1,312.1	8	2,342.8	6[3]	3,520.8
Art Vinokur	0	N/A	0	N/A	2[3]	90.4

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Messrs. Ritchey and Vinokur manage other accounts with $2,312.5 million and $90.4 million in assets, respectively, with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

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The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Robert Christian	$50,001 - $100,000
Brooks Ritchey	$100,001 - $500,000
Art Vinokur	$10,001 - $50,000

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative service and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The investment manager pays FT Services a monthly fee equal to an annual rate of:

• 0.150% of the Fund's average daily net assets up to and including $200 million;

• 0.135% of average daily net assets over $200 million, up to and including $700 million;

• 0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and

• 0.075% of average daily net assets over $1.2 billion.

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For the last three fiscal years ended May 31, the investment manager paid FT Services the following administration fees:

Administration Fees Paid (After Waivers / Expenses Reimbursed) ($)
2021	149,734
2020	362,956
2019	159,572

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class R6 shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class R6 shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Sub-administrator The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services The Bank of New York Mellon provides include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Custodian The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. It also maintains certain books and records of the Fund that are required by applicable federal regulations.

Independent Registered Public Accounting Firm Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Fund Records The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and CFTC Regulation 4.23 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906, its administrator, FT Services, at One Franklin Parkway, San Mateo, CA 94403-1906, or its shareholder service agent, Investor Services, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Portfolio Transactions

The investment manager and the Sub-Advisors select brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement, sub-advisory agreements and any directions that the board may give.

These agreements direct the investment manager and the Sub-Advisors to use their best efforts to obtain the best execution with respect to all portfolio transactions for the Fund. "Best execution" is the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the investment manager or a Sub-Advisor and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the investment manager or Sub-Advisor responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available

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to them about the level of commissions being paid by other institutional investors. The investment manager or a Sub-Advisor may also place orders to buy and sell equity securities on a principal rather than agency basis if it believes that trading on a principal basis will provide best execution. Orders for fixed-income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager and/or a Sub-Advisor may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if it determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's or Sub-Advisor's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager or a Sub-Advisor may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager or a Sub-Advisor include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager or a Sub-Advisor in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager or a Sub-Advisor in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager or Sub-Advisor receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager or Sub-Advisor to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's or Sub-Advisor's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager, Sub-Advisors and their respective affiliates may use this research and data in their investment advisory capacities with other clients.

Because Distributors is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager or a Sub-Advisor are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager or Sub-Advisor, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:

Brokerage Commissions ($)
2021	2020	2019
22,656	32,312	57,011

As of May 31, 2021, the Fund owned the following securities issued by its regular broker-dealers:

Securities	Value of Securities Owned in the Aggregate ($ in thousands)
HSBC Securities (USA) Inc.	611

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what

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would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”). Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multi-class distributions The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions The Fund intends to declare and pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income. The Fund receives income generally in the form of interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates.

Distributions of capital gains. The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are generally taxable at the reduced long-term capital gains tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. The taxable income thresholds are adjusted annually for inflation. An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital. If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each

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received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Investments in foreign securities The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.

Pass-through of foreign taxes. The Fund may be subject to foreign withholding taxes on income or gains from its investments in certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of the foreign taxes paid by the Fund. Both the Fund and you must meet certain holding period requirements in order for you to claim a credit for foreign taxes on foreign source dividends. The taxes will not be creditable unless the stock was held by the Fund for at least 16 days during the 31-day period beginning 15 days before the stock becomes ex-dividend (46-day holding period in respect of dividends on preferred stocks attributable to a period exceeding 366 days). Similarly, you must hold your Fund shares for at least 16 days during the 31-day period beginning 15 days before the Fund distribution goes ex-dividend. If the Fund elects to pass through foreign taxes, the Fund may report more taxable income to you than it actually distributes because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may

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be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Investment in foreign currency contracts. The Fund’s investments in certain options, futures or forward foreign currency contracts to purchase or sell foreign currencies at a future date will be subject to special tax rules. The Fund uses foreign currency contracts primarily to gain exposure to a particular currency. Foreign currency contracts may also be used for other purposes, including as a hedge against fluctuations in foreign exchange rates during the time the Fund holds foreign securities.

Income requirement. The Fund intends to treat foreign currency gains as qualifying income. You should be aware, however, that the Treasury Department has statutory authority to issue regulations excluding from the definition of "qualifying income" foreign currency gains not directly related to a regulated investment company's principal business of investing in securities (or options and futures with respect to securities). As of the date of this SAI, no regulations have been issued pursuant to this authorization. Such regulations, if issued, might treat gains from the Fund's foreign currency transactions as nonqualifying income. In the event the Treasury Department issues such regulations, the Fund's Board may authorize a significant change in investment strategy or Fund liquidation.

Asset diversification test. The Fund's strategy of investing in foreign currencies and instruments on foreign currencies, such as options, futures and forward contracts, might cause the Fund to fail the asset diversification test, resulting in the Fund's failure to qualify as a regulated investment company. The IRS has not issued any guidance on how to apply the asset diversification test to foreign currencies or instruments on foreign currencies. Failure of the asset diversification test might result from a determination by the IRS that the foreign currency positions in which the Fund invests are not securities or, if securities, an IRS determination regarding the identity of the issuer or fair market value of the securities that differs from that made by the Fund.

Taxation of foreign currency contracts. Generally, transactions in foreign currencies give rise to ordinary income or loss. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. An election under Section 988(a)(1)(B) may be available to treat foreign currency gain or loss attributable to certain forward, futures and option contracts as capital, including certain foreign currency contracts. For purposes of the mark-to-market rules under the Code, a “foreign currency contract” is a contract which (1) requires delivery of, or settlement of, a foreign currency that is a currency in which positions are also traded through regulated futures contracts, (2) is traded in the interbank market, and (3) is entered into at an arm’s-length price determined by reference to the price in the interbank market. If this Section 988(a)(1)(B) election is made, foreign currency contracts are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss under the Section 1256 mark-to-market rules. All other forward contracts under this 988(a)(1)(B) election would be characterized as capital and generally gain or loss would be recognized when the contract is closed and completed. Other rules apply to foreign currency options, futures or forward contracts that may be part of a straddle or a Section 988 hedging transaction within the meaning of Code Section 988(d).

Information on the amount and tax character of distributions The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

• as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or

• as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when

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necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend" At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement. The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement. The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to

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offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

• 98% of its taxable ordinary income earned during the calendar year;

• 98.2% of its capital gain net income earned during the 12-month period ending October 31; and

• 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares Sales and exchanges of Fund shares are generally taxable transactions for federal and state

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income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares

Wash sales. All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

• In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

• You sell some or all of your original shares within 90 days of their purchase, and

• You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting The Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer (referred to as “covered shares”), and subsequently sold or exchanged. Cost basis reporting does not apply to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods. Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use

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the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Important limitations regarding cost basis information. The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting. For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 24%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

• provide your correct Social Security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund.The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations..

Qualified dividends and the corporate dividends-received deduction For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed above.

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or in the case of certain preferred stocks, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross

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income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Each year the Fund will report to shareholders the portion of the income dividends paid by the Fund that are eligible for treatment as qualified dividend income, if any, and for the corporate dividends-received deduction, if any. The amounts reported to shareholders may vary significantly each year depending on the particular mix of the Fund’s investments. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction. If the percentage of qualified dividend income or dividend income eligible for the corporate dividends-received deduction is quite small, the Fund reserves the right to not report the small percentage of qualified dividend income for individuals or income eligible for the corporate dividends-received deduction for corporations.

Investment in complex securities The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities, including derivative financial instrumentsare in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general. Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives. The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. The tax treatment of certain forward and futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable, even though the Fund continues to hold the contracts. The Fund may be required to distribute this income and gains annually in order to avoid income or excise taxes on the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Short selling and constructive sales. The Fund's entry into certain derivative instruments, including options, forward

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contracts, futures and short sale transactions could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions. The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign taxes to shareholders.

Tax straddles. If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities. The Fund is permitted to invest in synthetic convertible securities, which are comprised of two distinct security components, for example, a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Structured investments. The Fund may invest in instruments that are designed to restructure the investment characteristics of a security or securities, such as certain structured notes, swap contracts, or swaptions. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Credit-linked securities. The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Equity-linked notes. The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities and a related equity derivative in a single note form. ELNs are available with an assortment of features. The tax rules applicable to these instruments are uncertain under current law and necessarily rely on general tax principles and the tax treatment of similar instruments. For federal income tax purposes, principal unprotected ELNs will generally be characterized as either a financial contract to purchase the reference asset (e.g. prepaid forward contract) or a combination of a deposit of cash with the issuer and an option with respect to the reference asset. Principal protected ELNs will generally be characterized as contingent payment debt obligations. Under this later treatment, the Fund would be required to accrue original issue discount (OID) as interest income on the ELNs in each year that it holds the ELNs based on the yield of comparable fixed rate debt instruments. In addition, any gain recognized by the Fund on the sale or exchange, or at maturity, of such ELNs generally would be treated as ordinary income. Other tax treatments may apply.

Investments in Partnerships and Qualified Publicly Traded Partnerships (QPTPs). For purposes of the income requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the asset diversification test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See "Election to be taxed as a regulated investment company." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the income requirement (e.g., because it invests in

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commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate income tax rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to shareholders as dividends (possibly as qualified dividend income) to the extent of the Fund’s current or accumulated earnings and profits. Additionally, any business income or losses from a QPTP would be subject to the passive activity loss rules. These rules may defer losses on a QPTP until the partnership is sold. Investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

To the extent an MLP that invests in infrastructure-related investments is a partnership (whether or not a QPTP), some amounts received by the Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. (See "Distributions - Returns of capital" for a discussion regarding the treatment of a return of capital distribution to a shareholder.) Further, because of these accelerated deductions on the disposition of interests in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirement. The Fund may have to borrow or liquidate securities to satisfy its distribution requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, controlled foreign corporations (CFC), or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs.

Debt obligations purchased at a discount. Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

Debt obligations issued at a discount. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default. The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Inflation indexed securities. The principal amount of inflation indexed securities purchased by the Fund will adjust for inflation which may cause the Fund to recognize income or loss. The inflation adjustment to the principal generally is subject to tax in the year that the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received, and is treated as original issue discount in such year. Any interest payable on the inflation indexed security is accrued by the Fund. Increases in the indexed principal in a given year and accrued interest will cause the Fund to distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for

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that year in respect of the security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed securities issued with more than a prescribed de minimis amount of discount or premium.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

State income taxes Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by the TCJA, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton provides additional tax information on franklintempleton.com (under the Tax Center) to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S.

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sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income. Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (USRPI) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment company will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (USRPHC). If a regulated investment company is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund

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shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or a lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Foreign Account Tax Compliance Act Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Alternative Strategies Funds (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust on July 21, 2011, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class C, Class R, Class R6 and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

• Franklin K2 Long Short Credit Fund - Class A

• Franklin K2 Long Short Credit Fund - Class C

• Franklin K2 Long Short Credit Fund - Class R

• Franklin K2 Long Short Credit Fund - Class R6

• Franklin K2 Long Short Credit Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

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As of September 1, 2021, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Franklin K2 Long Short Credit Fund
Franklin Resources Inc.	A	26.01
Franklin Templeton Investments
Corp Accounting SM 970/3
One Franklin Parkway
San Mateo, CA 94403-1906

Raymond James*	A	8.91
Attn: Courtney Waller
880 Carillon Parkway
St Petersburg, FL 33716-1102

Sadoff Family Partnership LLP	A	8.56
26 West Mundhank Road
South Barrington, IL 60010-9557

Brett W Shecter	A	5.05
AND Marcelle H. DePlaza
JT TEN
18540 Long Lake Drive
Boca Raton, FL 33496-1937

UBS WM USA*	Advisor	29.25
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

Charles Schwab & Co*	Advisor	25.58
211 Main Street
San Francisco, CA 94105-1905

LPL Financial*	Advisor	12.11
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

National Financial Services LLC*	Advisor	8.57
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Franklin Resources Inc.	Advisor	5.12
Franklin Templeton Investments
Corp Accounting SM 970/3
One Franklin Parkway
San Mateo, CA 94403-1906

UBS WM USA*	C	29.42
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

LPL Financial*	C	14.79
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

National Financial Services LLC*	C	11.77
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

FTIOS*	R	25.05
P.O. Box 997151
Sacramento, CA 95899

FTIOS*	R	21.49
P.O. Box 997151
Sacramento, CA 95899

FTIOS*	R	18.20
P.O. Box 997151
Sacramento, CA 95899

FTIOS*	R	17.78
P.O. Box 997151
Sacramento, CA 95899

FTIOS*	R	14.49
P.O. Box 997151
Sacramento, CA 95899

Franklin Resources Inc.	R6	100.00
Franklin Templeton Investments
Corp Accounting SM 970/3
One Franklin Parkway
San Mateo, CA 94403-1906

* For the benefit of its customer(s).

To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of September 1, 2021, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Distributors, LLC (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial

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intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share). All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject purchases, in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. The Fund also may delay payment of redemptions up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a purchase or redemption request, which could result in the automatic processing of a large transaction that is detrimental to the Fund and its shareholders.

Initial sales charges The maximum initial sales charge is 5.50% for Class A . There is no initial sales charge for Class C, Class R, Class R6 and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

• You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

• You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

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• Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

• Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class). There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation. Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A shares in the following amounts:

Amount of Investment	For Funds with an initial sales charge of 5.50% (%)	For Funds with an initial sales charge of 3.75% (%)	For Funds with an initial sales charge of 2.25% (%)
Under $50,000	5.00	3.50	2.00
$50,000 but under $100,000	4.00	3.50	2.00
$100,000 but under $250,000	3.00	3.00	1.75
$250,000 but under $500,000	2.25	2.25	1.25
$500,000 but under $1 million	1.75	1.00	1.00
$1 million but under $4 million	1.00	1.00	1.00
$4 million but under $10 million	1.00	1.00	1.00
$10 million but under $50 million	0.50	0.50	0.50
$50 million or more	0.25	0.25	0.25

Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months

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of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton mutual funds:

Marketing support payments (applicable to all classes of shares except Class R6). Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provides for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2021, Distributors anticipates will receive marketing support payments. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., Avantax Wealth Management, AXA Advisors, LLC, BBVA Securities, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, E*TRADE Securities LLC, Edward D. Jones & Co., L.P. (dba Edward Jones), Empower Retirement, ePlan Services, Inc., Fidelity

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Investments Institutional Operations Company, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FPS Services LLC, FSC Securities Corporation, Goldman, Sachs & Co., Group 3 Financial LLC, Hantz Financial Services, Inc., Investacorp, Inc., J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., NEXT Financial Group, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Securities Service Network, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Advisors, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC, Western International Securities, Inc., and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may from time to time at its expense make or allow other promotional incentives or additional payments to financial intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to financial intermediaries, including financial intermediaries not listed above, related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with a financial intermediary’s mutual fund trading system.

Conference support payments. Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments. Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) – Class A and C If you invest any amount in Class C shares, $1 million or more in Class A shares of mutual funds with a maximum initial sales charge of 5.50% or $500,000 or more for mutual funds with a maximum initial sales charge of 3.75% or 2.25%, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class

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C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less, for Class A shares and Class C shares.

CDSC waivers. The CDSC for any share class will be waived for:

• Account fees

• Redemptions by the Fund when an account falls below the minimum required account size

• Redemptions following the death of the shareholder or beneficial owner

• Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

• Redemptions by Employer Sponsored Retirement Plans

• Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Code

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fundat net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company may not be available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Franklin Templeton fund may be exchanged for Advisor Class or Class Z shares of the same fund, if offered by the fund, provided you meet the fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. Unless otherwise permitted, the Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the

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Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner. In addition, in certain circumstances, the Fund may not be able to redeem securities in-kind or the investment manager may not have the ability to determine whether a particular redemption can be paid in-kind before the redemption request is paid.

Share certificates We will credit your shares to your Fund account, and we do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Any outstanding share certificates must be returned to the Fund if you want to sell, exchange or reregister those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes. We do not issue new share certificates if any outstanding share certificates are returned to the Fund. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to cancel it.

General information If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer. Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the

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National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its transfer agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to sell your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions that we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Distributors, LLC (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class R6 and Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2021	25,568	2,411	2,873
2020	12,580	1,176	946
2019	28,638	3,018	5,434

Distributors may be entitled to payments from the Fund under the Rule 12b-1plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, C and R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things,

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increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Class A, C and R plans. The Fund may pay up to 0.25% per year of Class A’s average daily net assets. The Fund pays Distributors up to 1.00% per year of Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C and R shares.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class A plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2021, were:

($)
Advertising	655
Printing and mailing	134
prospectuses other
than to current
shareholders
Payments to	1,821
underwriters
Payments to broker-	45,282
dealers
Other	–
Total	47,892

Under the Class C plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2021, were:

($)
Advertising	655
Printing and mailing	30
prospectuses other
than to current
shareholders
Payments to	181
underwriters
Payments to broker-	27,993
dealers
Other	–
Total	28,859

Under the Class R plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2021, were:

($)
Advertising	3
Printing and mailing	2
prospectuses other
than to current
shareholders
Payments to	–
underwriters
Payments to broker-	905
dealers
Other	–
Total	910

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These

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banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and/or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total

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return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and/or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVDR

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where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current distribution rate Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short term capital gains, and is calculated over a different period of time.

Volatility Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations The Fund also may quote the performance of Class A and/or A1 shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost

99

estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton/Legg Mason fund complex, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. On July 31, 2020, Franklin Templeton acquired Legg Mason, a global investment management firm with specialized expertise across asset classes and markets around the globe. Legg Mason’s affiliates include: BrandywineGLOBAL, Clarion Partners, ClearBridge Investments, Martin Currie, QS Investors, Royce Investment Partners and Western Asset. Together, Franklin Templeton has, as of August 31, 2021, over $1.57 trillion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton and Legg Mason together offer over 300 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

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BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's

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capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX A

K2 Proxy Voting Policy and Procedures

Issue Date / Effective Date:

Initial Issue Date – September 20041

Updated: January 2011; May 2013; April 2017; December 2018; January 2020

1 In December 2018, K2 adopted this stand-alone K2 Proxy Voting Policy and Procedures as Exhibit Y to the K2 Compliance and Supervisory Procedures Manual (the ‘K2 Compliance Manual’). For clarity, the K2 Proxy Voting Policy and Procedures has been included in the K2 Compliance Manual since its initial codification in September 2004.

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1. General Duty

Certain clients (including the K2 Funds) have delegated the right to vote proxies to K2. Where K2 exercises voting authority for its clients, including providing a consent to (or a vote against) a proposal by an Underlying Fund, it must act in accordance with the following policies and procedures, which are reasonably designed to ensure that proxies are voted in the best interest of K2’s clients, and in accordance with K2’s fiduciary duties and applicable regulations.

Proxies are an asset of a client account, which should be treated by K2 with the same care, diligence and loyalty as any asset belonging to a client. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of K2.

The advisory contract that each client signs with K2 should clearly specify whether the client has retained the power to vote proxies or whether this power has been delegated to K2. For clarity, K2 has the authority to vote all proxies on behalf of the K2 Fund of Funds. In all circumstances, K2 will comply with specific client directions to vote proxies (unless such client is in a commingled Fund), whether or not such client directions specify voting proxies in a manner that is different from these policies and procedures. In every case in which a client has delegated the power to vote proxies to K2, every reasonable effort should be made to vote proxies.

2. Definitions.

FTI Proxy Group	The dedicated Franklin Templeton team responsible for processing proxy voting proposals and voting decisions for the K2 Funds that are directly trading and for which K2 has such authority.
K2 Proxy Review Group (K2 PRG)

Senior K2 personnel from Investment Research & Management (IRM) Operational Due Diligence (ODD), Investment Risk, Global Fund Administration and Reporting (GFAR) and Legal/Compliance who review Fund of Fund Proxy Proposals/Corporate Actions and make recommendations to the K2 Investment Committee (K2 IC) related to the Fund of Funds (FoFs) proxy activity.

Level 1 Proxy Proposals (L1)

Level 1 Proxy Proposals are those that do not propose to change the structure, bylaws, or operations of the entity. Given the routine nature of these proposals, proxies are generally voted with management. However, the appropriate K2 decision maker(s) will review each issue in this category on a case-by-case basis and make an appropriate determination. Generally, Level 1 proposals may include:

• Approval of auditors

• Election of directors and officers of the entity

• Indemnification provisions for directors

• Liability limitations of directors

• Name changes

• Declaring stock splits

• Elimination of preemptive rights

• Incentive compensation plans

• Changing the date and/or the location of the annual meeting

• Minor amendments to organizational documents

• Employment contracts between the entity and its executives and remuneration for directors

• Automatic dividend reinvestment plans

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• Retirement plans, pension and profit-sharing plans, creation of and amendments thereto • Any other issues that do not adversely affect investors
Level 2 Proxy Proposals (L2)

Level 2 Proxy Proposals. Issues in this category are more likely to affect the structure and operations of the company and, therefore, will have a greater impact on the value of a client’s investment. However, the appropriate K2 decision maker(s) (as described below) will review each issue in this category on a case-by-case basis and make a determination, based on the perceived best interest of the clients. Level 2 proposals may include:

• Mergers and acquisitions

• Restructuring

• Re-incorporation or formation

• Changes in capitalization

• Increase or decrease in number of directors

• Increase or decrease in preferred stock

• Increase or decrease in common stock or other equity securities

• Stock option plans or other compensation plans

• Change of manager

• Social issues

Level 3 Proxy Proposals (L3)

Level 3 Proxy (Corporate Governance) Proposals. The appropriate K2 decision maker(s) (as described below) will determine the appropriate vote for Level 3 Proposals. Level 3 proposals may include:

• Increases in fees (including high water marks) and expenses

• Changes in liquidity terms

• Changes in indemnification/standard of care

• Poison pills

• Side pockets

• Liquidating trusts

• Golden parachutes

• Greenmail

• Supermajority voting

• Board classification without cumulative voting

• Confidential voting

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3. Proxies for Equity Securities Where K2 is Directly Trading.

The appropriate proxy voting decision maker(s) for the K2 Funds that are directly trading are as follows:

• L1, L2, and L3: the relevant K2 Fund’s Portfolio Manager(s).

As a subsidiary of Franklin Templeton (‘FT’), K2 utilizes the Franklin Templeton Trading Desk for execution of equity securities for the K2 Funds/Portfolios that are directly trading. Consistent with its FT investment manager affiliates, K2 has delegated its administrative duties with respect to voting such equity proxies to the Proxy Group within Franklin Templeton (the ‘FTI Proxy Group’). Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any K2 Fund/Portfolio that has either delegated proxy voting administrative responsibility to K2 or has asked for information and/or recommendations on the issues to be voted. The FTI Proxy Group service transmits votes, records and generates a voting activity report for each K2 Fund/Portfolio. Proxies received by the FTI Proxy Group will be voted based upon K2’s instructions and/or proxy voting policies.

To assist it in analyzing proxies of equity securities, FT subscribes to Institutional Shareholder Services Inc. ("ISS"), Glass, Lewis & Co., LLC ("Glass Lewis"), and Egan-Jones Proxy Services (“Egan-Jones”) each unaffiliated third-party proxy advisory firms.

Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, K2 does not consider recommendations from a Proxy Service or any third party to be determinative of K2’s ultimate decision. Rather, the K2 exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of K2 will not be influenced by outside sources whose interests may conflict with the interests of advisory clients.

Unless a particular proposal, or a particular circumstance of a company suggest otherwise, proposals regarding routine matters (i.e., Level 1) generally shall be voted in accordance with written analysis and voting recommendation provided by the independent proxy research service.

In situations where K2 has not responded with vote recommendations to the FTI Proxy Group by the deadline, the FTI Proxy Group may vote consistent with the vote recommendations of a Proxy Service.

4. Proxies/Corporate Actions for Fund of Funds (FoFs).

The appropriate proxy voting decision maker(s) for the FoFs Proxies are as follows:

• L1: K2 Chief Compliance Officer or designee

• L2: K2 Chief Compliance Officer or designee

• L3: K2 Investment Committee (with input from the Proxy Review Group)

With respect to the K2 FoFs portfolios, K2 does not anticipate owning any equity securities granting it or its Client Funds the right to vote proxies on a regular basis. If K2 exercises voting authority with respect to its clients, including consenting to a proposal by an underlying Hedge Fund, it must act in accordance with these K2 Proxy Voting procedures which are reasonably designed to ensure that proxies are voted in the best interest of K2’s clients, and in accordance with K2’s fiduciary duties and applicable regulations. Compliance performs periodic audits of compliance with the Policy.

Upon receipt of a Proxy/Corporate Action requiring a response, the K2 CCO or designee will determine the appropriate Proxy Level (L1, L2 or L3). The K2 CCO or designee has the authority to determine the appropriate vote for Level 1 and Level 2 proxies but determinations with respect to Level 3 proxies must be made by K2 IC based on recommendations from the K2 PRG. See the Voting Process section below.

A. General Guidelines.

If a client has delegated the power to vote proxies, K2 generally will vote proxies in what is believed to be the client’s (or Fund shareholders’, members’ or partners’) best interest and not necessarily always with management. However, each proxy proposal should be considered on its own merits, and an independent determination should be made whether to support or oppose management’s position.

• L1: Generally, given the routine nature of L1 proposals, K2 will likely vote with the underlying hedge fund management. However, the K2 CCO or designee will review each issue in this category on a case-by-case basis and make an appropriate determination.

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• L2 & L3: Generally, K2 opposes proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights or otherwise limit their authority. However, the decision makers review each issue on a case-by-case basis and make an appropriate determination that supports the interests of shareholders. For clarity, in certain cases, it may not be in a client’s best interest to vote against a proposal that reduces shareholder rights as such voting against may result in more unfavorable fees or liquidity terms. K2 may conclude that continued investment in the Underlying Fund is still in the client’s best interest and may abstain from voting, provide negative consent by refraining from voting or give another party the right to exercise K2’s vote.

K2 may also find it necessary to contact the underlying Fund’s manager to discuss any such proposal to gain a more complete understanding before casting a vote.

B. Voting Process.

i. Upon receipt of a Proxy request, K2 will identify the relevant K2 Funds/Portfolios, the due date and other relevant information and record the same on a Proxy Control sheet.

ii. The K2 CCO or designee will categorize the proxy into the appropriate level (L1, L2 or L3) for processing.

iii. If L1 or L2, the K2 CCO or designee will have the authority to determine the appropriate vote.

iv. If L3, the K2 Investment Committee will make the appropriate determination with input from the K2 Proxy Review Group as appropriate.

v. Once a voting decision has been reached, K2 GFAR will provide the voting instructions to the appropriate K2 Fund’s custodian(s) for vote processing. With respect to the Japan accounts, instruction or recommendation will be provided to the relevant Solutions Portfolio Manager for further communication to the appropriate parties (e.g., Japan Managed Account Trustees).

In addition, K2 may provide proxy recommendations to certain third parties where K2 acts as Investment Manager or Investment Adviser but does not have proxy voting authority. In such circumstances, if the responsible parties have requested that K2 provide voting recommendations – such recommendations may be communicated by Client Services, the relevant Solutions Portfolio Manager or other appropriate personnel.

5. Proxies for Equity Securities where K2 Has Delegated Proxy Voting Responsibility to a Subadviser.

To the extent that K2 has a subadvisory agreement with an affiliated or unaffiliated investment manager (the “Subadviser”) with respect to a particular advisory client, K2 may delegate proxy voting responsibility to the Subadviser.

6. Conflicts of Interest.

As each Proxy is reviewed by the K2 CCO, material conflicts of interest between K2 and the client can be identified and assessed. Any communication between the client and K2 regarding the client’s voting direction will be maintained for a period of not less than twelve months, and otherwise in compliance with Section 7 below. Examples of a material conflict of interest may be:

• if a proposal may harm a client financially while enhancing the financial or business prospects of K2. Likewise, if a proposal may harm the financial or business prospects of K2 while enhancing a client’s financial position; and

• if a proposal may be contrary to the social philosophy or beliefs of a client while enhancing the financial position of the client or the financial or business prospects of K2.

Issues not covered by these guidelines will be examined by the Legal/Compliance team.

7. Recordkeeping and Reporting.

As also described in Section 10.8 [Proxy Voting Records] of the K2 Compliance and Supervisory Procedures Manual, if K2 exercises voting authority with respect to its clients, it must make and retain the following: (a) a copy of its proxy voting policies and procedures; (b) a copy of each proxy statement that K2 receives regarding client securities (K2 may satisfy this requirement by relying on a third party to make and retain, on K2’s behalf, a copy of a proxy statement (provided that K2 has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may, to the extent available, rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering Analysis, and Retrieval (EDGAR) system);

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(c) a record of each vote cast by K2 on behalf of a client (K2 may satisfy this requirement by relying on a third party to make and retain, on K2’s behalf, a record of the vote cast, provided that K2 has obtained an undertaking from the third party to provide a copy of the record promptly upon request); (d) a copy of any document created by K2 that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (e) a copy of each written client request for information on how K2 voted proxies on behalf of the client, and a copy of any written response by K2 to any (written or oral) client request for information on how K2 voted proxies on behalf of the requesting client.

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APOLLO

APPENDIX 23 PROXY VOTING POLICY

PROXY VOTING

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, requires investment advisers to adopt and implement policies and procedures that are reasonably designed to ensure that an investment adviser votes client proxy statements in the best interests of its clients. Investment advisers must disclose to their clients on Form ADV Part 2A how they can obtain information on how proxies were voted, provide clients with a description of the adviser’s proxy voting policies and procedures, and upon request, furnish clients with a copy of those policies and procedures.

Definitions

“Best Interest of the Client.” Apollo believes that this means the clients’ best economic interests over the long-term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Under its investment philosophy, Apollo Global Management, Inc.’s affiliated registered investment advisers (the “Firm’s” or “Apollo’s”)1 generally advise clients to invest in a company only if Apollo believes that the company’s management seeks to serve shareholders’ best interests. As a result, Apollo believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and its client’s best interests.

“Material Conflicts of Interest.” Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Apollo’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a client of, or an investor in a fund managed by, Apollo; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a client of Apollo (or an investor in an Apollo fund); (3) a client or investor, or an interest group supported by a client or investor, actively supports a proxy proposal; or (4) Apollo or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.

Receipt and Reconciliation of Proxies

All proxy materials received by Apollo shall be forwarded to the Fund Controller for private equity funds or to the operations group for capital market funds (collectively, the “proxy recipients”) who shall record on a log the name of the portfolio company to which the proxy

1 Apollo’s registered investment advisers include Apollo Management, L.P., Apollo Capital Management, L.P., Apollo Credit Management, LLC, Apollo Global Real Estate Management, L.P., Apollo Investment Management, L.P., affiliated other investment advisers, including any subsequent formed or acquired investment advisers (which, collectively, conduct a single advisory business) and all of their affiliated entities.

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materials relate, the date the proxy materials are received and the date by which the proxy needs to be voted.

The proxy recipients shall compare the number of shares represented by the proxy materials to the number of shares owned by Apollo’s clients. If the number of shares reflected in the proxy materials does not match the number of shares owned by the funds, the proxy recipients will resolve any difference and ensure that all eligible shares can be voted.

Upon completion of the reconciliation process, the proxy recipient shall forward the proxy materials to the Chief Compliance Officer or designee as well as the Portfolio Manager (“PM”) and shall maintain a record setting forth the date the proxy materials were forwarded.

Proxy Voting Process

The Chief Compliance Officer or designee shall determine whether a material conflict of interest exists between Apollo and the interests of its clients or between Apollo and its clients and portfolio company shareholders when an Apollo representative sits on the board of directors of the portfolio company that is the subject of a proxy.

If no material conflict of interest is identified, the Chief Compliance Officer or designee shall provide clearance to the proxy recipient who will coordinate with the PM or a member of the Deal Team responsible for the portfolio company issuing the proxy. The PM or a member of the Deal Team shall instruct the proxy recipient how to vote the proxy and the proxy recipient shall retain such direction. The PM or a member of the Deal Team shall instruct that all proxies be voted in the best interests of Apollo’s clients pursuant to the goals of the client’s investment strategy. This may result in a decision to abstain from voting when such decision is in the best interests of Apollo’s clients.

In the event that a material conflict of interest is identified, the Chief Compliance Officer or designee shall take such actions as he or she deems necessary to determine how to vote the proxy in the best interests of Apollo’s clients. Depending upon the specific facts and circumstances associated with a given proxy, such actions may include consulting with: (1) Legal, (2) outside counsel, (3) a proxy consultant, or (4) PMs or Deal Team members. After such consultation, the Chief Compliance Officer or designee together with the PM or a Deal Team member shall instruct the proxy recipient how to vote the proxy and the proxy recipient shall retain such direction.

The Chief Compliance Officer or designee shall make and maintain a record describing the steps taken to address a potential material conflict of interest and the proxy recipient shall maintain records disclosing the date all proxies were voted and how they were voted.

Requests for Voting Information

If a client requests information regarding how proxies were voted or a copy of Apollo’s proxy voting policy and procedures, the Chief Compliance Officer or designee shall provide the client with the requested information. The Chief Compliance Officer or designee shall make and retain a copy of each request received from a client together with a copy of the response provided to the client.

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Benefit Street Partners L.L.C.

PROXY VOTING AND OTHER VOTING OR CONSENT/ACTION POLICIES AND PROCEDURES

A. Introduction/General Principles

In accordance with the Firm’s fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm’s Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm’s proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as “Voting, Consent and/or Action Matters”).
It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients’ best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client (i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote,

(iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm’s affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances

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surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm’s Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm’s ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting). The Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B. Guidelines

The following represents a guideline for each of the principal policy issues:

1. Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2. Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options

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plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

3. Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4. Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

5. Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm’s Clients on a Client-by-Client basis.

6. Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client’s interests and the Firm’s interest or between two or more Clients’ interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by- Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C. Recordkeeping

In accordance with the Firm’s Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

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E l l i n g t o n M a n a g e m e n t G r o u p

Compliance Manual

Proxy Voting and Corporate Actions

PROXY VOTING AND CORPORATE ACTIONS

The firm’s policy with respect to voting equity proxies or exercising discretion with respect to fixed income corporate actions is outlined below. In all cases, in circumstances in which we are exercising discretion on behalf of a Client, that discretion is to be exercised in accordance with our good faith assessment of the best interests of the Client in light of the proposed vote or action.

Equity proxies

As a general rule, Ellington votes equity proxies for Clients with respect to which the Firm has determined that the benefit of voting such proxies exceeds the cost of voting them. Factors considered in making this determination can include: i) the strategy of the Client, ii) the amount of equities traded, iii) the holding periods for equities positions, iv) whether equities positions are typically long or short, and v) any other relevant factors.

Equities Clients

Ellington’s policy is to generally presume that voting proxies is a net benefit to Clients who take long equity positions as a material part of their strategy.

Use of third party proxy service

With respect to equities accounts for which Ellington has determined that the benefit of voting proxies outweighs the cost of voting those proxies, the Firm expects to employ a third party proxy voting service. Proxies will be voted by the service in accordance with their then-current guidelines. Though, as discussed below, the Firm may elect not to vote proxies for quantitative equities clients in cases in which the cost of such voting outweighs its benefits, a proxy service may nevertheless be engaged for clients pursuing such strategies in cases in which the terms of the relevant governing documents or agreements require voting of proxies.

Deviation from proxy service guidelines

For Clients for whom proxies are voted, the recommendation of the proxy service may be overridden on a case-by-case basis, provided the portfolio manager for the relevant Client has made a determination that it is in the best interests of the Client to vote contrary to the recommendations of the service. All such votes must be pre-approved by the CCO or his designee.

Quantitative equities Clients

Notwithstanding the presumption in favor of voting proxies for equities funds, the Firm may determine, on a case-by-case basis, that the benefit of voting proxies for a particular strategy or Client is outweighed by the costs. For example, quantitative equities strategies with relatively high turnover and which may take short positions in the same equities in which they have taken long positions within the previous 30 to 60 days, may derive little benefit from the voting of proxies. Determinations not to vote proxies for such accounts will be made by the Compliance Committee upon the recommendation of the relevant portfolio manager, and such determinations will be periodically re-assessed by the Committee. In determining whether to vote proxies for such Clients, the Committee will also consider the disclosure made or to be made to the Client or its investors.

Non-equities Clients

Ellington has made a determination that, with the present exception of equities Clients as discussed above, the holdings of equity securities in accounts managed by Ellington are either non-existent, incidental, or immaterial relative to the overall size and strategies of such Clients, and that the cost of voting proxies for such Clients currently exceeds the expected benefit to those Ellington Clients. Accordingly, Ellington will not under ordinary circumstances vote proxies relating to equity securities held in such Client accounts.

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Discretion to vote equity proxies in accounts not using a proxy service

Notwithstanding a general determination not to vote equity proxies for a particular Client, where the relevant portfolio manager believes that voting a particular proxy is in the interests of a Client, the portfolio manager has the discretion to vote such proxy, provided that it is voted in the best interest of the relevant Client and the vote receives the prior approval of the CCO.

Mitigation of Conflicts of Interest

As discussed above, firm policy it either (i) to make use of a proxy service and require CCO approval of votes deviating from the recommendation of the proxy service, or (ii) to vote without use of proxy service, provided the vote receives prior approval of the CCO. In both cases, the CCO’s review and approval is intended to assist with identification of potential conflicts of interest that may arise in connection with the vote, and to permit the CCO, in consultation with others as appropriate, to recommend additional conflict mitigating measures where appropriate, including, for example, seeking review or approval by a client, fund board, or advisory committee.

Corporate Actions

From time to time the firm receives requests from trustees or issuers for votes or other instructions or actions (together, “Corporate Actions”) with respect to fixed income securities held by our Clients.

Corporate Actions should be forwarded to Legal and Compliance on a timely basis for review.

Review by Legal and Compliance

An attorney in Legal and Compliance will review Corporate Actions, including review of any documents to be executed in connection with the Action and consultation with the relevant Portfolio Manager or trading personnel concerning their assessment of the proposed action and any recommendation they have with respect to it.

In addition, the CCO will conduct a “conflicts check” to assess whether multiple clients may have conflicting financial interests in a proposed Action through short positions or investment in multiple levels of an issuer’s capital structure.

Review by Vice Chairman

After review, Legal and Compliance will forward to Laurence Penn a recommendation with respect to a proposed Corporate Action. Approved recommendations should be forwarded to the appropriate operations personnel to ensure timely response.

Corporate Actions which are solely ministerial or administrative in nature and have no anticipated substantive economic effects on the issuer or its security-holders may be reviewed solely by Legal and Compliance and need not be submitted to the Vice Chairman for prior review.

Corporate Actions and ERISA Clients

Corporate Actions in which the interests of any Ellington Client deemed an ERISA benefit plan or “look-through” benefit plan conflict with those of another Ellington Client may, depending upon the facts and circumstances, be reviewed by an outside or “third-party fiduciary” who is engaged to act on behalf of one or more Ellington Clients. The CCO will refer potential conflicts involving ERISA Clients to the Compliance Committee for prior review. The Committee will make a recommendation to the Executive Committee with respect to whether a third-party fiduciary should be engaged in such circumstances.

Version History:

Updated:  October 23, 2018; October 10, 2012; October 19, 2011; June 22, 2010; November 24, 2009; June 2, 2009

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Emso Asset Management Limited

Proxy Voting Policy

General Duty

We invest and have the authority to vote proxies in securities issued by both public and private issuers on behalf of our Clients.

Since we have voting authority of the securities in our Client’s portfolio, the SEC requires that we have implemented proxy voting policies.

Proxy Voting decisions are the responsibility of the relevant Portfolio Manager and are made in accordance with the proxy voting policies and procedures (the “Policies”). The actual voting of all proxies is the responsibility of the relevant portfolio manager, and the monitoring of the effectiveness of the Policies is the responsibility of Compliance.

There may be situations in which the Firm decides in the best interests of its Client’s to deviate from the Policies. In such event, Compliance will document in writing the reason for the deviation.

Guidelines for Voting Proxies

The Firm has a commitment to evaluate and vote proxy issues in the best interests of its Clients. We will generally vote proxy proposals, amendments, consents, or resolutions relating to Client securities, including interests in private investment funds, if any, (collectively, "proxies") in accordance with the following guidelines:

a) we will generally support a current management initiative if our view of the Issuers management is favourable;

b) we will generally vote to change the management structure of an Issuer if it would increase shareholder value;

c) we will generally vote against management if there is a clear conflict between the Issuer’s management and shareholder interest;

d) in some cases, even if the Firm supports an Issuer’s management, there may be some corporate governance issues that the Firm believes should be subject to shareholder approval; and,

e) we may abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to our Clients.

Generally, all proxies are evaluated and voted on a case-by-case basis, considering each of the relevant factors set forth above. In all cases, we will take the appropriate action that we believe will be most advantageous to our Clients.

The Portfolio Manager will receive all proxies and then will determine how to vote each such proxy. Upon making a decision, the Portfolio Manager will instruct a member of the Operations team on how to instruct the custodian or prime broker to vote. It is the responsibility of the Operations team to instruct the custodian or prime broker and notify Compliance of the voting decision in order to update the Client's proxy voting record. The Role of the Head of Operations should ensure that the voting of all proxies is done in a timely manner. Compliance should monitor the effectiveness of these Policies.

If an independent third party or a committee is used in making a decision to vote on a proxy, the Firm should submit the proxy to such third party or committee for a decision. The Operations team will execute the proxy in accordance with such third party's or committee's decision.

Conflicts of Interest

There may be times in which conflicts may arise between the interest of the Client and the interest of the Firm. If a perceived material conflict of interest arises in connection with a proxy vote, the Firm may resolve such perceived material conflicts of interest as follows:

a) delegate the voting decision for such proxy proposal to an independent third party;

b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Client, as applicable;

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c) inform the Investors or Account of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as we recommend; or

d) obtain approval of the decision from Compliance.

If a perceived material conflict of interest has been identified, Compliance will maintain a written record of the resolution of the material conflict of interest and the determination of the proxy vote.

Record of Proxy Voting

Compliance will maintain, or have available, a record of each proxy received and each proxy executed. Proxy information is generally received from our Prime Brokers and executed via email, and a copy of the email will be maintained.

Compliance will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Portfolio Manager or others, that were material to making the voting decision.

Upon request, Clients may receive a copy of our Proxy Voting Policies and Procedures and receive information regarding the manner in which securities held in their account were voted.

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Last revised April 2018

MEDALIST PARTNERS, LP

PROXY VOTING POLICY AND PROCEDURES

Introduction

Medalist Partners, LP (“Medalist”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Medalist to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Medalist must cast proxy votes in the best interests of each of its clients.

Medalist provides investment advisory services to private investment funds as well a separate accounts for institutional or individual investors (hereafter, the “Clients”) and is of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of the Clients. The Policy addresses particular issues and gives a general indication of how Medalist will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Medalist’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to Client securities (collectively, “proxies”), in a manner that serves the best interests of the Clients, as determined by Medalist in its discretion, taking into account the following factors: (i) the impact on the value of the investments; (ii) the anticipated associated costs and benefits; (iii) the continued or increased availability of portfolio information; and (iv) industry and business practices. In limited circumstances, Medalist may refrain from voting proxies where Medalist believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Clients.

Prior to exercising its voting authority, if any, Medalist reviews the relevant facts and determines whether or not a material conflict of interest may arise due to business, personal or family relationships of Medalist, its owners, its employees or its related persons, with persons having an interest in the outcome of the vote. If a material conflict exists, Medalist takes steps to ensure that its voting decision is based on the best interests of the Client and is not a product of the conflict. Medalist may, at its discretion, disclose the conflict of interest to the Client and defer to the client’s voting recommendation, defer to the voting recommendation of an independent third party provider of proxy voting services, or take any other action which would serve the best interest of the Client. Depending on the particular circumstances involved, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may be similar or identical.

Proxy Voting Committee

The Proxy Voting Committee will consist of Portfolio Managers, the President, the CCO, and the Director of Operations. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Medalist’s clients.

Medalist investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

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Medalist is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

• a copy of the Policy;

• a copy of each proxy statement received on behalf of Medalist clients;

• a record of each vote cast on behalf of Medalist clients;

• a copy of all documents created by Medalist personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

• a copy of each written request by a client for information on how Medalist voted proxies, as well as a copy of any written response.

Disclosure

Medalist will describe the Policy to each client. Upon request, Medalist will provide any client with a copy of the Policy. Medalist will also disclose to its clients how they can obtain information on their proxy votes.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Medalist’s operations team will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the

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auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection are generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

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Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders' Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by- case basis.

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Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets

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(including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond

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the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

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Executive and Director Compensation Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

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Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
File Nos. 811-22641 & 333-189667

PART C
Other Information

(a) Agreement and Declaration of Trust

(i)

Amended and Restated Agreement and Declaration of Trust of Franklin Alternative Strategies Funds dated May 17, 2018

Filing: Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 27, 2018

(b) By-laws

(i)

Amended and Restated By-Laws of Franklin Alternative Strategies Funds effective as of May 17, 2018

Filing: Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 27, 2018

(c) Instruments Defining Rights of Security Holders
(i) Agreement and Declaration of Trust

(a) Article III, Shares
(b) Article V, Shareholders’ Voting Powers and Meetings
(c) Article VI, Net Asset Value; Distributions; Redemptions; Transfers
(d) Article VIII, Certain Transactions: Section 4
(e) Article X, Miscellaneous: Section 4

(ii) By-Laws

(a) Article II, Meetings of Shareholders
(b) Article VI, Records and Reports: Section 1, 2 and 3
(c) Article VII, General Matters: Section 3, 4, 6 and 7
(d) Article VIII, Amendment: Section 1

(iii) Part B, Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)

Amended and Restated Investment Management Agreement between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and K2/D&S Management Co., L.L.C. dated September 25, 2013 as amended October 1, 2017

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(ii)

Amendment dated July 1, 2020 to the Amended and Restated Investment Management Agreement between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and K2/D&S Management Co., L.L.C. dated September 25, 2013 as amended October 1, 2017

Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 28, 2020

(iii) Form of Sub-advisory Agreement with K2/D&S Management Co., L.L.C on behalf of Franklin K2 Alternative Strategies Fund
Filing: Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A

File No. 811-22641
Filing Date: October 2, 2013

(iv)

Investment Management Agreement between K2 Holdings Investment Corporation and K2/D&S Management Co., L.L.C. on behalf of Franklin K2 Alternative Strategies Fund dated December 16, 2013

Filing: Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 26, 2014

(v)

Amended and Restated Investment Management Agreement between the Registrant, on behalf of Franklin K2 Long Short Credit Fund and K2/D&S Management Co., L.L.C. dated August 1, 2015 as amended October 1, 2017

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(vi)

Amendment dated July 1, 2020 to the Amended and Restated Investment Management Agreement between Registrant, on behalf of Franklin K2 Long Short Credit Fund and K2/D&S Management Co., L.L.C. dated August 1, 2015 as amended October 1, 2017

Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 28, 2020

(vii)

Amendment dated May 14, 2020 to the Amended and Restated Investment Management Agreements between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund and K2/D&S Management Co., L.L.C.

(e) Underwriting Contracts

(i)

Distribution Agreement, between the Registrant and Franklin Templeton Distributors, Inc. on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund dated September 1, 2013, revised Attachment A dated September 27, 2016

(ii)	Amendment dated May 14, 2020 to the Distribution Agreements between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund

(f) Bonus or Profit Sharing Contracts

Not Applicable

(g) Custodian Agreements

(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A File No. 811-22641 Filing Date: December 6, 2011

(ii)	Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(iii)	Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A

File No. 811-22641
Filing Date: December 6, 2011

(iv)	Amendment dated January 29, 2021 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(v)	Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A File No. 811-22641 Filing Date: December 6, 2011

(vi)

Amendment dated June 3, 2019 to Schedule 1 of the Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(vii)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(viii)

Amendment dated January 27, 2017 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001

Filing: Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 28, 2017

(ix)	Amendment dated November 19, 2014 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 8, 2015

(x)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(xi)	Amendment dated January 29, 2021 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(xii)

Supplement to the Master Custody Agreement Hong Kong- China Connect Service on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund dated July 26, 2018, revised Exhibit A dated August 1, 2019

Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 28, 2020

(h) Other Material Contracts

(i)	Form of Placement Agent Agreement between Registrant and Franklin Templeton Financial Services, Inc.
Filing: Registration Statement on Form N-1A
File No. 811-22641

Filing Date: December 6, 2011

(ii)

Sub-Contract for Administrative Services between K2/D&S Management Co., L.L.C, on behalf of Franklin K2 Alternative Strategies Fund and Franklin Templeton Services, LLC dated December 16, 2013

Filing: Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 26, 2014

(iii)

Amended and Restated Sub-Contract for Fund Administrative and Accounting Services between Franklin Templeton Services, LLC and BNY Mellon Investment Servicing (US) Inc. with respect to Franklin K2 Alternative Strategies Fund dated December 16, 2013

Filing: Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 26, 2014

(iv)

Amended and Restated Transfer Agent and Shareholder Service Agreement between the Registrant and Franklin Templeton Investor Services, LLC dated November 1, 2017

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(v)	Sub-Contract for Fund Administrative Services between K2/D&S Management Co., L.L.C, on behalf of Franklin K2 Long Short Credit Fund and Franklin Templeton Services, LLC dated August 1, 2015
Filing: Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 28, 2016

(i) Legal Opinion

(i)	Opinion and consent of counsel with respect to Franklin K2 Alternative Strategies Fund dated October 1, 2013
Filing: Pre-Effective Amendment No.3 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(ii)	Opinion and consent of counsel with respect to Franklin K2 Long Short Credit Fund dated September 8, 2015
Filing: Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 8, 2015

(j) Other Opinions
(i)	Consent of Independent Registered Public Accounting Firm

(k) Omitted Financial Statements

Not Applicable

(l) Initial Capital Agreements

Not Applicable

(m) Rule 12b-1 Plan

(i)	Class A Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013

Filing: Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(ii)	Class C Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013
Filing: Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(iii)	Class R Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013
Filing: Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(iv)	Class A Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Long Short Credit Fund, and Franklin/Templeton Distributors, Inc. dated August 1, 2015
Filing: Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 8, 2015

(v)	Class C Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Long Short Credit Fund, and Franklin/Templeton Distributors, Inc. dated August 1, 2015
Filing: Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 8, 2015

(vi)	Class R Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Long Short Credit Fund, and Franklin/Templeton Distributors, Inc. dated August 1, 2015
Filing: Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 8, 2015

(vii)

Amendment dated May 14, 2020 to the Class A, C and R Distribution Plans, pursuant to Rule 12b-1 between the Registrant and Franklin/Templeton Distributors, Inc. on behalf of Franklin K2Alternative Strategies Fund and Franklin K2 Long Short Credit Fund

(n) Rule 18f-3 Plan

(i)

Amended Multiple Class Plan with respect to Franklin K2 Alternative Strategies Fund September 27, 2013 amended October 5, 2018

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(ii)

Amended Multiple Class Plan with respect to Franklin K2 Long Short Credit Fund dated July 13, 2015 amended October 5, 2018

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(p) Code of Ethics

(i)	Franklin Templeton Code of Ethics dated August 16, 2021

(ii)	Apollo Credit Management LLC Code of Ethics dated July 2021

(iii)	Bardin Hill Arbitrage IC Management LP Code of Ethics dated May 2021

(iv)

Benefit Street Partners, L.L.C. Code of Ethics dated December 20, 2019

Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 28, 2020

(v)	BlueBay Asset Management LLP Code of Ethics December 2018 Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 28, 2020

(vi)	Brigade Capital Management, LP Code of Ethics dated September 2020

(vii)	Chilton Investment Company, LLC Code of Ethics dated September 2018 Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 30, 2019

(viii)	Electron Capital Partners, LLC Code of Ethics September 2019 Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 28, 2020

(ix)	Elementum Advisors, LLC Code of Ethics dated 2019 Filing: Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 28, 2020

(x)

Ellington Global Asset Management, L.L.C. Code of Ethics dated July 17, 2019

Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A

File No. 811-22641

Filing Date: September 30, 2019

(xi)	EMSO Asset Management Limited Code of Ethics – June 2019 Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 30, 2019

(xii)	Graham Capital Management, L.P. Code of Ethics dated April 2018 Filing: Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 27, 2018

(xiii)	Jennison Associates LLC Code of Ethics as amended March 31, 2020

(xiv)	K2/D&S Management Co., L.L.C. Code of Ethic – September 2020

(xv)	Lazard Asset Management LLC Code of Ethics dated September 1, 2018 Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 30, 2019

(xvi)	Loomis Sayles & Company, L.P. Code of Ethics dated January 14, 2000, as amended December 16, 2020

(xvii)	Medalist Partners, LP Code of Ethics dated April 2018
Filing: Amendment No. 24 to the Registration Statement on Form N-1A

File No. 811-22641
Filing Date: September 27, 2018

(xviii)	One River Asset Management Code of Ethics dated November 2020

(xix)	P. Schoenfeld Asset Management LP Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(xx)	Portland Hill Capital LLP Code of Ethics amended December 30, 2016 Filing: Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 28, 2017

(xxi)	RV Capital Code of Ethics dated 2021

(xxii)	Wellington Management Company, LLP Code of Ethics dated July 1, 2021

(q) Power of Attorney

(i)	Power of Attorney dated May 21, 2019 Filing: Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A File No. 811-22641 Filing Date: September 30, 2019

(ii)	Power of Attorney for Brooks Ritchey dated December 4, 2020

Item 29. Persons Controlled by or Under Common Control with the Fund

Franklin K2 Alternative Strategies Fund, a series of the Registrant, wholly owns and controls K2 Holdings Investment Corp. (the “K2 Cayman Subsidiary”); a company organized under the laws of the Cayman Islands. The K2 Cayman Subsidiary’s financial statements are and will be included on a consolidated basis in the corresponding Franklin K2 Alternative Strategies Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

K2/D&S Management Co., L.L.C. (K2 Advisors) serves as investment manager to Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund. For additional information please see Part B and Schedules A and D of Form ADV of K2 Advisors (SEC File 801-61852) incorporated herein by reference, which set forth the officers and directors of K2 Advisors and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

For additional information about the sub-advisers of the Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund, please see Part B (the Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund’s statement of additional information) and Part 2A and Schedules A and D of Form ADV of each sub-adviser as listed below, each of which is incorporated herein by reference.

Name of Sub-Advisor	SEC Number
Apollo Credit Management LLC	801-67592
Bardin Hill Arbitrage IC Management, LP	801-107221
Benefit Street Partners, LLC	801-72843
BlueBay Asset Management, LLP	801-61494
Brigade Capital Management, LP	801-69965
Chilton Investment Company, LLC	801-62678
Electron Capital Partners, LLC	801-79375
Elementum Advisors, LLC	801-70618
Ellington Global Asset Management, LLC	801-56399
EMSO Asset Management Limited	801-66016
Graham Capital Management, L.P.	801-73422
Jennison Associates LLC	801-5608
Lazard Asset Management LLC	801-61701
Loomis Sayles & Company, L.P.	801-170
Medalist Partners, LP	801-113015
One River Asset Management, LLC	801-78232
P. Schoenfeld Asset Management LP	801-52211
Portland Hill Asset Management Limited	801-100454
RV Capital Management Private Ltd.	801-79896
Wellington Management Company, LLP	801-15908

Item 32. Principal Underwriters

(a)	Franklin Distributors, LLC (Distributors) also act as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds
Franklin ETF Trust
Franklin Federal Tax-Free Income Fund
Franklin Fund Allocator Series
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust

Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Municipal Securities Trust
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton ETF Trust
Franklin Templeton Trust
Franklin Templeton Variable Insurance Products Trust
Franklin U.S. Government Money Fund
Franklin Value Investors Trust
Institutional Fiduciary Trust
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

(b)

The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889)

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

The Registrant hereby undertakes, on behalf of the Franklin K2 Alternative Strategies Fund, to cause the K2 Cayman Subsidiary to:

(i)

maintain a set of its books and records at an office located within the U.S., where the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(ii)

designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court and consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of September 2021.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
(Registrant)

By: /s/STEVEN J. GRAY
Steven J. Gray
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

BROOKS RITCHEY*	President and Chief
Brooks Ritchey	Executive Officer – Investment Management	September 24, 2021

MATTHEW T. HINKLE*	Chief Executive Officer –
Matthew T. Hinkle	Finance and Administration	September 24, 2021

ROBERT G. KUBILIS*	Chief Financial Officer and
Robert G. Kubilis	Chief Accounting Officer	September 24, 2021

EDWARD I. ALTMAN*
Edward I. Altman	Trustee	September 24, 2021

ANN TORRE BATES*
Ann Torre Bates	Trustee	September 24, 2021

BURTON J. GREENWALD*
Burton J. Greenwald	Trustee	September 24, 2021

GREGORY E. JOHNSON*
Gregory E. Johnson	Trustee	September 24, 2021

JENNIFER M. JOHNSON*
Jennifer M. Johnson	Trustee	September 24, 2021

KEITH E. MITCHELL*
Keith E. Mitchell	Trustee	September 24, 2021

DAVID W. NIEMIEC*
David W. Niemiec	Trustee	September 24, 2021

JAN HOPKINS TRACHTMAN*
Jan Hopkins Trachtman	Trustee	September 24, 2021

ROBERT E. WADE*
Robert E. Wade	Trustee	September 24, 2021

GREGORY H. WILLIAMS*
Gregory H. Williams	Trustee	September 24, 2021

* By: /s/STEVEN J. GRAY_

Steven J. Gray

Attorney-in-Fact

(Pursuant to Power of Attorney previously filed or filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, (the “1933 Act”), and the Investment Company Act of 1940, as amended, K2 Holdings Investment Corporation (the “K2 Cayman Fund") a corporation organized under the laws of the Cayman Islands; has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Mateo, and the State of California, on the 24th day of September, 2021

K2 Holdings Investment Corporation

By: /s/MATTHEW T. HINKLE

Matthew T. Hinkle

Director

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities listed below with regard to the K2 Holdings Investment Corporation and on the dates indicated.

Signature	Title	Date

/s/MATTHEW T. HINKLE	Director	September 24, 2021
Matthew T. Hinkle

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

REGISTRATION STATEMENT

EXHIBIT INDEX

The following exhibits are attached:

EX-99.(d)(vii)

Amendment dated May 14, 2020 to the Amended and Restated Investment Management Agreements between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund and K2/D&S Management Co., L.L.C.

EX-99.(e)(i)

Distribution Agreement, between the Registrant and Franklin Templeton Distributors, Inc. on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund dated September 1, 2013, revised Attachment A dated September 27, 2016

EX-99.(e)(ii)	Amendment dated May 14, 2020 to the Distribution Agreements between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund

EX-99.(g)(iv)	Amendment dated January 29, 2021 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

EX-99.(g)(xi)	Amendment dated January 29, 2021 Exhibit A of the Terminal Link Agreement between Registrant and the Bank of New York Mellon Dated February 16, 1996

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm

EX-99.(m)(vii)

Amendment dated May 14, 2020 to the Class A, C and R Distribution Plans, pursuant to Rule 12b-1 between the Registrant and Franklin/Templeton Distributors, Inc. on behalf of Franklin K2Alternative Strategies Fund and Franklin K2 Long Short Credit Fund

EX-99.(p)(i)	Franklin Templeton Code of Ethics dated August 16, 2021

EX-99.(p)(ii)	Apollo Credit Management LLC Code of Ethics dated July 2021

EX-99.(p)(iii)	Bardin Hill Arbitrage IC Management LP Code of Ethics dated May 2021

EX-99.(p)(vi)	Brigade Capital Management, LP Code of Ethics dates September 2020

EX-99.(p)(xiii)	Jennison Associates LLC Code of Ethics dated March 31, 2020

EX-99.(p)(xiv)	K2/D&S Management Co., L.L.C. Code of Ethics dated September 2020

EX-99.(p)(xvi)	Loomis Sayles & Company, L.P. Code of Ethics dated January 14, 2000, amended December 16, 2020

EX-99.(p)(xviii)	One River Asset Management, LLC Code of Ethics dated November 2020

EX-99.(p)(xxi)	RV Capital Management Private Ltd Code of Ethics dated March 31, 2020

EX-99.(p)(xxii)	Wellington Management Company, LLP Code of Ethics dated July 1, 2021

EX-99.(q)(ii)	Power of Attorney for Brooks Ritchey dated December 4, 2020